Exhibit 10

EXECUTION VERSION

GS MORTGAGE SECURITIES CORPORATION II,

PURCHASER

and

GOLDMAN SACHS MORTGAGE COMPANY,

SELLER

MORTGAGE LOAN PURCHASE AGREEMENT

Dated as of September 1, 2016

Series 2016-GS3

This Mortgage Loan Purchase Agreement (“Agreement”), dated as of September 1, 2016, is between GS Mortgage Securities Corporation II, a Delaware corporation, as purchaser (the “Purchaser”), and Goldman Sachs Mortgage Company, a New York limited partnership, as seller (the “Seller”).

Capitalized terms used in this Agreement not defined herein shall have the meanings ascribed to them in the Pooling and Servicing Agreement, dated as of September 1, 2016 (the “Pooling and Servicing Agreement”), among the Purchaser, as depositor (in such capacity, the “Depositor”), Midland Loan Services, a Division of PNC Bank, National Association, as master servicer (the “Master Servicer”), Rialto Capital Advisors, LLC, as general special servicer (a “Special Servicer”), Trimont Real Estate Advisors, LLC, as 540 West Madison special servicer (a “Special Servicer”), Pentalpha Surveillance LLC, as operating advisor (in such capacity, the “Operating Advisor”) and asset representations reviewer (in such capacity, the “Asset Representations Reviewer”), and Wells Fargo Bank, National Association, as certificate administrator (in such capacity, the “Certificate Administrator”) and as trustee (in such capacity, the “Trustee”), pursuant to which the Purchaser will transfer the Mortgage Loans (as defined herein) to a trust fund and certificates representing ownership interests in the Mortgage Loans will be issued by a New York common law trust (the “Trust”). In exchange for the Mortgage Loans, the Trust will issue to or at the direction of the Depositor certificates to be known as GS Mortgage Securities Trust 2016-GS3, Commercial Mortgage Pass-Through Certificates, Series 2016-GS3 (collectively, the “Certificates”). For purposes of this Agreement, “Mortgage Loans” refers to the mortgage loans listed on Exhibit A (and for the avoidance of doubt, the term Mortgage Loan shall include a subordinate interest in one mortgage loan, the “Trust Subordinate Companion Loan”) and “Mortgaged Properties” refers to the properties securing such Mortgage Loans.

The Purchaser and the Seller wish to prescribe the manner of sale of the Mortgage Loans from the Seller to the Purchaser and in consideration of the premises and the mutual agreements hereinafter set forth, agree as follows:

SECTION 1          Sale and Conveyance of Mortgages; Possession of Mortgage File. The Seller does hereby sell, transfer, assign, set over and convey to the Purchaser, without recourse (except as otherwise specifically set forth herein), (subject to the rights of the holders of interests in the Companion Loans) all of its right, title and interest in and to the Mortgage Loans identified on Exhibit A to this Agreement (the “Mortgage Loan Schedule”) including all interest and principal received on or with respect to the Mortgage Loans after the Cut-off Date, (excluding payments of principal, interest and other amounts due and payable on the Mortgage Loans on or before the Cut-off Date). Upon the sale of the Mortgage Loans, the ownership of each related Mortgage Note, the Seller’s interest in the related Mortgage represented by the Mortgage Note and the other contents of the related Mortgage File (including, in the case of the 540 West Madison Whole Loan, the separate note evidencing the Trust Subordinate Companion Loan) (subject to the rights of the holders of interests in the Companion Loans) will be vested in the Purchaser and immediately thereafter the Trustee, and the ownership of records and documents with respect to each Mortgage Loan (other than those to be held by the holders of the Companion Loans) prepared by or which come into the possession of the Seller shall (subject to the rights of the holders of interests in the Companion Loans) immediately vest in the Purchaser and immediately thereafter the Trustee. In connection with the transfer of the Mortgage Loans related to the Whole Loans pursuant to this Section 1, the Seller does hereby assign to the Purchaser all of its rights, title and interest (solely in its capacity as the holder of the Mortgage Loans related to Whole Loans) in, to and under the related Co-Lender Agreements (it being understood and agreed that the Seller does not assign any right, title or interest that it or any other party may have thereunder in its capacity as any Companion Holder). The Purchaser will sell (i) the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class X-A, Class X-B, Class A-S, Class B, Class PEZ and Class C Certificates (the “Public Certificates”) to the underwriters specified in the underwriting agreement, dated as of September 22, 2016 (the “Underwriting Agreement”), among the Depositor, Goldman, Sachs & Co. (“GS&Co.”), Academy Securities, Inc. (“Academy”), Citigroup Global Markets Inc. (“CGMI”) and Drexel Hamilton, LLC, (“Drexel” and, together with GS&Co., Academy and CGMI, the “Underwriters”); (ii) the Class D, Class X-D, Class E, Class F, Class G and Class R Certificates (the “Private Certificates”) to GS&Co., Academy, CGMI and Drexel as the initial purchasers (each in such capacity, an “Initial Purchaser” and collectively, the “Initial Purchasers”) specified in the certificate purchase agreement, dated as of September 22, 2016 (the “Certificate Purchase Agreement”), among the Depositor and the Initial Purchasers; and (iii) the Class WM-A, Class X-WM and Class WM-B Certificates (the “Loan-Specific Certificates”) to GS&Co (the “Loan-Specific Initial Purchaser”) specified in the loan-specific certificate purchase agreement, dated as of September 22, 2016 (the “Loan-Specific Certificate Purchase Agreement”) among the Depositor and the Loan-Specific Initial Purchaser.

The sale and conveyance of the Mortgage Loans is being conducted on an arms-length basis and upon commercially reasonable terms. As consideration for the Mortgage Loans, the Purchaser shall pay, by wire transfer of immediately available funds, to the Seller or at the Seller’s direction $1,170,880,812.05, plus accrued interest on the Mortgage Loans from and including September 1, 2016 to but excluding the Closing Date (but subject to certain post-settlement adjustment for expenses incurred by the Underwriters, the Initial Purchasers and the Loan-Specific Initial Purchaser on behalf of the Depositor and for which the Seller is specifically responsible). In addition, on the Closing Date, the Seller shall cause to be delivered to the Purchaser the aggregate Interest Deposit Amount with respect to each of the Mortgage Loans with an initial Due Date in November 2016, to be deposited by the Purchaser into the Distribution Account on behalf of the Seller and for the benefit of the Trust Fund, which Interest Deposit Amount for each such Mortgage Loan shall represent an amount equal to 30 days of interest, and with respect to the Shoppes at Rio Grande Mortgage Loan, with an initial Due Date in October 2016, an amount equal to 1 day of interest at the related Net Mortgage Rate on the related Stated Principal Balance of such Mortgage Loans as of the Cut-off Date.

The purchase and sale of the Mortgage Loans shall take place on the Closing Date.

SECTION 2          Books and Records; Certain Funds Received After the Cut-off Date. From and after the sale of the Mortgage Loans to the Purchaser, record title to each Mortgage (other than with respect to any Mortgage Loan that is a Non-Serviced Mortgage Loan) and each Mortgage Note shall be transferred to the Trustee subject to and in accordance with this Agreement. Any funds due after the Cut-off Date in connection with a Mortgage Loan received by the Seller shall be held in trust on behalf of the Trustee (for the benefit of the Certificateholders) as the owner of such Mortgage Loan and shall be transferred promptly to the

Certificate Administrator. All scheduled payments of principal and interest due on or before the Cut-off Date but collected after the Cut-off Date, and all recoveries and payments of principal and interest collected on or before the Cut-off Date (only in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date and principal prepayments thereon), shall belong to, and shall be promptly remitted to, the Seller.

The transfer of each Mortgage Loan shall be reflected on the Seller’s balance sheets and other financial statements as the sale of such Mortgage Loan by the Seller to the Purchaser. The Seller intends to treat the transfer of each Mortgage Loan to the Purchaser as a sale for tax purposes. Following the transfer of the Mortgage Loans by the Seller to the Purchaser, the Seller shall not take any actions inconsistent with the ownership of the Mortgage Loans by the Purchaser and its assignees.

The transfer of each Mortgage Loan shall be reflected on the Purchaser’s balance sheets and other financial statements as the purchase of such Mortgage Loan by the Purchaser from the Seller. The Purchaser intends to treat the transfer of each Mortgage Loan from the Seller as a purchase for tax purposes. The Purchaser shall be responsible for maintaining, and shall maintain, a set of records for each Mortgage Loan which shall be clearly marked to reflect the transfer of ownership of each Mortgage Loan by the Seller to the Purchaser pursuant to this Agreement.

SECTION 3     Delivery of Mortgage Loan Documents; Additional Costs and Expenses. (a)  The Purchaser hereby directs the Seller, and the Seller hereby agrees, such agreement effective upon the transfer of the Mortgage Loans contemplated herein, to deliver to or deposit with (or cause to be delivered to or deposited with) the Custodian (on behalf of the Trustee), with copies to be delivered to the Master Servicer (other than with respect to any Non-Serviced Mortgage Loan) and the applicable Special Servicer, respectively, on the dates set forth in Section 2.01 of the Pooling and Servicing Agreement, all documents, instruments and agreements required to be delivered by the Purchaser, or contemplated to be delivered by the Seller (whether at the direction of the Purchaser or otherwise), to the Custodian, the Master Servicer and the applicable Special Servicer, as applicable, with respect to the Mortgage Loans under Section 2.01 of the Pooling and Servicing Agreement, and meeting all the requirements of such Section 2.01 of the Pooling and Servicing Agreement; provided that the Seller shall not be required to deliver any draft documents, privileged or other communications, credit underwriting, due diligence analyses or data or internal worksheets, memoranda, communications or evaluations.

With respect to letters of credit (exclusive of those relating to a Non-Serviced Mortgage Loan), the Seller shall deliver to the Master Servicer and the Master Servicer shall hold the original (or copy, if such original has been submitted by the Seller to the issuing bank to effect an assignment or amendment of such letter of credit (changing the beneficiary thereof to the Trustee (in care of the Master Servicer) for the benefit of the Certificateholders and, if applicable, the related Serviced Companion Noteholder, that may be required in order for the Master Servicer to draw on such letter of credit on behalf of the Trustee for the benefit of the Certificateholders and, if applicable, the related Serviced Companion Noteholder, in accordance with the applicable terms thereof and/or of the related Mortgage Loan documents)) and the Seller shall be deemed to have satisfied any such delivery requirements by delivering with respect to any letter(s) of credit a copy thereof to the Custodian together with an Officer’s Certificate of the Seller certifying that such document has been delivered to the Master Servicer or an Officer’s Certificate from the Master Servicer certifying that it holds the letter(s) of credit pursuant to Section 2.01(b) of the Pooling and Servicing Agreement. If a letter of credit referred to in the previous sentence is not in a form that would allow the Master Servicer to draw on such letter of credit on behalf of the Trustee for the benefit of the Certificateholders and, if applicable the related Serviced Companion Noteholder, in accordance with the applicable terms thereof and/or of the related Mortgage Loan documents, the Seller shall deliver the appropriate assignment or amendment documents (or copies of such assignment or amendment documents if the Seller has submitted the originals to the related issuer of such letter of credit for processing) to the Master Servicer within 90 days of the Closing Date. The Seller shall pay any costs of assignment or amendment of such letter(s) of credit required in order for the Master Servicer to draw on such letter(s) of credit on behalf of the Trustee for the benefit of the Certificateholders and, if applicable the related Serviced Companion Noteholder, and shall cooperate with the reasonable requests of the Master Servicer or the applicable Special Servicer, as applicable, in connection with effectuating a draw under any such letter of credit prior to the date such letter of credit is assigned or amended in order that it may be drawn by the Master Servicer on behalf of the Trustee for the benefit of the Certificateholders and, if applicable, the related Serviced Companion Noteholders.

(b)          In connection with a Servicing Shift Whole Loan, (1) instruments of assignment to the Trustee may be in blank and need not be recorded pursuant to the Pooling and Servicing Agreement (other than the endorsements to the Note(s) evidencing the related Servicing Shift Mortgage Loan) until the earlier of (i) the related Servicing Shift Securitization Date, in which case such instruments shall be assigned and recorded in accordance with the related Non-Serviced Pooling Agreement, (ii) 180 days following the Closing Date, and (iii) such Servicing Shift Whole Loan becoming a Specially Serviced Mortgage Loan prior to such Servicing Shift Securitization Date, in which case assignments and recordations shall be effected in accordance with Section 2.01 of the Pooling and Servicing Agreement until the occurrence, if any, of such Servicing Shift Securitization Date, (2) no letter of credit need be amended (including, without limitation, to change the beneficiary thereon) until the earlier of (i) the related Servicing Shift Securitization Date, in which case such amendment shall be in accordance with the related Non-Serviced Pooling Agreement, (ii) 180 days following the Closing Date, and (iii) such Servicing Shift Whole Loan becoming a Specially Serviced Mortgage Loan prior to such Servicing Shift Securitization Date in which case such amendment shall be effected in accordance with the terms of Section 2.01 of the Pooling and Servicing Agreement, and (3) on and following such Servicing Shift Securitization Date, the Person selling the related Servicing Shift Lead Note to the related Non-Serviced Depositor, at its own expense, shall be (a) entitled to direct in writing, which may be conclusively relied upon by the Custodian, the Custodian to deliver the originals of all the Mortgage Loan documents relating to such Servicing Shift Whole Loan in its possession (other than the original Note(s) evidencing such Servicing Shift Mortgage Loan) to the related Non-Serviced Trustee or the related Non-Serviced Custodian, (b) if the right under clause (a) is exercised, required to cause the retention by or delivery to the Custodian of photocopies of Mortgage Loan documents related to such Servicing Shift Whole Loan so delivered to such Non-Serviced Trustee or such Non-Serviced Custodian, (c) entitled to cause the completion (or, in the event of a recordation as contemplated by clause (1)(ii) of this paragraph, the preparation, execution and delivery) and recordation of instruments of assignment in the name of the related Other Trustee or related Non-Serviced Custodian, (d) if the right under clause (c) is exercised, required to deliver to the Trustee or Custodian photocopies of any instruments of assignment so completed and recorded, and (e) entitled to require the Master Servicer to transfer, and to cooperate with all reasonable requests in connection with the transfer of, the Servicing File, and any Escrow Payments, reserve funds and items specified in clauses (9), (12) (14) and (18) of the definition of “Mortgage File” in the Pooling and Servicing Agreement for such Servicing Shift Whole Loan to the related Other Servicer.

(c)          Except with respect to any Mortgage Loan that is a Non-Serviced Mortgage Loan, the Seller shall deliver to and deposit (or cause to be delivered to and deposited) with the Master Servicer within five (5) Business Days after the Closing Date: (i) a copy of the Mortgage File; (ii) all documents and records not otherwise required to be contained in the Mortgage File that (A) relate to the origination and/or servicing and administration of the Mortgage Loans (other than the Non-Serviced Mortgage Loan) or the related Serviced Companion Loans, (B) are reasonably necessary for the ongoing administration and/or servicing of the Mortgage Loans (including any asset summaries related to the Mortgage Loans that were delivered to the Rating Agencies in connection with the rating of the Certificates) and the Serviced Companion Loans or for evidencing or enforcing any of the rights of the holder of the Mortgage Loans and the Serviced Companion Loans or holders of interests therein and (C) are in the possession or under the control of the Seller; and (iii) all unapplied Escrow Payments and reserve funds in the possession or under control of the Seller that relate to the Mortgage Loans or any related Serviced Companion Loans, together with a statement indicating which Escrow Payments and reserve funds are allocable to each Mortgage Loan or to the Serviced Companion Loans, provided that copies of any document in the Mortgage File and any other document, record or item referred to above in this sentence that constitutes a Designated Servicing Document shall be delivered to the Master Servicer on or before the Closing Date; provided that the Seller shall not be required to deliver any draft documents, privileged or other communications, credit underwriting, due diligence analyses or data or internal worksheets, memoranda, communications or evaluations.

(d)          With respect to any Mortgage Loan secured by a Mortgaged Property that is subject to a franchise agreement with a related comfort letter in favor of the Seller that requires notice to or request of the related franchisor to transfer or assign any related comfort letter to the Trustee for the benefit of the Certificateholders or have a new comfort letter (or any such new document or acknowledgement as may be contemplated under the existing comfort letter) issued in the name of the Trustee for the benefit of the Certificateholders, the Seller or its designee shall, within 45 days of the Closing Date (or any shorter period if required by the applicable comfort letter), provide any such required notice or make any such required request to the related franchisor for the transfer or assignment of such comfort letter or issuance of a new comfort letter (or any such new document or acknowledgement as may be contemplated under the existing comfort letter), with a copy of such notice or request to the Custodian (who shall include such document in the related Mortgage File), the Master Servicer and the applicable Special Servicer, and the Master Servicer shall use reasonable efforts in accordance with the Servicing Standard to acquire such replacement comfort letter, if necessary (or to acquire any such new document or acknowledgement as may be contemplated under the existing comfort letter), and the Master Servicer shall, as soon as reasonably practicable following receipt thereof, deliver the original of such replacement comfort letter, new document or acknowledgement, as applicable, to the Custodian for inclusion in the Mortgage File.

SECTION 4          Treatment as a Security Agreement. Pursuant to Section 1 hereof, the Seller has conveyed to the Purchaser all of its right, title and interest in and to the Mortgage Loans. The parties intend that such conveyance of the Seller’s right, title and interest in and to the Mortgage Loans pursuant to this Agreement shall constitute a purchase and sale and not a loan. If such conveyance is deemed to be a pledge and not a sale, then the parties also intend and agree that the Seller shall be deemed to have granted, and in such event does hereby grant, to the Purchaser, a first priority security interest in all of its right, title and interest in, to and under the Mortgage Loans, all payments of principal or interest on such Mortgage Loans due after the Cut-off Date, all other payments made in respect of such Mortgage Loans after the Cut-off Date (and, in any event, excluding scheduled payments of principal and interest due on or before the Cut-off Date) and all proceeds thereof, and that this Agreement shall constitute a security agreement under applicable law. If such conveyance is deemed to be a pledge and not a sale, the Seller consents to the Purchaser hypothecating and transferring such security interest in favor of the Trustee and transferring the obligation secured thereby to the Trustee.

SECTION 5          Covenants of the Seller. The Seller covenants with the Purchaser as follows:

(a)          except with respect to any Mortgage Loan that is a Non-Serviced Mortgage Loan it shall cause Anderson McCoy & Orta, P.C. (“AMO”) to record and file in the appropriate public recording office for real property records or UCC financing statements, as appropriate (or, with respect to any assignments that the Custodian has agreed to record or file pursuant to the Pooling and Servicing Agreement, deliver to the Custodian for such purpose and cause the Custodian to record and file), each related assignment of Mortgage and assignment of assignment of leases, rents and profits and each related UCC-3 financing statement referred to in the definition of Mortgage File from the Seller to the Trustee as and to the extent contemplated under Section 2.01(c) of the Pooling and Servicing Agreement. All out of pocket costs and expenses relating to the recordation or filing of such assignments, assignments of Mortgage and financing statements shall be paid by the Seller. If any such document or instrument is lost or returned unrecorded or unfiled, as the case may be, because of a defect therein, then the Seller shall promptly prepare or cause the preparation of a substitute therefor or cure such defect or cause such defect to be cured, as the case may be, and the Seller shall record or file, or cause AMO to record or file, such substitute or corrected document or instrument or, with respect to any assignments that the Custodian has agreed to record or file pursuant to the Pooling and Servicing Agreement, deliver such substitute or corrected document or instrument to the Custodian (or, if the Mortgage Loan is then no longer subject to the Pooling and Servicing Agreement, the then holder of such Mortgage Loan);

(b)          as to each Mortgage Loan, except with respect to any Mortgage Loan that is a Non-Serviced Mortgage Loan, if the Seller cannot deliver or cause to be delivered the documents and/or instruments referred to in clauses (2), (3) and (6) (if recorded) and (15) of the definition of “Mortgage File” in the Pooling and Servicing Agreement solely because of a delay caused by the public recording or filing office where such document or instrument has been delivered for recordation or filing, as applicable, it shall forward to the Custodian a copy of the original certified by the Seller to be a true and complete copy of the original thereof submitted for recording. The Seller shall cause each assignment referred to in Section (5)(a) above that is recorded and the file copy of each UCC-3 assignment referred to in Section (5)(a) above to reflect that it should be returned by the public recording or filing office to the Custodian or its agent following recording (or, alternatively, to the Seller or its designee, in which case the Seller shall deliver or cause the delivery of the recorded/filed original to the Custodian promptly following receipt); provided that, in those instances where the public recording office retains the original assignment of Mortgage or assignment of Assignment of Leases, the Seller shall obtain therefrom and deliver to the Custodian a certified copy of the recorded original. On a monthly basis, at the expense of the Seller, the Custodian shall forward to the Master Servicer a copy of each of the aforementioned assignments following the Custodian’s receipt thereof;

(c)          it shall take any action reasonably required by the Purchaser, the Certificate Administrator, the Trustee or the Master Servicer in order to assist and facilitate the transfer of the servicing of the Mortgage Loans (other than any Mortgage Loan that is a Non-Serviced Mortgage Loan) to the Master Servicer, including effectuating the transfer of any letters of credit with respect to any Mortgage Loan to the Master Servicer on behalf of the Trustee for the benefit of Certificateholders and/or the Companion Holder. Prior to the date that a letter of credit with respect to any Mortgage Loan is transferred to the Master Servicer, the Seller will cooperate with the reasonable requests of the Master Servicer or the applicable Special Servicer, as applicable, in connection with effectuating a draw under such letter of credit as required under the terms of the related Mortgage Loan documents;

(d)          the Seller shall provide the Master Servicer the initial data with respect to each Mortgage Loan for the CREFC® Financial File and the CREFC® Loan Periodic Update File that are required to be prepared by the Master Servicer pursuant to the Pooling and Servicing Agreement and the Supplemental Servicer Schedule;

(e)          if (during the period of time that the Underwriters are required, under applicable law, to deliver a prospectus related to the Public Certificates in connection with sales of the Public Certificates by an Underwriter or a dealer) the Seller has obtained actual knowledge of undisclosed or corrected information related to an event that occurred prior to the Closing Date, which event causes there to be an untrue statement of a material fact with respect to the Seller Information in the Prospectus dated September 23, 2016 relating to the Public Certificates, the annexes and exhibits thereto and the DVD delivered therewith, the Offering Circular dated September 23, 2016 relating to the Private Certificates, the annexes and exhibits thereto and the DVD delivered therewith, or the Loan-Specific Offering Circular dated September 23, 2016 relating to the Loan-Specific Certificates, the annexes and exhibits thereto and the DVD delivered therewith (collectively, the “Offering Documents”), or causes there to be an omission to state therein a material fact with respect to the Seller Information required to be stated therein or necessary to make the statements therein with respect to the Seller Information, in the light of the circumstances under which they were made, not misleading, then the Seller shall promptly notify the Dealers and the Depositor. If as a result of any such event the Dealers’ legal counsel determines that it is necessary to amend or supplement the Offering Documents in order to correct the untrue statement, or to make the statements therein, in the light of the circumstances when the Offering Documents are delivered to a purchaser, not misleading, or to make the Offering Documents in compliance with applicable law, the Seller shall (to the extent that such amendment or supplement solely relates to the Seller Information) at the expense of the Seller, do all things reasonably necessary to assist the Depositor to prepare and furnish to the Dealers, such amendments or supplements to the Offering Documents as may be necessary so that the Seller Information in the Offering Documents, as so amended or supplemented, will not contain an untrue statement, will not, in the light of the circumstances when the Offering Documents are delivered to a purchaser, be misleading and will comply with applicable law. (All terms under this clause (e) and not otherwise defined in this Agreement shall have the meanings set forth in the Indemnification Agreement, dated as of September 22, 2016, among the Underwriters, the Initial Purchasers, the Loan-Specific Initial Purchaser, the Seller and the Purchaser (the “Indemnification Agreement” and, together with this Agreement, the “Operative Documents”));

(f)          for so long as the Trust (or with respect to the Companion Loans, if such Companion Loan is deposited into another securitization, the trust fund under such other securitization) is subject to the reporting requirements of the Exchange Act, the Seller shall provide the Depositor (or with respect to the Companion Loans, if such Companion Loan (or a portion thereof) is deposited into another securitization, the depositor of such securitization) and the Certificate Administrator with any Additional Form 10-D Disclosure, any Additional Form 10-K Disclosure and any Form 8-K Disclosure Information indicated on Exhibit BB, Exhibit CC and Exhibit DD to the Pooling and Servicing Agreement, to the extent contemplated to be provided by the Seller, within the time periods set forth in the Pooling and Servicing Agreement; provided that, in connection with providing Additional Form 10-K Disclosure and the Seller’s reporting obligations under Item 1119 of Regulation AB, upon reasonable request by the Seller, the Purchaser shall provide the Seller with a list of all parties to the Pooling and Servicing Agreement and any other Servicing Function Participant;

(g)          within sixty (60) days after the Closing Date, the Seller shall deliver or cause to be delivered an electronic copy of the Diligence File for each Mortgage Loan (other than the Trust Subordinate Companion Loan) to the Depositor by uploading such Diligence File (including, if applicable, any additional documents that the Seller believes should be included to enable the Asset Representations Reviewer to perform an Asset Review on such Mortgage Loan(other than the Trust Subordinate Companion Loan); provided that such documents are clearly labeled and identified) to the Intralinks Site, each such Diligence File being organized and categorized in accordance with the electronic file structure reasonably requested by the Depositor;

(h)          promptly upon completion or such delivery of the Diligence Files, but in no event later than sixty (60) days after the Closing Date, the Seller shall provide each of the Depositor, the Master Servicer, the Special Servicers, the Certificate Administrator, the Trustee, the Custodian, the Directing Holder, the Asset Representations Reviewer and the Operating Advisor, to the addresses provided in the notice provision of the Pooling and Servicing Agreement, with a certification by an authorized officer of the Seller, substantially in the form of Exhibit E to this agreement, that the electronic copy of the Diligence File for each Mortgage Loan (other than the Trust Subordinate Companion Loan) uploaded to the Intralinks Site constitutes all documents required under the definition of “Diligence File” and such Diligence Files are organized and categorized in accordance with the electronic file structure reasonably requested by the Depositor;

(i)           upon written request of the Asset Representations Reviewer (in the event that the Asset Representations Reviewer reasonably determines that any Review Materials made available or delivered to the Asset Representations Reviewer are missing any documents required to complete any Test for a Delinquent Mortgage Loan), the Seller shall provide to the Asset Representations Reviewer promptly, but in no event later than ten (10) Business Days after receipt of such written request (which time period may be extended upon the mutual agreement of the Seller and the Asset Representations Reviewer), such documents requested by the Asset Representations Reviewer relating to each Delinquent Mortgage Loan to enable the Asset Representations Reviewer to complete any Test for a Delinquent Mortgage Loan, but only to the extent such documents are in the possession of the Seller; provided that the Seller shall not be required to provide any documents that are proprietary to the related originator or the Seller or any draft documents, privileged or internal communications, credit underwriting or due diligence analysis;

(j)           upon the completion of an Asset Review with respect to each Delinquent Mortgage Loan and receipt by the Seller of a written request from the Asset Representations Reviewer, the Seller shall pay a fee of (i) $15,000 plus $1,000 per additional Mortgaged Property with respect to each Delinquent Mortgage Loan subject to an Asset Review with a Cut-off Date Balance less than $20,000,000, (ii) $20,000 plus $1,000 per additional Mortgaged Property with respect to each Delinquent Mortgage Loan subject to an Asset Review with a Cut-off Date Balance greater than or equal to $20,000,000, but less than $40,000,000 or (iii) $25,000 plus $1,000 per additional Mortgaged Property with respect to each Delinquent Mortgage Loan subject to an Asset Review with a Cut-off Date Balance greater than or equal to $40,000,000, in each case within 60 days of such written request by the Asset Representations Reviewer;

(k)          if the preliminary Asset Review Report indicates that any of the representations and warranties fails or is deemed to fail any Test, the Seller shall have 90 days from receipt of the preliminary Asset Review Report to remedy or otherwise refute the Test failure indicated in the preliminary Asset Review Report. If the Seller elects to refute the Test failure indicated in the preliminary Asset Review Report, the Seller shall provide any documents or any explanations to support (i) a conclusion that a subject representation and warranty has not failed a Test or (ii) a claim that any missing documents in the Review Materials are not required to complete a Test, in any such case to the Asset Representations Reviewer;

(l)           the Seller acknowledges and agrees that in the event an Enforcing Party elects a dispute resolution method pursuant to Section 2.03 of the Pooling and Servicing Agreement, the Seller shall abide by the selected dispute resolution method and otherwise comply with the terms and provisions set forth in the Pooling and Servicing Agreement (including the exhibits thereto) related to the resolution method;

(m)         the Seller shall indemnify and hold harmless the Purchaser against any and all expenses, losses, claims, damages and other liabilities, including without limitation the costs of investigation, legal defense and any amounts paid in settlement of any claim or litigation arising out of or based upon (i) any failure of the Seller to pay the fees described under Section 5(j) above within 90 days of written request by the Asset Representations Reviewer or (ii) any failure by the Seller to provide all documents required to be delivered by it pursuant to this Agreement and under the definition of “Diligence File” in the Pooling and Servicing Agreement

within 60 days of the Closing Date (or such later date specified herein or in the Pooling and Servicing Agreement);

(n)          with respect to any Mortgage Loan that is (or may become pursuant to the related Co-Lender Agreement) part of an Non-Serviced Whole Loan, (x) in the event that the Closing Date occurs prior to the closing date of the Non-Serviced Securitization, the Seller shall provide (or cause to be provided) to the Depositor and the Trustee (1) written notice in a timely manner of (but no later than three (3) Business Days prior to) the closing of such Non-Serviced Securitization, and (2) no later than the closing date of such Non-Serviced Securitization, a copy of the Non-Serviced Pooling Agreement in an EDGAR-compatible format, and (y) in the event that the Closing Date occurs after the closing of the Non-Serviced Securitization, the Seller shall provide, or cause the Other Depositor to provide, the Depositor (and counsel thereto) with a copy of the related Non-Serviced Pooling Agreement (together with any amendments thereto) in an EDGAR-compatible format by the later of (1) two (2) Business Days prior to the Closing Date and (2) the closing date of such Non-Serviced Securitization; and

(o)          with respect to the Companion Loans, the Seller agrees that if disclosure related to the description of a party to the Pooling and Servicing Agreement is requested by the holder of a related Companion Loan for inclusion in the disclosure materials relating to the securitization of such Companion Loan, the reasonable costs of such party related to such disclosure and any opinion(s) of counsel, certifications and/or indemnification agreement(s) shall be paid or caused to be paid by the Seller.

SECTION 6          Representations and Warranties.

(a)          The Seller represents and warrants to the Purchaser as of the date hereof and as of the Closing Date that:

(i)           The Seller is a limited partnership, duly organized, validly existing and in good standing under the laws of the State of New York with full power and authority to own its assets and conduct its business, is duly qualified as a foreign organization in good standing in all jurisdictions to the extent such qualification is necessary to hold and sell the Mortgage Loans or otherwise comply with its obligations under this Agreement except where the failure to be so qualified would not have a material adverse effect on its ability to perform its obligations hereunder, and the Seller has taken all necessary action to authorize the execution and delivery of, and performance under, the Operative Documents and has duly executed and delivered each Operative Document, and has the power and authority to execute, deliver and perform under each Operative Document and all the transactions contemplated hereby and thereby, including, but not limited to, the power and authority to sell, assign, transfer, set over and convey the Mortgage Loans in accordance with this Agreement;

(ii)          Assuming the due authorization, execution and delivery of this Agreement by the Purchaser, this Agreement will constitute a legal, valid and binding obligation of the Seller, enforceable against the Seller in accordance with its terms, except as such enforcement may be limited by (A) bankruptcy, insolvency, reorganization, moratorium, liquidation or other similar laws affecting the enforcement of creditors’ rights generally,

(B) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (C) public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of the provisions of this Agreement that purport to provide indemnification for securities laws liabilities;

(iii)         The execution and delivery of each Operative Document by the Seller and the performance of its obligations hereunder and thereunder will not conflict with any provision of any law or regulation to which the Seller is subject, or conflict with, result in a breach of, or constitute a default under, any of the terms, conditions or provisions of any of the Seller’s organizational documents or any agreement or instrument to which the Seller is a party or by which it is bound, or any order or decree applicable to the Seller, or result in the creation or imposition of any lien on any of the Seller’s assets or property, in each case, which would materially and adversely affect the ability of the Seller to carry out the transactions contemplated by the Operative Documents;

(iv)         There is no action, suit, proceeding or investigation pending or, to the Seller’s knowledge, threatened against the Seller in any court or by or before any other governmental agency or instrumentality which would materially and adversely affect the validity of the Mortgage Loans or the ability of the Seller to carry out the transactions contemplated by each Operative Document;

(v)         The Seller is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that, in the Seller’s good faith and reasonable judgment, is likely to materially and adversely affect the condition (financial or other) or operations of the Seller or its properties or might have consequences that, in the Seller’s good faith and reasonable judgment, is likely to materially and adversely affect its performance under any Operative Document;

(vi)         No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Seller of, or compliance by the Seller with, each Operative Document or the consummation of the transactions contemplated hereby or thereby, other than those which have been obtained by the Seller;

(vii)        The transfer, assignment and conveyance of the Mortgage Loans by the Seller to the Purchaser is not subject to bulk transfer laws or any similar statutory provisions in effect in any applicable jurisdiction; and

(viii)       Except for the agreed-upon procedures report obtained from the accounting firm engaged to provide procedures involving a comparison of information in loan files for the Mortgage Loans to information on a data tape relating to the Mortgage Loans (the “Accountant’s Due Diligence Report”), the Seller has not obtained (and, through and including the Closing Date, will not obtain) any “third party due diligence report” (as defined in Rule 15Ga-2 under the Exchange Act) in connection with the transactions contemplated herein and in the Offering Documents and, except for the accountants with respect to the Accountants’ Due Diligence Report, the Seller has not employed (and, through and including the Closing Date, will not employ) any third party to engage in any activity that constitutes “due diligence services” within the meaning of Rule 17g-10 under the Exchange Act in connection with the transactions contemplated herein and in the Offering Documents.  The Seller further represents and warrants that no portion of the Accountant’s Due Diligence Report contains, with respect to the information contained therein with respect to the Mortgage Loans, any names, addresses, other personal identifiers or zip codes with respect to any individuals, or any other personally identifiable or other information that would be associated with an individual, including without limitation any “nonpublic personal information” within the meaning of Title V of the Gramm-Leach-Bliley Financial Services Modernization Act of 1999. The Underwriters, Initial Purchasers and Loan-Specific Initial Purchaser are third-party beneficiaries of the provisions set forth in this Section 6(a)(viii).

(b)         The Purchaser represents and warrants to the Seller as of the Closing Date that:

(i)          The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, with full corporate power and authority to own its assets and conduct its business, is duly qualified as a foreign corporation in good standing in all jurisdictions in which the ownership or lease of its property or the conduct of its business requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the ability of the Purchaser to perform its obligations hereunder, and the Purchaser has taken all necessary action to authorize the execution, delivery and performance of this Agreement by it, and has duly executed and delivered this Agreement, and has the power and authority to execute, deliver and perform this Agreement and all the transactions contemplated hereby;

(ii)         Assuming the due authorization, execution and delivery of this Agreement by the Seller, this Agreement will constitute a legal, valid and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium, liquidation or other similar laws affecting the enforcement of creditors’ rights generally, and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);

(iii)        The execution and delivery of this Agreement by the Purchaser and the performance of its obligations hereunder will not conflict with any provision of any law or regulation to which the Purchaser is subject, or conflict with, result in a breach of, or constitute a default under, any of the terms, conditions or provisions of any of the Purchaser’s organizational documents or any agreement or instrument to which the Purchaser is a party or by which it is bound, or any order or decree applicable to the Purchaser, or result in the creation or imposition of any lien on any of the Purchaser’s assets or property, in each case which would materially and adversely affect the ability of the Purchaser to carry out the transactions contemplated by this Agreement;

(iv)        There is no action, suit, proceeding or investigation pending or, to the Purchaser’s knowledge, threatened against the Purchaser in any court or by or before any other governmental agency or instrumentality which would materially and adversely affect the validity of this Agreement or any action taken in connection with the obligations of the Purchaser contemplated herein, or which would be likely to impair materially the ability of the Purchaser to perform under the terms of this Agreement;

(v)         The Purchaser is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Purchaser or its properties or might have consequences that would materially and adversely affect its performance under any Operative Document;

(vi)        No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Purchaser of or compliance by the Purchaser with this Agreement or the consummation of the transactions contemplated by this Agreement other than those that have been obtained by the Purchaser; and

(vii)       The Purchaser (A) prepared one or more reports on Form ABS-15G (each, a “Form 15G”) containing the findings and conclusions of the Accountant’s Due Diligence Report and meeting the requirements of that Form 15G, Rule 15Ga-2, any other rules and regulations of the Securities and Exchange Commission and the Exchange Act; (B) provided a copy of the final draft of each such Form 15G to the Underwriters, the Initial Purchasers and the Loan-Specific Initial Purchaser at least 6 Business Days before the first sale in the offering contemplated by the Offering Documents; and (C) furnished each such Form 15G to the Securities and Exchange Commission on EDGAR at least 5 Business Days before the first sale in the offering contemplated by the Offering Documents as required by Rule 15Ga-2.

(c)         The Seller further makes the representations and warranties as to the Mortgage Loans other than the Trust Subordinate Companion Loan set forth in Exhibit B to this Agreement as of the Cut-off Date or such other date set forth in Exhibit B to this Agreement with respect to each Mortgage Loan other than the Trust Subordinate Companion Loan, which representations and warranties are subject to the exceptions thereto set forth in Exhibit C to this Agreement, and with respect to the Trust Subordinate Companion Loan, the representations and warranties set forth in Exhibit F to this Agreement as of the Cut-off Date or such other date set forth in Exhibit F to this Agreement.

(d)         Pursuant to the Pooling and Servicing Agreement, if the Depositor, the Master Servicer, the applicable Special Servicer, the Trustee, the Certificate Administrator or the Operating Advisor (solely in its capacity as operating advisor) discovers (without implying any duty of such person to make, or to attempt to make, such a discovery) or receives notice alleging (A) that any document constituting a part of a Mortgage File has not been properly executed, is missing, contains information that does not conform in any material respect with the corresponding information set forth in the Mortgage Loan Schedule, or does not appear to be regular on its face (each, a “Document Defect”), or (B) a breach of any representation or warranty of the Seller made pursuant to Section 6(c) of this Agreement with respect to any Mortgage Loan (a “Breach”), then such party is required to give prompt written notice thereof to the Seller.

(e)          Pursuant to the Pooling and Servicing Agreement, the Master Servicer or the applicable Special Servicer (with respect to Non-Specially Serviced Mortgage Loans) or the applicable Special Servicer (with respect to Specially Serviced Mortgage Loans) is required to determine whether any such Document Defect or Breach with respect to any Mortgage Loan materially and adversely affects, or such Document Defect is deemed in accordance with Section 2.03 of the Pooling and Servicing Agreement to materially and adversely affect, the value of the Mortgage Loan or any related REO Property or the interests of the Certificateholders therein or causes any Mortgage Loan to fail to be a Qualified Mortgage (any such Document Defect shall constitute a “Material Document Defect” and any such Breach shall constitute a “Material Breach”; and a Material Breach and/or a Material Document Defect, as the case may be, shall constitute a “Material Defect”). The Master Servicer or the applicable Special Servicer may (but will not be obligated to) consult with the Master Servicer or the applicable Special Servicer regarding any determination of a Material Defect for a Non-Specially Serviced Mortgage Loan. If such Document Defect or Breach has been determined to be a Material Defect, then the applicable Special Servicer will be required to give prompt written notice thereof to the Seller, the other parties to the Pooling and Servicing Agreement and (for so long as no Consultation Termination Event is continuing) the Directing Holder. Promptly upon becoming aware of any such Material Defect (including through a written notice given by any party to the Pooling and Servicing Agreement, as provided above if the Document Defect or Breach identified therein is a Material Defect), the Seller shall, not later than 90 days from the earlier of (a) the earlier of the Seller’s discovery or receipt of notice of, and receipt of a demand to take action with respect to, such Material Defect or (b) in the case of a Material Defect relating to a Mortgage Loan not being a Qualified Mortgage, any party’s discovery of such Material Defect (such 90-day period, the “Initial Cure Period”), (i) cure such Material Defect in all material respects (which cure shall include payment of any losses and Additional Trust Expenses associated therewith, including the amount of any fees and reimbursable expenses of the Asset Representations Reviewer attributable to the Asset Review of such Mortgage Loan), (ii) repurchase the affected Mortgage Loan or REO Loan (or the Trust’s interest therein with respect to any Mortgage Loan that is part of a Whole Loan) at the applicable Purchase Price by wire transfer of immediately available funds to the Collection Account or (iii) substitute a Qualified Substitute Mortgage Loan (other than with respect to the related Whole Loans, for which no substitution shall be permitted) for such affected Mortgage Loan (provided that in no event shall any such substitution occur later than the second anniversary of the Closing Date) and pay the Master Servicer, for deposit into the Collection Account, any Substitution Shortfall Amount in connection therewith; provided, that the Seller may not repurchase the Trust Subordinate Companion Loan without repurchasing the related 540 West Madison Mortgage Loan; provided, however, that if (i) such Material Defect is capable of being cured but not within such Initial Cure Period, (ii) such Material Defect is not related to any Mortgage Loan’s not being a Qualified Mortgage and (iii) the Seller has commenced and is diligently proceeding with the cure of such Material Defect within such Initial Cure Period, then the Seller shall have an additional 90 days (such additional 90 day period, the “Extended Cure Period”) to complete such cure, or, in the event of a failure to so cure, to complete such repurchase of the related Mortgage

Loan or substitute a Qualified Substitute Mortgage Loan as described above (it being understood and agreed that, in connection with the Seller’s receiving such Extended Cure Period, the Seller shall deliver an Officer’s Certificate to the Trustee, the applicable Special Servicer, the Operating Advisor and the Certificate Administrator setting forth the reasons such Material Defect was not cured within the Initial Cure Period and what actions the Seller is pursuing in connection with the cure of such Material Defect and stating that the Seller anticipates that such Material Defect will be cured within such Extended Cure Period); and provided, further, that, if any such Material Defect is still not cured after the Initial Cure Period and any such Extended Cure Period solely due to the failure of the Seller to have received the recorded document, then the Seller shall be entitled to continue to defer its cure, repurchase or substitution obligations in respect of such Document Defect so long as the Seller certifies to the Trustee, the applicable Special Servicer, the Operating Advisor and the Certificate Administrator every 30 days thereafter that the Document Defect is still in effect solely because of its failure to have received the recorded document and that the Seller is diligently pursuing the cure of such defect (specifying the actions being taken), except that no such deferral of cure, repurchase or substitution may continue beyond the date that is 18 months following the Closing Date. Any such repurchase or substitution of a Mortgage Loan shall be on a whole loan, servicing released basis. The Seller shall have no obligation to monitor the Mortgage Loans regarding the existence of a Breach or a Document Defect, but if the Seller discovers a Material Defect with respect to a Mortgage Loan, it will notify the Purchaser. Periodic Payments due with respect to each Qualified Substitute Mortgage Loan (if any) after the related Due Date in the month of substitution, and Periodic Payments due with respect to each Mortgage Loan being repurchased or replaced, and received by the Master Servicer or the applicable Special Servicer on behalf of the Trust, after the related Cut-off Date through, but not including, the related date of repurchase or substitution, shall be part of the Trust Fund. Periodic Payments due with respect to each Qualified Substitute Mortgage Loan (if any) on or prior to the related Due Date in the month of substitution, and Periodic Payments due with respect to each Mortgage Loan being repurchased or replaced and received by the Master Servicer or the applicable Special Servicer on behalf of the Trust after the related date of repurchase or substitution, shall not be part of the Trust Fund and are to be remitted by the Master Servicer to the Seller effecting the related repurchase or substitution within two Business Days following receipt of properly identified and available funds constituting such Periodic Payment. From and after the date of substitution, each Qualified Substitute Mortgage Loan, if any, that has been substituted shall be deemed to constitute a “Mortgage Loan” hereunder for all purposes.

No delay in either the discovery of a Material Defect or Material Breach on the part of any party to the Pooling and Servicing Agreement or in providing notice of such Material Defect or Material Breach shall relieve the Mortgage Loan Seller of its obligation to repurchase the related Mortgage Loan (if it is otherwise required to do so under this Agreement) unless (i) the Mortgage Loan Seller did not otherwise discover or have knowledge of such Material Defect or Material Breach, (ii) such delay is the result of the failure by a party to the Pooling and Servicing Agreement to provide prompt notice as required by the terms of the Pooling and Servicing Agreement after such party has actual knowledge of such Material Defect or Material Breach (knowledge shall not be deemed to exist by reason of the custodian’s exception report) and such delay precludes the Mortgage Loan Seller from curing such Material Defect or Material Breach and (iii) provided that the Mortgage Loan Seller is afforded a cure period of 90 days from the Mortgage Loan Seller’s receipt of notice thereof, such Material Defect or Material Breach did not relate to a Mortgage Loan not being a “qualified mortgage” as described in this section. Notwithstanding the foregoing, if a Mortgage Loan is not secured by a Mortgaged Property that is, in whole or in part, a hotel, restaurant (operated by a Mortgagor), healthcare facility, nursing home, assisted living facility, self-storage facility, theatre or fitness center (operated by a Mortgagor), then the failure to deliver to the Custodian copies of the UCC financing statements with respect to such Mortgage Loan shall not be a Material Defect.

If (i) any Mortgage Loan is required to be repurchased or substituted for in the manner described in the first paragraph of this Section 6(e), (ii) such Mortgage Loan is a Crossed Underlying Loan, and (iii) the applicable Material Defect does not constitute a Material Defect as to any other Crossed Underlying Loan in the related Crossed Mortgage Loan Group (without regard to this paragraph), then the applicable Material Defect shall be deemed to constitute a Material Defect as to each other Crossed Underlying Loan in the related Crossed Mortgage Loan Group for purposes of this paragraph, and the Seller will be required to repurchase or substitute for all of the remaining Crossed Underlying Loans in the related Crossed Mortgage Loan Group as provided in the first paragraph of this Section 6(e) unless such other Crossed Underlying Loans in such Crossed Mortgage Loan Group satisfy the Crossed Underlying Loan Repurchase Criteria. In the event that the remaining Crossed Underlying Loans satisfy the aforementioned criteria, the Seller may elect either to repurchase or substitute for only the affected Crossed Underlying Loan as to which the related Material Defect exists or to repurchase or substitute for all of the Crossed Underlying Loans in the related Crossed Mortgage Loan Group. The Seller shall be responsible for the cost of any Appraisal required to be obtained to determine if the Crossed Underlying Loan Repurchase Criteria have been satisfied, so long as the scope and cost of such Appraisal has been approved by the Seller (such approval not to be unreasonably withheld).

To the extent that the Seller is required to repurchase or substitute for a Crossed Underlying Loan hereunder in the manner prescribed above while the Trustee continues to hold any other Crossed Underlying Loans in the related Crossed Mortgage Loan Group, neither the Seller nor the Purchaser shall enforce any remedies against the other’s Primary Collateral, but each is permitted to exercise remedies against the Primary Collateral securing its respective related Mortgage Loans, including with respect to the Trustee, the Primary Collateral securing the Mortgage Loans still held by the Trustee.

If the exercise of remedies by one party would materially impair the ability of the other party to exercise its remedies with respect to the Primary Collateral securing the Crossed Underlying Loans held by such party, then the Seller and the Purchaser shall forbear from exercising such remedies until the Mortgage Loan documents evidencing and securing the relevant Mortgage Loans can be modified in a manner that complies with this Agreement to remove the threat of material impairment as a result of the exercise of remedies or some other accommodation can be reached. Any reserve or other cash collateral or letters of credit securing the Crossed Underlying Loans shall be allocated between such Crossed Underlying Loans in accordance with the related Mortgage Loan documents, or otherwise on a pro rata basis based upon their outstanding Stated Principal Balances. Notwithstanding the foregoing, if a Crossed Underlying Loan included in the Trust Fund is modified to terminate the related cross-collateralization and/or cross-default provisions, as a condition to such modification, the Seller shall furnish to the Trustee and the Certificate Administrator an Opinion of Counsel that any modification shall not cause an Adverse REMIC Event. Any expenses incurred by the Purchaser in connection with such modification or accommodation (including but not limited to recoverable attorney fees) shall be paid by the Seller.

Subject to the Seller’s right to cure set forth above in this Section 6(e), and further subject to Sections 2.01(b) and 2.01(c) of the Pooling and Servicing Agreement, failure of the Seller to deliver the documents referred to in clauses (1), (2), (7), (8), (18) and (19) in the definition of “Mortgage File” in the Pooling and Servicing Agreement in accordance with this Agreement and the Pooling and Servicing Agreement for any Mortgage Loan shall be deemed a Material Document Defect; provided, however, that no Document Defect (except such deemed Material Document Defect described above) shall be considered to be a Material Document Defect unless the document with respect to which the Document Defect exists is required in connection with an imminent enforcement of the lender’s rights or remedies under the related Mortgage Loan, defending any claim asserted by any Mortgagor or third party with respect to the Mortgage Loan, establishing the validity or priority of any lien on any collateral securing the Mortgage Loan or for any immediate significant servicing obligation.

Notwithstanding the foregoing provisions of this Section 6(e), in lieu of the Seller performing its repurchase or substitution obligations with respect to any Material Defect provided in this Section 6(e), to the extent that the Seller and the Purchaser (or, following the assignment of the Mortgage Loans to the Trust, the applicable Special Servicer on behalf of the Trust, and, if no Control Termination Event or 540 West Madison Control Termination Event, as applicable, has occurred and is continuing, with the consent of the Directing Holder (or the 540 West Madison Controlling Class Representative in respect of the Trust Subordinate Companion Loan)) are able to agree upon the Loss of Value Payment for a Material Defect, the Seller may elect, in its sole discretion, to pay such Loss of Value Payment to the Purchaser (or its assignee); provided that a Material Defect as a result of a Mortgage Loan not constituting a “qualified mortgage” within the meaning of Code Section 860G(a)(3) may not be cured by a Loss of Value Payment. Upon its making such payment, the Seller shall be deemed to have cured such Material Defect in all respects. Provided such payment is made, this paragraph describes the sole remedy available to the Purchaser and its assignees regarding any such Material Defect, and the Seller shall not be obligated to repurchase or replace the related Mortgage Loan or otherwise cure such Material Defect.

With respect to any Non-Serviced Mortgage Loan, the Seller agrees that if a “material document defect” (as such term or any analogous term is defined in the related Non-Serviced Pooling Agreement) exists under the related Non-Serviced Pooling Agreement with respect to the related Non-Serviced Companion Loan included in the related Non-Serviced Securitization, and such Non-Serviced Companion Loan is repurchased by or on behalf of such Seller (or other responsible repurchasing entity) from the related Non-Serviced Securitization as a result of such “material document defect” (as such term or any analogous term is defined in such Non-Serviced Pooling Agreement), then the Seller shall repurchase such Non-Serviced Mortgage Loan; provided, however, that such repurchase obligation does not apply to any “material document defect” (as such term or any analogous term is defined in the related Non-Serviced Pooling Agreement) related solely to the promissory note for such Non-Serviced Companion Loan.

(f)          In connection with any repurchase or substitution of one or more Mortgage Loans pursuant to this Section 6, the Pooling and Servicing Agreement shall provide that the Trustee, the Certificate Administrator, the Custodian, the Master Servicer and the applicable Special Servicer shall each tender to the repurchasing entity, upon delivery to each of them of a receipt executed by the repurchasing entity evidencing such repurchase or substitution, all portions of the Mortgage File (including, without limitation, the Servicing File) and other documents and all escrows and reserve funds pertaining to such Mortgage Loan possessed by it, and each document that constitutes a part of the Mortgage File shall be endorsed or assigned to the extent necessary or appropriate to the repurchasing entity or its designee in the same manner, but only if the respective documents have been previously assigned or endorsed to the Trustee, and pursuant to appropriate forms of assignment, substantially similar to the manner and forms pursuant to which such documents were previously assigned to the Trustee or as otherwise reasonably requested to effect the retransfer and reconveyance of the Mortgage Loan and the security therefor to the Seller or its designee; provided that such tender by the Trustee and the Custodian shall be conditioned upon its receipt from the Master Servicer of a Request for Release and an Officer’s Certificate to the effect that the requirements for repurchase or substitution have been satisfied. In the event a Qualified Substitute Mortgage Loan is substituted for a Mortgage Loan by the Seller as contemplated by this Section 6, the Seller shall deliver to the Custodian the related Mortgage File and to the Master Servicer all Escrow Payments and reserve funds pertaining to such Qualified Substitute Mortgage Loan possessed by it and a certification to the effect that such Qualified Substitute Mortgage Loan satisfies all of the requirements of the definition of “Qualified Substitute Mortgage Loan” in the Pooling and Servicing Agreement.

(g)          The representations and warranties of the parties hereto shall survive the execution and delivery and any termination of this Agreement and shall inure to the benefit of the respective parties, notwithstanding any restrictive or qualified endorsement on the Mortgage Notes or Assignment of Mortgage or the examination of the Mortgage Files.

(h)          Each party hereto agrees to promptly notify the other party of any breach of a representation or warranty contained in Section 6(c) of this Agreement. The Seller’s obligation to cure any Material Defect, repurchase, or substitute for, any affected Mortgage Loan or pay the Loss of Value Payment or other required payment pursuant to this Section 6 shall constitute the sole remedy available to the Purchaser in connection with a breach of any of the Seller’s representations or warranties contained in Section 6(c) of this Agreement or a Document Defect with respect to any Mortgage Loan.

(i)          The Seller shall promptly notify the Depositor if (i) the Seller receives a Repurchase Communication of a 15Ga-1 Repurchase Request (other than from the Depositor), (ii) the Seller repurchases or replaces a Mortgage Loan, (iii) the Seller receives a Repurchase Communication of a Repurchase Request Withdrawal (other than from the Depositor) or (iv) the Seller rejects or disputes any 15Ga-1 Repurchase Request. Each such notice shall be given no later than the tenth (10th) Business Day after (A) with respect to clauses (i) and (iii) of the preceding sentence, receipt of a Repurchase Communication of a 15Ga-1 Repurchase Request or a Repurchase Request Withdrawal, as applicable, and (B) with respect to clauses (ii) and (iv) of the preceding sentence, the occurrence of the event giving rise to the requirement for such notice, and shall include (1) the identity of the related Mortgage Loan, (2) the date (x) such Repurchase

Communication of such 15Ga-1 Repurchase Request or Repurchase Request Withdrawal was received, (y) the related Mortgage Loan was repurchased or replaced or (z) the 15Ga-1 Repurchase Request was rejected or disputed, as applicable, and (3) if known, the basis for (x) the 15Ga-1 Repurchase Request (as asserted in the 15Ga-1 Repurchase Request) or (y) any rejection or dispute of a 15Ga-1 Repurchase Request, as applicable.

The Seller shall provide to the Depositor and the Certificate Administrator the Seller’s “Central Index Key” number assigned by the Securities and Exchange Commission and a true, correct and complete copy of the relevant portions of any Form ABS-15G that the Seller is required to file with the Securities and Exchange Commission pursuant to Rule 15Ga-1 under the Exchange Act with respect to the Mortgage Loans on or before the date that is five (5) Business Days before the date such Form ABS-15G is required to be filed with the Securities and Exchange Commission.

In addition, the Seller shall provide the Depositor, upon request, such other information in its possession as would permit the Depositor to comply with its obligations under Rule 15Ga-1 under the Exchange Act to disclose fulfilled and unfulfilled repurchase requests. Any such information requested shall be provided as promptly as practicable after such request is made.

The Seller agrees that no 15Ga-1 Notice Provider will be required to provide information in a 15Ga-1 Notice that is protected by the attorney-client privilege or attorney work product doctrines. In addition, the Seller hereby acknowledges that (i) any 15Ga-1 Notice provided pursuant to Section 2.03(a) of the Pooling and Servicing Agreement is so provided only to assist the Seller, the Depositor and their respective Affiliates to comply with Rule 15Ga-1 under the Exchange Act, Items 1104 and 1121 of Regulation AB and any other requirement of law or regulation and (ii)(A) no action taken by, or inaction of, a 15Ga-1 Notice Provider and (B) no information provided pursuant to Section 2.03(a) of the Pooling and Servicing Agreement by a 15Ga-1 Notice Provider in a 15Ga-1 Notice shall be deemed to constitute a waiver or defense to the exercise of any legal right the 15Ga-1 Notice Provider may have with respect to this Agreement, including with respect to any 15Ga-1 Repurchase Request that is the subject of a 15Ga-1 Notice.

Each party hereto agrees that the receipt of a 15Ga-1 Notice or the delivery of any notice required to be delivered pursuant to this Section 6(i) shall not, in and of itself, constitute delivery of notice of, receipt of notice of, or knowledge of the Seller of, any Material Defect.

Each party hereto agrees and acknowledges that, as of the date of this Agreement, the “Central Index Key” number of the Trust is 0001682405.

“Repurchase Communication” means, for purposes of this Section 6(i) only, any communication, whether oral or written, which need not be in any specific form.

SECTION 7          Review of Mortgage File. The Purchaser shall require the Certificate Administrator pursuant to the Pooling and Servicing Agreement to review the Mortgage Files pursuant to Section 2.02 of the Pooling and Servicing Agreement and if it finds any document or documents not to have been properly executed, or to be missing or to be defective on its face in any material respect, to notify the Purchaser, which shall promptly notify the Seller.

SECTION 8          Conditions to Closing. The obligation of the Seller to sell the Mortgage Loans shall be subject to the Seller having received the consideration for the Mortgage Loans as contemplated by Section 1 of this Agreement. The obligations of the Purchaser to purchase the Mortgage Loans shall be subject to the satisfaction, on or prior to the Closing Date, of the following conditions:

(a)          Each of the obligations of the Seller required to be performed by it at or prior to the Closing Date pursuant to the terms of this Agreement shall have been duly performed and complied with and all of the representations and warranties of the Seller under this Agreement shall, subject to any applicable exceptions set forth on Exhibit C to this Agreement, be true and correct in all material respects as of the Closing Date or as of such other date as of which such representation is made under the terms of Exhibit B to this Agreement, and no event shall have occurred as of the Closing Date which would constitute a default on the part of the Seller under this Agreement, and the Purchaser shall have received a certificate to the foregoing effect signed by an authorized officer of the Seller substantially in the form of Exhibit D to this Agreement.

(b)          The Pooling and Servicing Agreement (to the extent it affects the obligations of the Seller hereunder), in such form as is agreed upon and acceptable to the Purchaser, the Seller, the Underwriters, the Initial Purchasers, the Loan-Specific Initial Purchaser and their respective counsel in their reasonable discretion, shall be duly executed and delivered by all signatories as required pursuant to the terms thereof.

(c)          The Purchaser shall have received the following additional closing documents:

(i)           copies of the Seller’s Articles of Association, charter, by-laws or other organizational documents and all amendments, revisions, restatements and supplements thereof, certified as of a recent date by the Secretary of the Seller;

(ii)          a certificate as of a recent date of the Secretary of State of the State of New York to the effect that the Seller is duly organized, existing and in good standing in the State of New York;

(iii)         an officer’s certificate of the Seller in form reasonably acceptable to the Underwriters, the Initial Purchasers, the Loan-Specific Initial Purchaser and each Rating Agency;

(iv)         an opinion of counsel of the Seller, subject to customary exceptions and carve-outs, in form reasonably acceptable to the Underwriters, the Initial Purchasers, the Loan-Specific Initial Purchaser and each Rating Agency; and

(v)          a letter from counsel of the Seller substantially to the effect that (a) nothing has come to such counsel’s attention that would lead such counsel to believe that the agreed upon sections of the Preliminary Prospectus, the Prospectus, the Preliminary

Offering Circular, the Final Offering Circular, the Preliminary Loan-Specific Offering Circular or the Final Loan-Specific Offering Circular (each as defined in the Indemnification Agreement), as of the date thereof or as of the Closing Date (or, in the case of the Preliminary Prospectus, the Preliminary Offering Circular or the Preliminary Loan-Specific Offering Circular, solely as of the time of sale) contained or contain, as applicable, with respect to the Seller or the Mortgage Loans, any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein relating to the Seller or the Mortgage Loans, in the light of the circumstances under which they were made, not misleading and (b) the Seller Information (as defined in the Indemnification Agreement) in the Prospectus appears to be appropriately responsive in all material respects to the applicable requirements of Regulation AB.

(d)          The Public Certificates shall have been concurrently issued and sold pursuant to the terms of the Underwriting Agreement. The Private Certificates shall have been concurrently issued and sold pursuant to the terms of the Certificate Purchase Agreement. The Loan-Specific Certificates shall have been concurrently issued and sold pursuant to the terms of the Loan-Specific Certificate Purchase Agreement.

(e)          The Seller shall have executed and delivered concurrently herewith the Indemnification Agreement.

(f)           The Seller shall furnish the Purchaser, the Underwriters, the Initial Purchasers and the Loan-Specific Initial Purchaser with such other certificates of its officers or others and such other documents and opinions to evidence fulfillment of the conditions set forth in this Agreement as the Purchaser and its counsel may reasonably request.

SECTION 9          Closing. The closing for the purchase and sale of the Mortgage Loans shall take place at the office of Cadwalader, Wickersham & Taft LLP, New York, New York, at 10:00 a.m., on the Closing Date or such other place and time as the parties shall agree.

SECTION 10          Expenses. The Seller will pay its pro rata share (the Seller’s pro rata portion to be determined according to the percentage that the aggregate principal balance as of the Cut-off Date of all the Mortgage Loans represents as to the aggregate principal balance as of the Cut-off Date of all the mortgage loans to be included in the Trust) of all costs and expenses of the Purchaser in connection with the transactions contemplated herein, including, but not limited to: (i) the costs and expenses of the Purchaser in connection with the purchase of the Mortgage Loans; (ii) the costs and expenses of reproducing and delivering the Pooling and Servicing Agreement and this Agreement and printing (or otherwise reproducing) and delivering the Certificates; (iii) the reasonable and documented fees, costs and expenses of the Trustee, the Certificate Administrator and their respective counsel; (iv) the fees and disbursements of a firm of certified public accountants selected by the Purchaser and the Seller with respect to numerical information in respect of the Mortgage Loans and the Certificates included in the Preliminary Prospectus, the Prospectus, the Preliminary Offering Circular, the Final Offering Circular, the Preliminary Loan-Specific Offering Circular, the Final Loan-Specific Offering Circular and any related disclosure for the initial Form 8-K, including the cost of obtaining any “comfort letters” with respect to such items; (v) the costs and expenses in connection with the qualification or exemption of the Certificates under state securities or blue sky laws, including filing fees and reasonable fees and disbursements of counsel in connection therewith; (vi) the costs and expenses in connection with any determination of the eligibility of the Certificates for investment by institutional investors in any jurisdiction and the preparation of any legal investment survey, including reasonable fees and disbursements of counsel in connection therewith; (vii) the costs and expenses in connection with printing (or otherwise reproducing) and delivering the Registration Statement, Preliminary Prospectus, Prospectus, Preliminary Offering Circular, Final Offering Circular, Preliminary Loan-Specific Offering Circular and Final Loan-Specific Offering Circular and the reproducing and delivery of this Agreement and the furnishing to the Underwriters of such copies of the Registration Statement, Preliminary Prospectus, Prospectus, Preliminary Offering Circular, Final Offering Circular, Preliminary Loan-Specific Offering Circular, Final Loan-Specific Offering Circular and this Agreement as the Underwriters may reasonably request; (viii) the fees of the rating agency or agencies requested to rate the Certificates; (ix) the reasonable fees and expenses of Cadwalader, Wickersham & Taft LLP, as counsel to the Purchaser; and (x) the reasonable fees and expenses of Sidley Austin LLP, as counsel to the Underwriters, the Initial Purchasers and the Loan-Specific Initial Purchaser.

If the Seller elects to exercise its rights under Section 11.15 of the Pooling and Servicing Agreement, then the Seller shall pay the reasonable costs and expenses (if any) of the Depositor, Master Servicer, Special Servicers and Trustee resulting from such parties’ obligations to cooperate with the Seller under Section 11.15 of the Pooling and Servicing Agreement.

SECTION 11          Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement. Furthermore, the parties shall in good faith endeavor to replace any provision held to be invalid or unenforceable with a valid and enforceable provision which most closely resembles, and which has the same economic effect as, the provision held to be invalid or unenforceable.

SECTION 12          Governing Law. THIS AGREEMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS AGREEMENT, THE RELATIONSHIP OF THE PARTIES TO THIS AGREEMENT, AND/OR THE INTERPRETATION AND ENFORCEMENT OF THE RIGHTS AND DUTIES OF THE PARTIES TO THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CHOICE OF LAW RULES THEREOF. THE PARTIES HERETO INTEND THAT THE PROVISIONS OF SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AGREEMENT.

SECTION 13          Waiver of Jury Trial. THE PARTIES HERETO HEREBY WAIVE, TO THE FULLEST EXTENT PERMITTED BY LAW, THE RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM, WHETHER IN CONTRACT, TORT OR OTHERWISE, RELATING DIRECTLY OR INDIRECTLY TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

SECTION 14          Submission to Jurisdiction. EACH OF THE PARTIES HERETO IRREVOCABLY (I) SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK LOCATED IN NEW YORK COUNTY AND THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK FOR THE PURPOSE OF ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT; (II) WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, THE DEFENSE OF AN INCONVENIENT FORUM IN ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT; (III) AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN ANY OTHER JURISDICTION BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW; AND (IV) CONSENTS TO SERVICE OF PROCESS UPON IT BY MAILING A COPY THEREOF BY CERTIFIED MAIL ADDRESSED TO IT AS PROVIDED FOR NOTICES HEREUNDER AND AGREES THAT NOTHING HEREIN SHALL AFFECT THE RIGHT TO EFFECT SERVICE OF PROCESS IN ANY MANNER PERMITTED BY LAW.

SECTION 15          No Third-Party Beneficiaries. The parties do not intend the benefits of this Agreement to inure to any third party except as expressly set forth in Section 6 and Section 16.

SECTION 16          Assignment. (a)  The Seller hereby acknowledges that the Purchaser has, concurrently with the execution hereof, executed and delivered the Pooling and Servicing Agreement and that, in connection therewith, it has assigned its rights hereunder to the Trustee for the benefit of the Certificateholders. The Seller hereby acknowledges its obligations pursuant to Sections 2.01, 2.02 and 2.03 of the Pooling and Servicing Agreement. This Agreement shall bind and inure to the benefit of and be enforceable by the Seller, the Purchaser and their permitted successors and assigns. Any Person into which the Seller may be merged or consolidated, or any Person resulting from any merger, conversion or consolidation to which the Seller may become a party, or any Person succeeding to all or substantially all of the business of the Seller, shall be the successor to the Seller hereunder without any further act. The warranties and representations and the agreements made by the Seller herein shall survive delivery of the Mortgage Loans to the Trustee until the termination of the Pooling and Servicing Agreement, but shall not be further assigned by the Trustee to any Person.

(b)          The Asset Representations Reviewer shall be an express third party beneficiary of Sections 5(g), 5(h), 5(i) and 5(j) of this Agreement.

SECTION 17          Notices. All communications hereunder shall be in writing and effective only upon receipt and (i) if sent to the Purchaser, will be mailed, hand delivered, couriered or sent by facsimile transmission to it at 200 West Street, New York, New York 10282, to the attention of Leah Nivison, fax number: (212) 428-1439, email: leah.nivison@gs.com, with copies to: Peter Morreale, fax number: (212) 902-3000, email: peter.morreale@gs.com and Joe Osborne, fax number: (212) 291-5318, email: joe.osborne@gs.com, (ii) if sent to the Seller, will be mailed, hand delivered, couriered or sent by facsimile transmission or electronic mail and confirmed to it at Goldman Sachs Mortgage Company, 200 West Street, New York, New York 10282, to the attention of Leah Nivison, fax number: (212) 428-1439, email: leah.nivison@gs.com, with copies to: Peter Morreale, fax number: (212) 902-3000, email: peter.morreale@gs.com and Joe Osborne, fax number: (212) 291-5318, email: joe.osborne@gs.com, and (iii) in the case of any of the preceding parties, such other address as may hereafter be furnished to the other party in writing by such parties.

SECTION 18          Amendment. This Agreement may be amended only by a written instrument which specifically refers to this Agreement and is executed by the Purchaser and the Seller. This Agreement shall not be deemed to be amended orally or by virtue of any continuing custom or practice. No amendment to the Pooling and Servicing Agreement which relates to defined terms contained therein or to any obligations or rights of the Seller whatsoever shall be effective against the Seller unless the Seller shall have agreed to such amendment in writing.

SECTION 19          Counterparts. This Agreement may be executed in any number of counterparts, and by the parties hereto in separate counterparts, each of which when executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Agreement in Portable Document Format (PDF) or by facsimile transmission shall be as effective as delivery of a manually executed original counterpart of this Agreement.

SECTION 20          Exercise of Rights. No failure or delay on the part of any party to exercise any right, power or privilege under this Agreement and no course of dealing between the Seller and the Purchaser shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under this Agreement preclude any other or further exercise thereof or the exercise of any other right, power or privilege. Except as set forth in Section 6(h) of this Agreement, the rights and remedies herein expressly provided are cumulative and not exclusive of any rights or remedies which any party would otherwise have pursuant to law or equity. No notice to or demand on any party in any case shall entitle such party to any other or further notice or demand in similar or other circumstances, or constitute a waiver of the right of either party to any other or further action in any circumstances without notice or demand.

SECTION 21          No Partnership. Nothing herein contained shall be deemed or construed to create a partnership or joint venture between the parties hereto. Nothing herein contained shall be deemed or construed as creating an agency relationship between the Purchaser and the Seller and neither party shall take any action which could reasonably lead a third party to assume that it has the authority to bind the other party or make commitments on such party’s behalf.

SECTION 22          Miscellaneous. This Agreement supersedes all prior agreements and understandings relating to the subject matter hereof. Neither this Agreement nor any term hereof may be waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the waiver, discharge or termination is sought.

SECTION 23          Further Assurances. The Seller and Purchaser each agree to execute and deliver such instruments and take such further actions as any party hereto may, from time to time, reasonably request in order to effectuate the purposes and carry out the terms of this Agreement.

* * * * * *

IN WITNESS WHEREOF, the parties hereto have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

GS MORTGAGE SECURITIES
CORPORATION II

By:	/s/ Leah Nivison
Name: Leah Nivison
Title: Chief Executive Officer

GOLDMAN SACHS MORTGAGE
COMPANY, a New York limited partnership

By:	/s/ Michael Barbieri
Authorized Representative

GS 2016-GS3 GSMC MORTGAGE LOAN PURCHASE AGREEMENT

EXHIBIT A

MORTGAGE LOAN SCHEDULE

A-1

GS3
Exhibit A - Mortgage Loan Schedule

Control Number	Footnotes	Loan Number	Property Name	Borrower Name	Address	City	State	County	Zip Code
1	3, 4	65OZ85	10 Hudson Yards	Legacy Yards Tenant LP	10 Hudson Yards	New York	New York	New York	10001
2	5, 6, 7, 8	9049V6	540 West Madison	540 West Madison Owner LLC	540 West Madison Street	Chicago	Illinois	Cook	60661
3	8, 9, 10, 11	4F3745	U.S. Industrial Portfolio	UB (Hannibal), LLC, UB (TA-Sacramento), LLC, UB (TA-Arvada), LLC, UB (Builders First Source), LLC, UB (TA-Pensacola), LLC, UB (TA-Tallahassee), LLC, UB (TA-Savannah), LLC, UB (Jade-Illinois), LLC, UB (Set-North Vernon), LLC, UB (MVP-Mayfield), LLC, UB (Paragon Tech), LLC, UB (Progressive Metal), LLC, UB (SET-New Boston), LLC, UB (Hover-Davis), LLC, UB (Banner Services), LLC, UB (Jade-Ohio), LLC, UB (Easley Custom Plastics), LLC, UB (MVP-Charleston), LLC, UB (TA-Corpus Christi), LLC, UB (Texas Die Casting), LLC, UB II (New WinCup-AZ), LLC, UB II (Santa Fe), LLC, UB II (Sitel), LLC, UB II (Plaid-Decatur), LLC, UB II (Plaid-Norcross), LLC, UB II (New WinCup-GA), LLC, UB II (Northwest Mailing), LLC, UB II (Ainslie), LLC, UB II (UP-166th St), LLC, UB II (UP-Armory), LLC, UB II (WFC), LLC, UB II (Lyons), LLC, UB II (MP Pumps), LLC, UB II (PTI), LLC, UB II (Microfinish), LLC, UB II (Oracle), LLC, UB II (Aramsco), LLC, UB II (Angstrom), LLC and UB II (Fitz), LLC
3.01		4F3745	Hannibal		3851 and 3855 Santa Fe Avenue and 2226, 2230, 2240, 2250 and 2332 East 38th Street	Vernon	California	Los Angeles	90058
3.02		4F3745	Kraco		2411 and 2415 North Santa Fe Avenue, 419, 439, 505, 507, 514, 520, 531 and 537 East Euclid Avenue and 430 East Carlin Avenue	Compton	California	Los Angeles	90222
3.03		4F3745	New WinCup - Phoenix		7980 West Buckeye Road	Tolleson	Arizona	Maricopa	85353
3.04		4F3745	Worlds Finest Chocolates		4825 South Lawndale Avenue	Chicago	Illinois	Cook	60632
3.05		4F3745	SET - MI		36211 South Huron Road	Huron Township	Michigan	Wayne	48164
3.06		4F3745	Plaid - Decatur		2331 Mellon Court	Decatur	Georgia	Dekalb	30035
3.07		4F3745	Oracle Packaging		220 Polo Road	Winston-Salem	North Carolina	Forsyth	27105
3.08		4F3745	TestAmerica - West SAC		880 Riverside Parkway	West Sacramento	California	Yolo	95605
3.09		4F3745	TestAmerica - Arvada		4955 Yarrow Street	Arvada	Colorado	Jefferson	80002
3.1		4F3745	Northwest Mailing Service		5401-5501 West Grand Avenue	Chicago	Illinois	Cook	60639
3.11		4F3745	Lyons		11301-11401 Electron Drive	Louisville	Kentucky	Jefferson	40299
3.12		4F3745	Wilbert Plastics		2930 Greenville Highway	Easley	South Carolina	Pickens	29640
3.13		4F3745	Angstrom Graphics		4437 East 49th Street	Cuyahoga Heights	Ohio	Cuyahoga	44125
3.14		4F3745	New WinCup - Stone Mountain		4600-4680 Lewis Road	Stone Mountain	Georgia	Dekalb	30083
3.15		4F3745	Universal Pool - Armory		300 West Armory Drive	South Holland	Illinois	Cook	60473
3.16		4F3745	Jade-Sterling - IL		5100 West 73rd Street and 7201 South Leamington Avenue	Bedford Park	Illinois	Cook	60638
3.17		4F3745	Plaid - Norcross		3225 Westech Drive	Norcross	Georgia	Gwinnett	30092
3.18		4F3745	Phillips and Temro		9700 West 74th Street	Eden Prairie	Minnesota	Hennepin	55344
3.19		4F3745	TestAmerica - Savannah		5102 LaRoche Avenue	Savannah	Georgia	Chatham	31404
3.2		4F3745	Hover-Davis		100 Paragon Drive	Rochester	New York	Monroe	14624
3.21		4F3745	Jade-Sterling - OH		200 Francis D Kenneth Drive and 2300 East Aurora Road	Twinsburg and Aurora	Ohio	Summit and Portage	44087 and 44202
3.22		4F3745	Fitz Aerospace		6625 Iron Horse Boulevard	North Richland Hills	Texas	Tarrant	76180
3.23		4F3745	MVP Charleston		1031 LeGrand Boulevard	Charleston	South Carolina	Berkeley	29492
3.24		4F3745	Paragon Tech		5775 East Ten Mile Road	Warren	Michigan	Macomb	48091
3.25		4F3745	Aramsco and Bulls Eye		1480 Grandview Avenue	West Deptford Township	New Jersey	Gloucester	8066
3.26		4F3745	Shale-Inland		9500, 9521, 9545-9555 Ainslie Street and 9550 Kelvin Lane	Schiller Park	Illinois	Cook	60176
3.27		4F3745	M.P. Pumps		34800 Bennett Drive	Fraser	Michigan	Macomb	48026
3.28		4F3745	TestAmerica - Pensacola		3355 McLemore Drive	Pensacola	Florida	Escambia	32514
3.29		4F3745	Microfinish		4001 Gratiot Avenue and 3981 Sarpy Avenue	St. Louis	Missouri	Saint Louis City	63110
3.3		4F3745	MVP Mayfield		112 Industrial Road	Mayfield	Kentucky	Graves	42066
3.31		4F3745	Builders FirstSource		1602 Industrial Park Drive	Plant City	Florida	Hillsborough	33566
3.32		4F3745	Banner		17382 Foltz Parkway	Strongsville	Ohio	Cuyahoga	44149
3.33		4F3745	SET - IN		1 Steel Way	North Vernon	Indiana	Jennings	47265
3.34		4F3745	Progressive Metal		1200, 1300 & 1460 Channing Avenue	Ferndale	Michigan	Oakland	48220
3.35		4F3745	Universal Pool - 166th		2 West 166th Street	South Holland	Illinois	Cook	60473
3.36		4F3745	SITEL		1417 North Magnolia Avenue	Ocala	Florida	Marion	34475
3.37		4F3745	TestAmerica - Tallahassee		2846 Industrial Plaza Drive	Tallahassee	Florida	Leon	32301
3.38		4F3745	Texas Die Casting		600 South Loop 485	Gladewater	Texas	Gregg	75647
3.39		4F3745	TestAmerica - Corpus Christi		1733 North Padre Island Drive	Corpus Christi	Texas	Nueces	78408
4	8, 12	05A5V0	The Falls	The Falls Shopping Center Associates LLC	8888 Southwest 136th Street	Miami	Florida	Miami-Dade	33176
5	13	4W04K9	Hamilton Place	Hamilton Place CMBS, LLC	2100 Hamilton Place Boulevard	Chattanooga	Tennessee	Hamilton	37421
6	14	4F37K9	Panorama Corporate Center	East Panorama Associates, LLC	7630 and 7670 South Chester Street and 9200, 9401, 9501 and 9601 East Panorama Circle	Centennial	Colorado	Arapahoe	80112
7	15	4FOAY1	Veritas Multifamily Pool 1	100 Broderick, LLC, 1020 Post Street, LLC, 106 Sanchez, LLC, 1126 Bush Street, LLC, 124 Mason Street Property, LLC, 1260 Broadway Street, LLC, 1440 Sutter Street, LLC, 1500-1514 Geneva Avenue, LLC, 1520 Gough Street, LLC, 1547 Clay Street, LLC, 1656 Leavenworth Street, LLC, 1660 Bay Street, LLC, 1690 North Point, LLC,
1753 Mason Street, LLC, 1801 Gough Street, LLC, 1840 Clay Street, LLC, 1855 10th Avenue, LLC, 2038 Divisadero Street, LLC, 2238 Hyde Street, LLC, 2363 Van Ness Avenue, LLC, 2500 Van Ness Avenue, LLC, 2600 Van Ness Avenue, LLC, 2975 Van Ness Avenue, LLC, 3210 Gough Street, LLC, 325 9th Avenue, LLC, 3264-3274 Mission Street, LLC,
340 Church Street, LLC, 346 Leavenworth Street, LLC, 355 Fulton Street, LLC, 3715 California Street, LLC, 400 Duboce, LLC, 411 15th Avenue, LLC, 449 O’Farrell Street, LLC, 4540 California Street, LLC, 50 Joice Street, LLC, 500-506 Bartlett Street, LLC, 520 Buchanan Street, LLC, 540 Leavenworth, LLC, 601 O’Farrell, LLC, 621 Stockton, LLC,
				655 Stockton Street, LLC, 676 Geary Street, LLC, 691 O’Farrell Street, LLC, 709 Geary Street, LLC, 755 O’Farrell Street, LLC, 840 California Street, LLC, 845 California Street, LLC, 915 Pierce, LLC, 925 Geary, LLC, 950 B14 DE, LLC, FEL Properties B14 DE, LLC and LSL Properties B14 DE, LLC

7.01		4FOAY1	645 Stockton Street		645 Stockton Street	San Francisco	California	San Francisco	94108
7.02		4FOAY1	400 Duboce Avenue		400 Duboce Avenue	San Francisco	California	San Francisco	94117
7.03		4FOAY1	950 Franklin Street		950 Franklin Street	San Francisco	California	San Francisco	94109
7.04		4FOAY1	1340-1390 Taylor Street		1340-1390 Taylor Street	San Francisco	California	San Francisco	94108
7.05		4FOAY1	601 O’Farrell Street		601 O’Farrell Street	San Francisco	California	San Francisco	94109
7.06		4FOAY1	2677 Larkin Street		2677 Larkin Street	San Francisco	California	San Francisco	94109
7.07		4FOAY1	1801 Gough Street		1801 Gough Street	San Francisco	California	San Francisco	94109
7.08		4FOAY1	845 California Street		845 California Street	San Francisco	California	San Francisco	94108
7.09		4FOAY1	1290 20th Avenue		1290 20th Avenue	San Francisco	California	San Francisco	94122
7.1		4FOAY1	78 Buchanan Street		78 Buchanan Street	San Francisco	California	San Francisco	94102
7.11		4FOAY1	1870 Pacific Avenue		1870 Pacific Avenue	San Francisco	California	San Francisco	94109
7.12		4FOAY1	500 Stanyan Street		500 Stanyan Street	San Francisco	California	San Francisco	94117
7.13		4FOAY1	540 Leavenworth Street		540 Leavenworth Street	San Francisco	California	San Francisco	94109
7.14		4FOAY1	1401 Jones Street		1401 Jones Street	San Francisco	California	San Francisco	94109
7.15		4FOAY1	676 Geary Street		676 Geary Street	San Francisco	California	San Francisco	94102
7.16		4FOAY1	100 Broderick Street		100 Broderick Street	San Francisco	California	San Francisco	94115
7.17		4FOAY1	2075 Market Street		2075 Market Street	San Francisco	California	San Francisco	94114
7.18		4FOAY1	621 Stockton Street		621 Stockton Street	San Francisco	California	San Francisco	94108
7.19		4FOAY1	1660 Bay Street		1660 Bay Street	San Francisco	California	San Francisco	94123
7.2		4FOAY1	655 Stockton Street		655 Stockton Street	San Francisco	California	San Francisco	94108
7.21		4FOAY1	2238 Hyde Street		2238 Hyde Street	San Francisco	California	San Francisco	94109
7.22		4FOAY1	2600 Van Ness Avenue		2600 Van Ness Avenue	San Francisco	California	San Francisco	94109
7.23		4FOAY1	355 Fulton Street		355 Fulton Street	San Francisco	California	San Francisco	94102
7.24		4FOAY1	1520 Gough Street		1520 Gough Street	San Francisco	California	San Francisco	94109
7.25		4FOAY1	1126 Bush Street		1126 Bush Street	San Francisco	California	San Francisco	94109
7.26		4FOAY1	1547 Clay Street		1547 Clay Street	San Francisco	California	San Francisco	94109
7.27		4FOAY1	840 California Street		840 California Street	San Francisco	California	San Francisco	94108
7.28		4FOAY1	925 Geary Street		925 Geary Street	San Francisco	California	San Francisco	94109
7.29		4FOAY1	691 O’Farrell Street		691 O’Farrell Street	San Francisco	California	San Francisco	94109

GS3
Exhibit A - Mortgage Loan Schedule

Control Number	Footnotes	Loan Number	Property Name	Borrower Name	Address	City	State	County	Zip Code
7.3		4FOAY1	2363 Van Ness Avenue		2363 Van Ness Avenue	San Francisco	California	San Francisco	94109
7.31		4FOAY1	1840 Clay Street		1840 Clay Street	San Francisco	California	San Francisco	94109
7.32		4FOAY1	1020 Post Street		1020 Post Street	San Francisco	California	San Francisco	94109
7.33		4FOAY1	2975 Van Ness Avenue		2975 Van Ness Avenue	San Francisco	California	San Francisco	94109
7.34		4FOAY1	755 O’Farrell Street		755 O’Farrell Street	San Francisco	California	San Francisco	94109
7.35		4FOAY1	106 Sanchez Street		106 Sanchez Street	San Francisco	California	San Francisco	94114
7.36		4FOAY1	709 Geary Street		709 Geary Street	San Francisco	California	San Francisco	94109
7.37		4FOAY1	1440 Sutter Street		1440 Sutter Street	San Francisco	California	San Francisco	94109
7.38		4FOAY1	1690 North Point		1690 North Point	San Francisco	California	San Francisco	94123
7.39		4FOAY1	1753 Mason Street		1753 Mason Street	San Francisco	California	San Francisco	94133
7.4		4FOAY1	915 Pierce Street		915 Pierce Street	San Francisco	California	San Francisco	94115
7.41		4FOAY1	520 Buchanan Street		520 Buchanan Street	San Francisco	California	San Francisco	94102
7.42		4FOAY1	3210 Gough Street		3210 Gough Street	San Francisco	California	San Francisco	94123
7.43		4FOAY1	124 Mason Street		124 Mason Street	San Francisco	California	San Francisco	94102
7.44		4FOAY1	50 Joice Street		50 Joice Street	San Francisco	California	San Francisco	94108
7.45		4FOAY1	2038 Divisadero Street		2038 Divisadero Street	San Francisco	California	San Francisco	94115
7.46		4FOAY1	340 Church Street		340 Church Street	San Francisco	California	San Francisco	94114
7.47		4FOAY1	411 15th Avenue		411 15th Avenue	San Francisco	California	San Francisco	94118
7.48		4FOAY1	1855 10th Avenue		1855 10th Avenue	San Francisco	California	San Francisco	94122
7.49		4FOAY1	1260 Broadway Street		1260 Broadway Street	San Francisco	California	San Francisco	94109
7.5		4FOAY1	449 O’Farrell Street		449 O’Farrell Street	San Francisco	California	San Francisco	94102
7.51		4FOAY1	235 Church Street		235 Church Street	San Francisco	California	San Francisco	94114
7.52		4FOAY1	4540 California Street		4540 California Street	San Francisco	California	San Francisco	94118
7.53		4FOAY1	2500 Van Ness Avenue		2500 Van Ness Avenue	San Francisco	California	San Francisco	94109
7.54		4FOAY1	346 Leavenworth Street		346 Leavenworth Street	San Francisco	California	San Francisco	94102
7.55		4FOAY1	3264-3274 Mission Street		3264-3274 Mission Street	San Francisco	California	San Francisco	94110
7.56		4FOAY1	3715 California Street		3715 California Street	San Francisco	California	San Francisco	94118
7.57		4FOAY1	325 9th Avenue		325 9th Avenue	San Francisco	California	San Francisco	94118
7.58		4FOAY1	1656 Leavenworth Street		1656 Leavenworth Street	San Francisco	California	San Francisco	94109
7.59		4FOAY1	252-258 Church Street		252-258 Church Street	San Francisco	California	San Francisco	94114
7.6		4FOAY1	500-506 Bartlett Street		500-506 Bartlett Street	San Francisco	California	San Francisco	94110
7.61		4FOAY1	1500-1514 Geneva Avenue		1500-1514 Geneva Avenue	San Francisco	California	San Francisco	94112
8	16	05EDQ4	Hilton Irvine	18800 MacArthur HMEJ LLC	18800 MacArthur Boulevard	Irvine	California	Orange	92612
9		4W1GF5	Laredo Industrial Portfolio	9575, LLC, Card Border, LLC and Southwest Fidelity, LLC
9.01		4W1GF5	11302 Eastpoint Drive Buildings A-C		11302 Eastpoint Drive Buildings A-C	Laredo	Texas	Webb	78045
9.02		4W1GF5	417 Union Pacific Boulevard		417 Union Pacific Boulevard	Laredo	Texas	Webb	78045
9.03		4W1GF5	11909 Hayter Road		11909 Hayter Road	Laredo	Texas	Webb	78045
9.04		4W1GF5	505 Union Pacific Boulevard		505 Union Pacific Boulevard	Laredo	Texas	Webb	78045
9.05		4W1GF5	418 Union Pacific Boulevard		418 Union Pacific Boulevard	Laredo	Texas	Webb	78045
9.06		4W1GF5	11921 Hayter Road		11921 Hayter Road	Laredo	Texas	Webb	78045
10		653AG0	Eagle View Apartments	EAB DMM 2, LLC	84 Silver Maple Ridge	Charleston	West Virginia	Kanawha	25306
11	17	7QV1W8	Embassy Suites Raleigh-Durham Research Triangle	Tucson Cary, LLC	201 Harrison Oaks Boulevard	Cary	North Carolina	Wake	27513
12		4WSSK2	Cool Springs Commons	Cool Springs Commons Office, LLC	7100 Commerce Way	Brentwood	Tennessee	Williamson	37027
13	18	TBD	Middletown Commons	Middletown Investment Partners, LLC	13301 and 13401 Shelbyville Road	Louisville	Kentucky	Jefferson	40223
14	19, 20	TBD	Shoppes at Rio Grande	Edinburg SRGV, LLC	590 East Trenton Road	Edinburg	Texas	Hidalgo	78539
15	17, 21, 22	6A1BKB-	Embassy Suites Portland Airport	Tucson Portland LLC	7900 Northeast 82nd Avenue	Portland	Oregon	Multnomah	97220
16	23, 24, 25	4F0B20	Residence Inn and SpringHill Suites North Shore	North Shore Hospitality Associates, LP and General Robinson Associates, L.P.
16.01		4F0B20	SpringHill Suites Pittsburgh North Shore		223 Federal Street	Pittsburgh	Pennsylvania	Allegheny	15212
16.02		4F0B20	Residence Inn Pittsburgh North Shore		574 West General Robinson Street	Pittsburgh	Pennsylvania	Allegheny	15212
17	26	4FOB38	Veritas Multifamily Pool 2	SF 1050 Post Street, LLC, SF 1301 Leavenworth Street, LLC, SF 267 Green Street, LLC, SF 2898 Jackson Street, LLC, SF 3783 20th Street, LLC, SF 3809 20th Street, LLC,
				SF 3820 Scott Street, LLC, SF 434 Leavenworth Street, LLC, SF 600 Oak Street, LLC, SF 685 Geary Street, LLC, SF 701 Taylor Street, LLC, SF 814 California Street, LLC, SF 861 Post Street, LLC and SF 947 Bush Street, LLC
17.01		4FOB38	701 Taylor Street		701 Taylor Street	San Francisco	California	San Francisco	94108
17.02		4FOB38	1301 Leavenworth Street		1301 Leavenworth Street	San Francisco	California	San Francisco	94109
17.03		4FOB38	947 Bush Street		947 Bush Street	San Francisco	California	San Francisco	94109
17.04		4FOB38	685 Geary Street		685 Geary Street	San Francisco	California	San Francisco	94102
17.05		4FOB38	3809 20th Street		3809 20th Street	San Francisco	California	San Francisco	94114
17.06		4FOB38	434 Leavenworth Street		434 Leavenworth Street	San Francisco	California	San Francisco	94102
17.07		4FOB38	1050 Post Street		1050 Post Street	San Francisco	California	San Francisco	94109
17.08		4FOB38	814 California Street		814 California Street	San Francisco	California	San Francisco	94108
17.09		4FOB38	267-273 Green Street		267-273 Green Street	San Francisco	California	San Francisco	94133
17.1		4FOB38	2898 Jackson Street		2898 Jackson Street	San Francisco	California	San Francisco	94115
17.11		4FOB38	3820 Scott Street		3820 Scott Street	San Francisco	California	San Francisco	94123
17.12		4FOB38	600 Oak Street		600 Oak Street	San Francisco	California	San Francisco	94117
17.13		4FOB38	861 Post Street		861 Post Street	San Francisco	California	San Francisco	94109
17.14		4FOB38	3783 20th Street		3783 20th Street	San Francisco	California	San Francisco	94110
18		05EDL5	Luton Ranch	Luton Ranch SC, LP	3850 and 3902 East US Highway 377	Granbury	Texas	Hood	76049
19		4W34T4	345 West 14th Street	New 345 LLC	345 West 14th Street	New York	New York	New York	10014
20		905TJ8	Lincoln Corners	Rancho Harlingen Corners, LLC	2109-2221 West Lincoln Street	Harlingen	Texas	Cameron	78552
21		05EE26	South Congress	78704 Partners Ltd.	1400 South Congress Avenue and 1407 Eva Street	Austin	Texas	Travis	78704
22		4W1GN8	South Valley Plaza	CP6SV, LLC	6900-6986 Chestnut Street	Gilroy	California	Santa Clara	95020
23	18	TBD	Strong Station	Nance Road Investment Partners, LLC	7504 Highway 72 West	Huntsville	Alabama	Madison	35758
24		TBD	Rancho La Costa	Rancho So, LLC	7730, 7740 and 7750 Rancho Santa Fe Road	Carlsbad	California	San Diego	92009
25		90AUP1	Grand Blanc Industrial	7075 South Dort Highway LLC	7075 South Dort Highway	Grand Blanc	Michigan	Genesee	48439
26		7QUX05	Pecos Legacy Center	Legacy Retail LLC and CK Pecos LLC	2556-2584 Wigwam Parkway	Henderson	Nevada	Clark	89074
27	18	TBD	Crossings of Hoover	Hoover Investment Partners, LLC	5180 and 5250 Medford Drive	Hoover	Alabama	Shelby	35244
28	17	7QV2V9	Capitol Plaza Hotel Topeka	Tucson Topeka LLC	1717 Southwest Topeka Boulevard	Topeka	Kansas	Shawnee	66612
29		4W5G25	Cumberland Taylorsville Portfolio	Taylorsville (Taylorsville) WMB, LLC and Cookeville (Cumberland) WMB, LLC
29.01		4W5G25	Cumberland Station		768 South Jefferson Avenue	Cookeville	Tennessee	Putnam	38501
29.02		4W5G25	Taylorsville Shopping Center		817 NC Highway 16 South	Taylorsville	North Carolina	Alexander	28681
30	18	TBD	Vestavia Commons	Vestavia Hills Investment Partners, LLC	1031 Montgomery Highway	Vestavia Hills	Alabama	Jefferson	35216
31		6A1BKB	James Building	DEW James, LLC	735 Broad Street	Chattanooga	Tennessee	Hamilton	37402
32		4WK5X6	Ralston Plaza Shopping Center	Ralston Plaza Shopping Center LLC	6410-6490 Ward and 12325-12399 Ralston Road	Arvada	Colorado	Jefferson	80004
33		653EC5	River Ridge Shopping Center	Clemmons River Ridge, LLC	1410-1456 River Ridge Drive	Clemmons	North Carolina	Forsyth	27012
34		4W3ZV5	Central Parc at Heathrow	Central Parc at Heathrow, LLC	910-920 International Parkway	Lake Mary	Florida	Seminole	32746

GS3
Exhibit A - Mortgage Loan Schedule

Control Number	Footnotes	Loan Number	Property Name	Mortgage Loan Rate (%)	Net Mortgage Loan Rate (%)	Original Balance ($)	Cut-Off Date Balance ($)	Original Term To Maturity (Mos.)	Remaining Term To Maturity (Mos.)	Maturity Date	Original Amortization Term (Mos.)	Remaining Amortization Term (Mos.)
1	3, 4	65OZ85	10 Hudson Yards	2.9833%	2.9711%	$87,500,000	87,500,000	120	119	8/6/2026	0	0
2	5, 6, 7, 8	9049V6	540 West Madison	3.2266%	3.2131%	$87,000,000	87,000,000	120	120	9/6/2026	0	0
3	8, 9, 10, 11	4F3745	U.S. Industrial Portfolio	3.9740%	3.9605%	$85,000,000	85,000,000	120	120	9/4/2026	NAP	NAP
3.01		4F3745	Hannibal
3.02		4F3745	Kraco
3.03		4F3745	New WinCup - Phoenix
3.04		4F3745	Worlds Finest Chocolates
3.05		4F3745	SET - MI
3.06		4F3745	Plaid - Decatur
3.07		4F3745	Oracle Packaging
3.08		4F3745	TestAmerica - West SAC
3.09		4F3745	TestAmerica - Arvada
3.1		4F3745	Northwest Mailing Service
3.11		4F3745	Lyons
3.12		4F3745	Wilbert Plastics
3.13		4F3745	Angstrom Graphics
3.14		4F3745	New WinCup - Stone Mountain
3.15		4F3745	Universal Pool - Armory
3.16		4F3745	Jade-Sterling - IL
3.17		4F3745	Plaid - Norcross
3.18		4F3745	Phillips and Temro
3.19		4F3745	TestAmerica - Savannah
3.2		4F3745	Hover-Davis
3.21		4F3745	Jade-Sterling - OH
3.22		4F3745	Fitz Aerospace
3.23		4F3745	MVP Charleston
3.24		4F3745	Paragon Tech
3.25		4F3745	Aramsco and Bulls Eye
3.26		4F3745	Shale-Inland
3.27		4F3745	M.P. Pumps
3.28		4F3745	TestAmerica - Pensacola
3.29		4F3745	Microfinish
3.3		4F3745	MVP Mayfield
3.31		4F3745	Builders FirstSource
3.32		4F3745	Banner
3.33		4F3745	SET - IN
3.34		4F3745	Progressive Metal
3.35		4F3745	Universal Pool - 166th
3.36		4F3745	SITEL
3.37		4F3745	TestAmerica - Tallahassee
3.38		4F3745	Texas Die Casting
3.39		4F3745	TestAmerica - Corpus Christi
4	8, 12	05A5V0	The Falls	3.4500%	3.4365%	$70,000,000	70,000,000	120	120	9/1/2026	0	0
5	13	4W04K9	Hamilton Place	4.3610%	4.3475%	$65,000,000	64,735,708	120	117	6/6/2026	360	357
6	14	4F37K9	Panorama Corporate Center	4.7815%	4.7580%	$58,500,000	58,500,000	120	113	2/6/2026	0	0
7	15	4FOAY1	Veritas Multifamily Pool 1	4.0755%	4.0632%	$55,250,000	55,250,000	60	53	2/6/2021	0	0
7.01		4FOAY1	645 Stockton Street
7.02		4FOAY1	400 Duboce Avenue
7.03		4FOAY1	950 Franklin Street
7.04		4FOAY1	1340-1390 Taylor Street
7.05		4FOAY1	601 O’Farrell Street
7.06		4FOAY1	2677 Larkin Street
7.07		4FOAY1	1801 Gough Street
7.08		4FOAY1	845 California Street
7.09		4FOAY1	1290 20th Avenue
7.1		4FOAY1	78 Buchanan Street
7.11		4FOAY1	1870 Pacific Avenue
7.12		4FOAY1	500 Stanyan Street
7.13		4FOAY1	540 Leavenworth Street
7.14		4FOAY1	1401 Jones Street
7.15		4FOAY1	676 Geary Street
7.16		4FOAY1	100 Broderick Street
7.17		4FOAY1	2075 Market Street
7.18		4FOAY1	621 Stockton Street
7.19		4FOAY1	1660 Bay Street
7.2		4FOAY1	655 Stockton Street
7.21		4FOAY1	2238 Hyde Street
7.22		4FOAY1	2600 Van Ness Avenue
7.23		4FOAY1	355 Fulton Street
7.24		4FOAY1	1520 Gough Street
7.25		4FOAY1	1126 Bush Street
7.26		4FOAY1	1547 Clay Street
7.27		4FOAY1	840 California Street
7.28		4FOAY1	925 Geary Street
7.29		4FOAY1	691 O’Farrell Street

GS3
Exhibit A - Mortgage Loan Schedule

Control Number	Footnotes	Loan Number	Property Name	Mortgage Loan Rate (%)	Net Mortgage Loan Rate (%)	Original Balance ($)	Cut-Off Date Balance ($)	Original Term To Maturity (Mos.)	Remaining Term To Maturity (Mos.)	Maturity Date	Original Amortization Term (Mos.)	Remaining Amortization Term (Mos.)
7.3		4FOAY1	2363 Van Ness Avenue
7.31		4FOAY1	1840 Clay Street
7.32		4FOAY1	1020 Post Street
7.33		4FOAY1	2975 Van Ness Avenue
7.34		4FOAY1	755 O’Farrell Street
7.35		4FOAY1	106 Sanchez Street
7.36		4FOAY1	709 Geary Street
7.37		4FOAY1	1440 Sutter Street
7.38		4FOAY1	1690 North Point
7.39		4FOAY1	1753 Mason Street
7.4		4FOAY1	915 Pierce Street
7.41		4FOAY1	520 Buchanan Street
7.42		4FOAY1	3210 Gough Street
7.43		4FOAY1	124 Mason Street
7.44		4FOAY1	50 Joice Street
7.45		4FOAY1	2038 Divisadero Street
7.46		4FOAY1	340 Church Street
7.47		4FOAY1	411 15th Avenue
7.48		4FOAY1	1855 10th Avenue
7.49		4FOAY1	1260 Broadway Street
7.5		4FOAY1	449 O’Farrell Street
7.51		4FOAY1	235 Church Street
7.52		4FOAY1	4540 California Street
7.53		4FOAY1	2500 Van Ness Avenue
7.54		4FOAY1	346 Leavenworth Street
7.55		4FOAY1	3264-3274 Mission Street
7.56		4FOAY1	3715 California Street
7.57		4FOAY1	325 9th Avenue
7.58		4FOAY1	1656 Leavenworth Street
7.59		4FOAY1	252-258 Church Street
7.6		4FOAY1	500-506 Bartlett Street
7.61		4FOAY1	1500-1514 Geneva Avenue
8	16	05EDQ4	Hilton Irvine	4.4885%	4.4650%	$55,000,000	55,000,000	120	120	9/6/2026	360	360
9		4W1GF5	Laredo Industrial Portfolio	4.1000%	4.0765%	$50,050,000	50,050,000	120	118	7/6/2026	360	360
9.01		4W1GF5	11302 Eastpoint Drive Buildings A-C
9.02		4W1GF5	417 Union Pacific Boulevard
9.03		4W1GF5	11909 Hayter Road
9.04		4W1GF5	505 Union Pacific Boulevard
9.05		4W1GF5	418 Union Pacific Boulevard
9.06		4W1GF5	11921 Hayter Road
10		653AG0	Eagle View Apartments	4.2400%	4.2090%	$50,000,000	50,000,000	120	120	9/6/2026	360	360
11	17	7QV1W8	Embassy Suites Raleigh-Durham Research Triangle	4.2255%	4.2120%	$37,520,000	37,520,000	120	119	8/6/2026	360	360
12		4WSSK2	Cool Springs Commons	4.1000%	4.0865%	$37,000,000	37,000,000	120	117	6/6/2026	0	0
13	18	TBD	Middletown Commons	4.2000%	4.1665%	$35,512,500	35,512,500	121	121	10/6/2026	360	360
14	19, 20	TBD	Shoppes at Rio Grande	4.6040%	4.5730%	$32,500,000	32,500,000	120	120	9/6/2026	360	360
15	17, 21, 22	6A1BKB-	Embassy Suites Portland Airport	3.9355%	3.9220%	$30,000,000	30,000,000	120	119	8/6/2026	360	360
16	23, 24, 25	4F0B20	Residence Inn and SpringHill Suites North Shore	5.3050%	5.2915%	$22,000,000	21,861,531	120	114	3/6/2026	360	354
16.01		4F0B20	SpringHill Suites Pittsburgh North Shore
16.02		4F0B20	Residence Inn Pittsburgh North Shore
17	26	4FOB38	Veritas Multifamily Pool 2	3.1458%	3.1323%	$21,000,000	21,000,000	60	53	2/6/2021	0	0
17.01		4FOB38	701 Taylor Street
17.02		4FOB38	1301 Leavenworth Street
17.03		4FOB38	947 Bush Street
17.04		4FOB38	685 Geary Street
17.05		4FOB38	3809 20th Street
17.06		4FOB38	434 Leavenworth Street
17.07		4FOB38	1050 Post Street
17.08		4FOB38	814 California Street
17.09		4FOB38	267-273 Green Street
17.1		4FOB38	2898 Jackson Street
17.11		4FOB38	3820 Scott Street
17.12		4FOB38	600 Oak Street
17.13		4FOB38	861 Post Street
17.14		4FOB38	3783 20th Street
18		05EDL5	Luton Ranch	4.1730%	4.1220%	$19,325,000	19,325,000	120	120	9/6/2026	360	360
19		4W34T4	345 West 14th Street	4.5435%	4.5000%	$18,500,000	18,500,000	120	116	5/6/2026	0	0
20		905TJ8	Lincoln Corners	4.0485%	4.0050%	$18,150,000	18,150,000	120	120	9/6/2026	360	360
21		05EE26	South Congress	3.5700%	3.5265%	$16,000,000	16,000,000	120	120	9/6/2026	300	300
22		4W1GN8	South Valley Plaza	4.7495%	4.7360%	$15,950,000	15,913,997	120	118	7/6/2026	360	358
23	18	TBD	Strong Station	4.2060%	4.1525%	$13,299,000	13,299,000	121	121	10/6/2026	360	360
24		TBD	Rancho La Costa	4.2960%	4.2425%	$12,500,000	12,500,000	120	120	9/6/2026	360	360
25		90AUP1	Grand Blanc Industrial	4.2660%	4.2125%	$11,600,000	11,600,000	120	120	9/6/2026	300	300
26		7QUX05	Pecos Legacy Center	4.4725%	4.4590%	$9,500,000	9,488,608	120	119	8/6/2026	360	359
27	18	TBD	Crossings of Hoover	4.2060%	4.1525%	$9,023,250	9,023,250	121	121	10/6/2026	360	360
28	17	7QV2V9	Capitol Plaza Hotel Topeka	4.4255%	4.4120%	$8,800,000	8,800,000	120	119	8/6/2026	360	360
29		4W5G25	Cumberland Taylorsville Portfolio	4.6910%	4.6775%	$8,096,300	8,067,399	120	117	6/6/2026	360	357
29.01		4W5G25	Cumberland Station
29.02		4W5G25	Taylorsville Shopping Center
30	18	TBD	Vestavia Commons	4.2060%	4.1525%	$7,973,250	7,973,250	121	121	10/6/2026	360	360
31		6A1BKB	James Building	4.4500%	4.4365%	$7,280,000	7,271,226	120	119	8/6/2026	360	359
32		4WK5X6	Ralston Plaza Shopping Center	4.3780%	4.3145%	$5,250,000	5,231,913	120	118	7/6/2026	300	298
33		653EC5	River Ridge Shopping Center	4.3880%	4.3745%	$5,035,000	5,028,847	120	119	8/6/2026	360	359
34		4W3ZV5	Central Parc at Heathrow	4.5720%	4.4910%	$3,750,000	3,736,275	120	117	6/6/2026	360	357

GS3
Exhibit A - Mortgage Loan Schedule

Control Number	Footnotes	Loan Number	Property Name	Monthly Debt Service ($) (1)	Servicing Fee Rate (%)	Subservicing Fee Rate (%)	Interest Accrual Method	Ownership Interest	Crossed Group	Originator	Mortgage Loan Seller	Carve-out Guarantor	Letter of Credit
1	3, 4	65OZ85	10 Hudson Yards	$220,556	0.00250%	0.00125%	Actual/360	Fee Simple	NAP	GSMC, DBNY	GSMC	None	No
2	5, 6, 7, 8	9049V6	540 West Madison	$237,178	0.00500%	0.00000%	Actual/360	Fee Simple	NAP	GSMC	GSMC	Joseph Mizrachi and David Alcalay	No
3	8, 9, 10, 11	4F3745	U.S. Industrial Portfolio	$319,299	0.00500%	0.00000%	Actual/360		NAP	GSMC	GSMC	Michael W. Brennan, Robert G. Vanecko, Scott D. McKibben, Samuel A. Mandarino, Allen Crosswell, Tod Greenwood and Troy MacMane	No
3.01		4F3745	Hannibal					Fee Simple
3.02		4F3745	Kraco					Fee Simple
3.03		4F3745	New WinCup - Phoenix					Fee Simple
3.04		4F3745	Worlds Finest Chocolates					Fee Simple
3.05		4F3745	SET - MI					Fee Simple
3.06		4F3745	Plaid - Decatur					Fee Simple
3.07		4F3745	Oracle Packaging					Fee Simple
3.08		4F3745	TestAmerica - West SAC					Fee Simple
3.09		4F3745	TestAmerica - Arvada					Fee Simple
3.1		4F3745	Northwest Mailing Service					Fee Simple
3.11		4F3745	Lyons					Fee Simple
3.12		4F3745	Wilbert Plastics					Fee Simple
3.13		4F3745	Angstrom Graphics					Fee Simple
3.14		4F3745	New WinCup - Stone Mountain					Fee Simple
3.15		4F3745	Universal Pool - Armory					Fee Simple
3.16		4F3745	Jade-Sterling - IL					Fee Simple
3.17		4F3745	Plaid - Norcross					Fee Simple
3.18		4F3745	Phillips and Temro					Fee Simple
3.19		4F3745	TestAmerica - Savannah					Fee Simple
3.2		4F3745	Hover-Davis					Fee Simple
3.21		4F3745	Jade-Sterling - OH					Fee Simple
3.22		4F3745	Fitz Aerospace					Fee Simple
3.23		4F3745	MVP Charleston					Fee Simple
3.24		4F3745	Paragon Tech					Fee Simple
3.25		4F3745	Aramsco and Bulls Eye					Fee Simple
3.26		4F3745	Shale-Inland					Fee Simple
3.27		4F3745	M.P. Pumps					Fee Simple
3.28		4F3745	TestAmerica - Pensacola					Fee Simple
3.29		4F3745	Microfinish					Fee Simple
3.3		4F3745	MVP Mayfield					Fee Simple
3.31		4F3745	Builders FirstSource					Fee Simple
3.32		4F3745	Banner					Fee Simple
3.33		4F3745	SET - IN					Fee Simple
3.34		4F3745	Progressive Metal					Fee Simple
3.35		4F3745	Universal Pool - 166th					Fee Simple
3.36		4F3745	SITEL					Fee Simple
3.37		4F3745	TestAmerica - Tallahassee					Fee Simple
3.38		4F3745	Texas Die Casting					Fee Simple
3.39		4F3745	TestAmerica - Corpus Christi					Fee Simple
4	8, 12	05A5V0	The Falls	$204,045	0.00250%	0.00250%	Actual/360	Fee Simple	NAP	GSMC, UBS	GSMC	Simon Property Group, L.P.	No
5	13	4W04K9	Hamilton Place	$323,999	0.00500%	0.00000%	30/360	Fee Simple	NAP	GSMC	GSMC	CBL & Associates Limited Partnership	No
6	14	4F37K9	Panorama Corporate Center	$236,336	0.00250%	0.01250%	Actual/360	Fee Simple	NAP	GSMC	GSMC	EverWest, LLC	No
7	15	4FOAY1	Veritas Multifamily Pool 1	$190,248	0.00250%	0.00125%	Actual/360		NAP	GSCRE	GSMC	Yat-Pang Au	No
7.01		4FOAY1	645 Stockton Street					Fee Simple
7.02		4FOAY1	400 Duboce Avenue					Fee Simple
7.03		4FOAY1	950 Franklin Street					Fee Simple
7.04		4FOAY1	1340-1390 Taylor Street					Fee Simple
7.05		4FOAY1	601 O’Farrell Street					Fee Simple
7.06		4FOAY1	2677 Larkin Street					Fee Simple
7.07		4FOAY1	1801 Gough Street					Fee Simple
7.08		4FOAY1	845 California Street					Fee Simple
7.09		4FOAY1	1290 20th Avenue					Fee Simple
7.1		4FOAY1	78 Buchanan Street					Fee Simple
7.11		4FOAY1	1870 Pacific Avenue					Fee Simple
7.12		4FOAY1	500 Stanyan Street					Fee Simple
7.13		4FOAY1	540 Leavenworth Street					Fee Simple
7.14		4FOAY1	1401 Jones Street					Fee Simple
7.15		4FOAY1	676 Geary Street					Fee Simple
7.16		4FOAY1	100 Broderick Street					Fee Simple
7.17		4FOAY1	2075 Market Street					Fee Simple
7.18		4FOAY1	621 Stockton Street					Fee Simple
7.19		4FOAY1	1660 Bay Street					Fee Simple
7.2		4FOAY1	655 Stockton Street					Fee Simple
7.21		4FOAY1	2238 Hyde Street					Fee Simple
7.22		4FOAY1	2600 Van Ness Avenue					Fee Simple
7.23		4FOAY1	355 Fulton Street					Fee Simple
7.24		4FOAY1	1520 Gough Street					Fee Simple
7.25		4FOAY1	1126 Bush Street					Fee Simple
7.26		4FOAY1	1547 Clay Street					Fee Simple
7.27		4FOAY1	840 California Street					Fee Simple
7.28		4FOAY1	925 Geary Street					Fee Simple
7.29		4FOAY1	691 O’Farrell Street					Fee Simple

GS3
Exhibit A - Mortgage Loan Schedule

Control Number	Footnotes	Loan Number	Property Name	Monthly Debt Service ($) (1)	Servicing Fee Rate (%)	Subservicing Fee Rate (%)	Interest Accrual Method	Ownership Interest	Crossed Group	Originator	Mortgage Loan Seller	Carve-out Guarantor	Letter of Credit
7.3		4FOAY1	2363 Van Ness Avenue					Fee Simple
7.31		4FOAY1	1840 Clay Street					Fee Simple
7.32		4FOAY1	1020 Post Street					Fee Simple
7.33		4FOAY1	2975 Van Ness Avenue					Fee Simple
7.34		4FOAY1	755 O’Farrell Street					Fee Simple
7.35		4FOAY1	106 Sanchez Street					Fee Simple
7.36		4FOAY1	709 Geary Street					Fee Simple
7.37		4FOAY1	1440 Sutter Street					Fee Simple
7.38		4FOAY1	1690 North Point					Fee Simple
7.39		4FOAY1	1753 Mason Street					Fee Simple
7.4		4FOAY1	915 Pierce Street					Fee Simple
7.41		4FOAY1	520 Buchanan Street					Fee Simple
7.42		4FOAY1	3210 Gough Street					Fee Simple
7.43		4FOAY1	124 Mason Street					Fee Simple
7.44		4FOAY1	50 Joice Street					Fee Simple
7.45		4FOAY1	2038 Divisadero Street					Fee Simple
7.46		4FOAY1	340 Church Street					Fee Simple
7.47		4FOAY1	411 15th Avenue					Fee Simple
7.48		4FOAY1	1855 10th Avenue					Fee Simple
7.49		4FOAY1	1260 Broadway Street					Fee Simple
7.5		4FOAY1	449 O’Farrell Street					Fee Simple
7.51		4FOAY1	235 Church Street					Fee Simple
7.52		4FOAY1	4540 California Street					Fee Simple
7.53		4FOAY1	2500 Van Ness Avenue					Fee Simple
7.54		4FOAY1	346 Leavenworth Street					Fee Simple
7.55		4FOAY1	3264-3274 Mission Street					Fee Simple
7.56		4FOAY1	3715 California Street					Fee Simple
7.57		4FOAY1	325 9th Avenue					Fee Simple
7.58		4FOAY1	1656 Leavenworth Street					Fee Simple
7.59		4FOAY1	252-258 Church Street					Fee Simple
7.6		4FOAY1	500-506 Bartlett Street					Fee Simple
7.61		4FOAY1	1500-1514 Geneva Avenue					Fee Simple
8	16	05EDQ4	Hilton Irvine	$278,301	0.00500%	0.01000%	Actual/360	Fee Simple	NAP	GSMC	GSMC	Bright Builder Int’l Inc. and Hengmao USA Inc.	No
9		4W1GF5	Laredo Industrial Portfolio	$241,841	0.00500%	0.01000%	Actual/360		NAP	GSMC	GSMC	George Hicker, Robert Wenrich and Bruce E. Tabb	No
9.01		4W1GF5	11302 Eastpoint Drive Buildings A-C					Fee Simple
9.02		4W1GF5	417 Union Pacific Boulevard					Fee Simple
9.03		4W1GF5	11909 Hayter Road					Fee Simple
9.04		4W1GF5	505 Union Pacific Boulevard					Fee Simple
9.05		4W1GF5	418 Union Pacific Boulevard					Fee Simple
9.06		4W1GF5	11921 Hayter Road					Fee Simple
10		653AG0	Eagle View Apartments	$245,677	0.00250%	0.02000%	Actual/360	Fee Simple	NAP	GSCRE	GSMC	Edward Allen Bell	No
11	17	7QV1W8	Embassy Suites Raleigh-Durham Research Triangle	$184,038	0.00500%	0.00000%	Actual/360	Fee Simple	NAP	GSMC	GSMC	Atrium Leveraged Loan Fund, LLC	No
12		4WSSK2	Cool Springs Commons	$128,172	0.00500%	0.00000%	Actual/360	Fee Simple	NAP	GSMC	GSMC	Joshua L. Martin and Jay Schuminsky	No
13	18	TBD	Middletown Commons	$173,662	0.00500%	0.02000%	Actual/360	Fee Simple	NAP	GSMC	GSMC	George B. Tomlin	No
14	19, 20	TBD	Shoppes at Rio Grande	$166,687	0.00250%	0.02000%	Actual/360	Fee Simple	NAP	GSMC	GSMC	First Hartford Corporation and Neil H. Ellis	No
15	17, 21, 22	6A1BKB-	Embassy Suites Portland Airport	$142,111	0.00500%	0.00000%	Actual/360	Leasehold	NAP	GSMC	GSMC	Atrium Leveraged Loan Fund, LLC	No
16	23, 24, 25	4F0B20	Residence Inn and SpringHill Suites North Shore	$122,235	0.00250%	0.00250%	Actual/360		NAP	GSMC	GSMC	Shen Xiao	No
16.01		4F0B20	SpringHill Suites Pittsburgh North Shore					Fee Simple
16.02		4F0B20	Residence Inn Pittsburgh North Shore					Fee Simple
17	26	4FOB38	Veritas Multifamily Pool 2	$55,816	0.00250%	0.00250%	Actual/360		NAP	GSCRE	GSMC	Yat-Pang Au	No
17.01		4FOB38	701 Taylor Street					Fee Simple
17.02		4FOB38	1301 Leavenworth Street					Fee Simple
17.03		4FOB38	947 Bush Street					Fee Simple
17.04		4FOB38	685 Geary Street					Fee Simple
17.05		4FOB38	3809 20th Street					Fee Simple
17.06		4FOB38	434 Leavenworth Street					Fee Simple
17.07		4FOB38	1050 Post Street					Fee Simple
17.08		4FOB38	814 California Street					Fee Simple
17.09		4FOB38	267-273 Green Street					Fee Simple
17.1		4FOB38	2898 Jackson Street					Fee Simple
17.11		4FOB38	3820 Scott Street					Fee Simple
17.12		4FOB38	600 Oak Street					Fee Simple
17.13		4FOB38	861 Post Street					Fee Simple
17.14		4FOB38	3783 20th Street					Fee Simple
18		05EDL5	Luton Ranch	$94,198	0.00250%	0.04000%	Actual/360	Fee Simple	NAP	GSMC	GSMC	Sydney J. Hurley, IV	No
19		4W34T4	345 West 14th Street	$71,018	0.00500%	0.03000%	Actual/360	Fee Simple	NAP	GSMC	GSMC	West Highland Capital Partners, LLLP	No
20		905TJ8	Lincoln Corners	$87,159	0.00500%	0.03000%	Actual/360	Fee Simple	NAP	GSMC	GSMC	Michel Kucinski	No
21		05EE26	South Congress	$80,702	0.00500%	0.03000%	Actual/360	Fee Simple	NAP	GSMC	GSMC	Stan Biderman, Rob Lippincott and Abe Zimmerman	No
22		4W1GN8	South Valley Plaza	$83,198	0.00500%	0.00000%	Actual/360	Fee Simple	NAP	GSMC	GSMC	Jonathan M. Rayden	No
23	18	TBD	Strong Station	$65,081	0.00500%	0.04000%	Actual/360	Fee Simple	NAP	GSMC	GSMC	George B. Tomlin	No
24		TBD	Rancho La Costa	$61,830	0.00500%	0.04000%	Actual/360	Fee Simple	NAP	GSMC	GSMC	Walt Ordemann and Robert E. Sarafan	No
25		90AUP1	Grand Blanc Industrial	$62,946	0.00500%	0.04000%	Actual/360	Fee Simple	NAP	GSMC	GSMC	Kenneth L. Sheer and Michael E. Voelker	No
26		7QUX05	Pecos Legacy Center	$47,980	0.00500%	0.00000%	Actual/360	Fee Simple	NAP	GSMC	GSMC	Eric Kurtzman and Jonathan Carson	No
27	18	TBD	Crossings of Hoover	$44,157	0.00500%	0.04000%	Actual/360	Fee Simple	NAP	GSMC	GSMC	George B. Tomlin	No
28	17	7QV2V9	Capitol Plaza Hotel Topeka	$44,200	0.00500%	0.00000%	Actual/360	Fee Simple	NAP	GSMC	GSMC	Atrium Leveraged Loan Fund, LLC	No
29		4W5G25	Cumberland Taylorsville Portfolio	$41,947	0.00500%	0.00000%	Actual/360		NAP	GSMC	GSMC	Stanley Werb and Jonathan Gaines	No
29.01		4W5G25	Cumberland Station					Fee Simple
29.02		4W5G25	Taylorsville Shopping Center					Fee Simple
30	18	TBD	Vestavia Commons	$39,018	0.00500%	0.04000%	Actual/360	Fee Simple	NAP	GSMC	GSMC	George B. Tomlin	No
31		6A1BKB	James Building	$36,671	0.00500%	0.00000%	Actual/360	Fee Simple	NAP	GSMC	GSMC	Amy Enderle, James K. White, III and Hiren S. Desai	No
32		4WK5X6	Ralston Plaza Shopping Center	$28,819	0.00500%	0.05000%	Actual/360	Fee Simple	NAP	GSMC	GSMC	Robert D. Nostrand, James A. Rubin and Steven S. Gittelman	No
33		653EC5	River Ridge Shopping Center	$25,178	0.00500%	0.00000%	Actual/360	Fee Simple	NAP	GSMC	GSMC	Vasile D. Ianos, William Johnson and James Branca	No
34		4W3ZV5	Central Parc at Heathrow	$19,161	0.00250%	0.07000%	Actual/360	Fee Simple	NAP	GSMC	GSMC	Miguel de Arcos, Gino Della Cava and Linda M. Nori Revocable Trust UTD Dated March 29, 2011	No

GS3
Exhibit A - Mortgage Loan Schedule

Control Number	Footnotes	Loan Number	Property Name	Upfront RE Tax Reserve ($)	Ongoing RE Tax Reserve ($)	Upfront Insurance Reserve ($)	Ongoing Insurance Reserve ($)	Upfront Replacement Reserve ($)	Ongoing Replacement Reserve ($)	Replacement Reserve Caps ($)	Upfront TI/LC Reserve ($)	Ongoing TI/LC Reserve ($)	TI/LC Caps ($)
1	3, 4	65OZ85	10 Hudson Yards	$0	$0	$0	$0	$0	$0	$0	$34,414,188	$0	$0
2	5, 6, 7, 8	9049V6	540 West Madison	$1,243,392	$888,137	$356,002	$32,364	$0	$0	$0	$0	$0	$0
3	8, 9, 10, 11	4F3745	U.S. Industrial Portfolio	$0	$0	$0	$0	$1,259,746	$0	$1,259,746	$3,000,000	$0	$4,500,000
3.01		4F3745	Hannibal
3.02		4F3745	Kraco
3.03		4F3745	New WinCup - Phoenix
3.04		4F3745	Worlds Finest Chocolates
3.05		4F3745	SET - MI
3.06		4F3745	Plaid - Decatur
3.07		4F3745	Oracle Packaging
3.08		4F3745	TestAmerica - West SAC
3.09		4F3745	TestAmerica - Arvada
3.1		4F3745	Northwest Mailing Service
3.11		4F3745	Lyons
3.12		4F3745	Wilbert Plastics
3.13		4F3745	Angstrom Graphics
3.14		4F3745	New WinCup - Stone Mountain
3.15		4F3745	Universal Pool - Armory
3.16		4F3745	Jade-Sterling - IL
3.17		4F3745	Plaid - Norcross
3.18		4F3745	Phillips and Temro
3.19		4F3745	TestAmerica - Savannah
3.2		4F3745	Hover-Davis
3.21		4F3745	Jade-Sterling - OH
3.22		4F3745	Fitz Aerospace
3.23		4F3745	MVP Charleston
3.24		4F3745	Paragon Tech
3.25		4F3745	Aramsco and Bulls Eye
3.26		4F3745	Shale-Inland
3.27		4F3745	M.P. Pumps
3.28		4F3745	TestAmerica - Pensacola
3.29		4F3745	Microfinish
3.3		4F3745	MVP Mayfield
3.31		4F3745	Builders FirstSource
3.32		4F3745	Banner
3.33		4F3745	SET - IN
3.34		4F3745	Progressive Metal
3.35		4F3745	Universal Pool - 166th
3.36		4F3745	SITEL
3.37		4F3745	TestAmerica - Tallahassee
3.38		4F3745	Texas Die Casting
3.39		4F3745	TestAmerica - Corpus Christi
4	8, 12	05A5V0	The Falls	$0	$0	$0	$0	$0	$0	$335,803	$0	$0	$2,098,768
5	13	4W04K9	Hamilton Place	$1,130,254	$226,051	$0	$0	$0	$13,686	$328,474	$0	$32,587	$782,082
6	14	4F37K9	Panorama Corporate Center	$0	$284,585	$0	$0	$2,499,287	$13,011	$2,967,676	$15,989,354	$0	$0
7	15	4FOAY1	Veritas Multifamily Pool 1	$1,695,187	$290,399	$0	$0	$19,000,000	$43,150	$0	$0	$0	$0
7.01		4FOAY1	645 Stockton Street
7.02		4FOAY1	400 Duboce Avenue
7.03		4FOAY1	950 Franklin Street
7.04		4FOAY1	1340-1390 Taylor Street
7.05		4FOAY1	601 O’Farrell Street
7.06		4FOAY1	2677 Larkin Street
7.07		4FOAY1	1801 Gough Street
7.08		4FOAY1	845 California Street
7.09		4FOAY1	1290 20th Avenue
7.1		4FOAY1	78 Buchanan Street
7.11		4FOAY1	1870 Pacific Avenue
7.12		4FOAY1	500 Stanyan Street
7.13		4FOAY1	540 Leavenworth Street
7.14		4FOAY1	1401 Jones Street
7.15		4FOAY1	676 Geary Street
7.16		4FOAY1	100 Broderick Street
7.17		4FOAY1	2075 Market Street
7.18		4FOAY1	621 Stockton Street
7.19		4FOAY1	1660 Bay Street
7.2		4FOAY1	655 Stockton Street
7.21		4FOAY1	2238 Hyde Street
7.22		4FOAY1	2600 Van Ness Avenue
7.23		4FOAY1	355 Fulton Street
7.24		4FOAY1	1520 Gough Street
7.25		4FOAY1	1126 Bush Street
7.26		4FOAY1	1547 Clay Street
7.27		4FOAY1	840 California Street
7.28		4FOAY1	925 Geary Street
7.29		4FOAY1	691 O’Farrell Street

GS3
Exhibit A - Mortgage Loan Schedule

Control Number	Footnotes	Loan Number	Property Name	Upfront RE Tax Reserve ($)	Ongoing RE Tax Reserve ($)	Upfront Insurance Reserve ($)	Ongoing Insurance Reserve ($)	Upfront Replacement Reserve ($)	Ongoing Replacement Reserve ($)	Replacement Reserve Caps ($)	Upfront TI/LC Reserve ($)	Ongoing TI/LC Reserve ($)	TI/LC Caps ($)
7.3		4FOAY1	2363 Van Ness Avenue
7.31		4FOAY1	1840 Clay Street
7.32		4FOAY1	1020 Post Street
7.33		4FOAY1	2975 Van Ness Avenue
7.34		4FOAY1	755 O’Farrell Street
7.35		4FOAY1	106 Sanchez Street
7.36		4FOAY1	709 Geary Street
7.37		4FOAY1	1440 Sutter Street
7.38		4FOAY1	1690 North Point
7.39		4FOAY1	1753 Mason Street
7.4		4FOAY1	915 Pierce Street
7.41		4FOAY1	520 Buchanan Street
7.42		4FOAY1	3210 Gough Street
7.43		4FOAY1	124 Mason Street
7.44		4FOAY1	50 Joice Street
7.45		4FOAY1	2038 Divisadero Street
7.46		4FOAY1	340 Church Street
7.47		4FOAY1	411 15th Avenue
7.48		4FOAY1	1855 10th Avenue
7.49		4FOAY1	1260 Broadway Street
7.5		4FOAY1	449 O’Farrell Street
7.51		4FOAY1	235 Church Street
7.52		4FOAY1	4540 California Street
7.53		4FOAY1	2500 Van Ness Avenue
7.54		4FOAY1	346 Leavenworth Street
7.55		4FOAY1	3264-3274 Mission Street
7.56		4FOAY1	3715 California Street
7.57		4FOAY1	325 9th Avenue
7.58		4FOAY1	1656 Leavenworth Street
7.59		4FOAY1	252-258 Church Street
7.6		4FOAY1	500-506 Bartlett Street
7.61		4FOAY1	1500-1514 Geneva Avenue
8	16	05EDQ4	Hilton Irvine	$426,904	$74,228	$17,554	$17,554	$0	$31,373	$0	$0	$0	$0
9		4W1GF5	Laredo Industrial Portfolio	$0	$0	$0	$0	$1,200,000	$13,520	$811,229	$0	$28,168	$1,014,036
9.01		4W1GF5	11302 Eastpoint Drive Buildings A-C
9.02		4W1GF5	417 Union Pacific Boulevard
9.03		4W1GF5	11909 Hayter Road
9.04		4W1GF5	505 Union Pacific Boulevard
9.05		4W1GF5	418 Union Pacific Boulevard
9.06		4W1GF5	11921 Hayter Road
10		653AG0	Eagle View Apartments	$17,059	$17,059	$135,590	$15,066	$0	$6,980	$0	$0	$0	$0
11	17	7QV1W8	Embassy Suites Raleigh-Durham Research Triangle	$31,266	$31,266	$0	$0	$0	$16,351	$0	$0	$0	$0
12		4WSSK2	Cool Springs Commons	$248,693	$49,739	$9,645	$4,823	$70,400	$5,783	$208,171	$0	$50,283	$2,111,879
13	18	TBD	Middletown Commons	$140,998	$11,171	$0	$0	$0	$2,954	$177,256	$0	$8,333	$300,000
14	19, 20	TBD	Shoppes at Rio Grande	$267,660	$24,982	$0	$0	$0	$5,923	$0	$0	$8,333	$500,000
15	17, 21, 22	6A1BKB-	Embassy Suites Portland Airport	$389,616	$43,291	$0	$0	$0	$26,056	$0	$0	$0	$0
16	23, 24, 25	4F0B20	Residence Inn and SpringHill Suites North Shore	$0	$76,003	$0	$0	$0	$63,396	$0	$0	$0	$0
16.01		4F0B20	SpringHill Suites Pittsburgh North Shore
16.02		4F0B20	Residence Inn Pittsburgh North Shore
17	26	4FOB38	Veritas Multifamily Pool 2	$530,783	$91,118	$0	$0	$3,000,000	$10,750	$0	$0	$0	$0
17.01		4FOB38	701 Taylor Street
17.02		4FOB38	1301 Leavenworth Street
17.03		4FOB38	947 Bush Street
17.04		4FOB38	685 Geary Street
17.05		4FOB38	3809 20th Street
17.06		4FOB38	434 Leavenworth Street
17.07		4FOB38	1050 Post Street
17.08		4FOB38	814 California Street
17.09		4FOB38	267-273 Green Street
17.1		4FOB38	2898 Jackson Street
17.11		4FOB38	3820 Scott Street
17.12		4FOB38	600 Oak Street
17.13		4FOB38	861 Post Street
17.14		4FOB38	3783 20th Street
18		05EDL5	Luton Ranch	$105,419	$11,713	$0	$0	$0	$1,518	$0	$0	$8,094	$364,215
19		4W34T4	345 West 14th Street	$0	$9,161	$27,458	$3,051	$0	$175	$0	$0	$0	$0
20		905TJ8	Lincoln Corners	$249,133	$25,450	$0	$0	$0	$2,769	$100,000	$0	$8,333	$300,000
21		05EE26	South Congress	$178,170	$19,161	$8,828	$2,207	$0	$454	$0	$0	$0	$0
22		4W1GN8	South Valley Plaza	$104,440	$26,110	$0	$0	$0	$3,485	$0	$0	$8,411	$302,799
23	18	TBD	Strong Station	$7,285	$7,285	$0	$0	$0	$1,199	$71,955	$0	$0	$0
24		TBD	Rancho La Costa	$48,485	$8,211	$0	$0	$0	$571	$0	$0	$2,282	$82,152
25		90AUP1	Grand Blanc Industrial	$22,773	$22,773	$0	$0	$0	$11,127	$0	$0	$13,908	$830,000
26		7QUX05	Pecos Legacy Center	$21,519	$7,173	$977	$977	$0	$2,337	$0	$0	$5,701	$330,000
27	18	TBD	Crossings of Hoover	$7,136	$7,136	$0	$0	$0	$472	$28,324	$0	$3,147	$151,060
28	17	7QV2V9	Capitol Plaza Hotel Topeka	$202,840	$50,710	$0	$0	$0	$5,661	$0	$0	$0	$0
29		4W5G25	Cumberland Taylorsville Portfolio	$32,527	$6,133	$0	$0	$0	$1,547	$0	$250,000	$0	$250,000
29.01		4W5G25	Cumberland Station
29.02		4W5G25	Taylorsville Shopping Center
30	18	TBD	Vestavia Commons	$4,834	$4,834	$0	$0	$0	$426	$25,560	$0	$2,840	$136,320
31		6A1BKB	James Building	$78,463	$11,209	$0	$0	$0	$3,182	$0	$250,000	$10,417	$375,000
32		4WK5X6	Ralston Plaza Shopping Center	$21,405	$10,702	$0	$0	$0	$1,160	$60,000	$75,000	$2,500	$200,000
33		653EC5	River Ridge Shopping Center	$35,012	$4,377	$1,822	$607	$0	$1,882	$0	$100,000	$2,917	$250,000
34		4W3ZV5	Central Parc at Heathrow	$27,451	$5,490	$7,163	$796	$0	$235	$0	$100,000	$0	$100,000

GS3
Exhibit A - Mortgage Loan Schedule

Control Number	Footnotes	Loan Number	Property Name	Upfront Debt Service Reserve ($)	Ongoing Debt Service Reserve ($)	Upfront Deferred Maintenance Reserve ($)	Ongoing Deferred Maintenance Reserve ($)	Upfront Environmental Reserve ($)	Ongoing Environmental Reserve ($)	Upfront Other Reserve ($)	Ongoing Other Reserve ($)	Other Reserve Description	Grace Period- Default
1	3, 4	65OZ85	10 Hudson Yards	$0	$0	$0	$0	$0	$0	$125,129,752	$0	Remaining Construction Work Reserve ($90,969,679), Free Rent Reserve ($34,160,073)	0
2	5, 6, 7, 8	9049V6	540 West Madison	$0	$0	$0	$0	$0	$0	$40,566,832	$0	Unfunded Obligations Reserve ($23,258,542), Free Rent Reserve ($17,308,290)	0
3	8, 9, 10, 11	4F3745	U.S. Industrial Portfolio	$0	$0	$0	$0	$0	$0	$5,816,966	$0	Plaid Expansion Construction Reserve	0
3.01		4F3745	Hannibal
3.02		4F3745	Kraco
3.03		4F3745	New WinCup - Phoenix
3.04		4F3745	Worlds Finest Chocolates
3.05		4F3745	SET - MI
3.06		4F3745	Plaid - Decatur
3.07		4F3745	Oracle Packaging
3.08		4F3745	TestAmerica - West SAC
3.09		4F3745	TestAmerica - Arvada
3.1		4F3745	Northwest Mailing Service
3.11		4F3745	Lyons
3.12		4F3745	Wilbert Plastics
3.13		4F3745	Angstrom Graphics
3.14		4F3745	New WinCup - Stone Mountain
3.15		4F3745	Universal Pool - Armory
3.16		4F3745	Jade-Sterling - IL
3.17		4F3745	Plaid - Norcross
3.18		4F3745	Phillips and Temro
3.19		4F3745	TestAmerica - Savannah
3.2		4F3745	Hover-Davis
3.21		4F3745	Jade-Sterling - OH
3.22		4F3745	Fitz Aerospace
3.23		4F3745	MVP Charleston
3.24		4F3745	Paragon Tech
3.25		4F3745	Aramsco and Bulls Eye
3.26		4F3745	Shale-Inland
3.27		4F3745	M.P. Pumps
3.28		4F3745	TestAmerica - Pensacola
3.29		4F3745	Microfinish
3.3		4F3745	MVP Mayfield
3.31		4F3745	Builders FirstSource
3.32		4F3745	Banner
3.33		4F3745	SET - IN
3.34		4F3745	Progressive Metal
3.35		4F3745	Universal Pool - 166th
3.36		4F3745	SITEL
3.37		4F3745	TestAmerica - Tallahassee
3.38		4F3745	Texas Die Casting
3.39		4F3745	TestAmerica - Corpus Christi
4	8, 12	05A5V0	The Falls	$0	$0	$0	$0	$0	$0	$0	$0		5
5	13	4W04K9	Hamilton Place	$0	$0	$0	$0	$0	$0	$0	$0		0
6	14	4F37K9	Panorama Corporate Center	$0	$0	$0	$0	$0	$0	$9,780,120	$0	Rent Gap/Free Rent Reserve ($8,382,085.45), RTD Escrow Refurbishment Credit ($1,152,158), Capital Projects Reserve ($245,876.36)	0
7	15	4FOAY1	Veritas Multifamily Pool 1	$0	$0	$658,722	$0	$0	$0	$0	$0		0
7.01		4FOAY1	645 Stockton Street
7.02		4FOAY1	400 Duboce Avenue
7.03		4FOAY1	950 Franklin Street
7.04		4FOAY1	1340-1390 Taylor Street
7.05		4FOAY1	601 O’Farrell Street
7.06		4FOAY1	2677 Larkin Street
7.07		4FOAY1	1801 Gough Street
7.08		4FOAY1	845 California Street
7.09		4FOAY1	1290 20th Avenue
7.1		4FOAY1	78 Buchanan Street
7.11		4FOAY1	1870 Pacific Avenue
7.12		4FOAY1	500 Stanyan Street
7.13		4FOAY1	540 Leavenworth Street
7.14		4FOAY1	1401 Jones Street
7.15		4FOAY1	676 Geary Street
7.16		4FOAY1	100 Broderick Street
7.17		4FOAY1	2075 Market Street
7.18		4FOAY1	621 Stockton Street
7.19		4FOAY1	1660 Bay Street
7.2		4FOAY1	655 Stockton Street
7.21		4FOAY1	2238 Hyde Street
7.22		4FOAY1	2600 Van Ness Avenue
7.23		4FOAY1	355 Fulton Street
7.24		4FOAY1	1520 Gough Street
7.25		4FOAY1	1126 Bush Street
7.26		4FOAY1	1547 Clay Street
7.27		4FOAY1	840 California Street
7.28		4FOAY1	925 Geary Street
7.29		4FOAY1	691 O’Farrell Street

GS3
Exhibit A - Mortgage Loan Schedule

Control Number	Footnotes	Loan Number	Property Name	Upfront Debt Service Reserve ($)	Ongoing Debt Service Reserve ($)	Upfront Deferred Maintenance Reserve ($)	Ongoing Deferred Maintenance Reserve ($)	Upfront Environmental Reserve ($)	Ongoing Environmental Reserve ($)	Upfront Other Reserve ($)	Ongoing Other Reserve ($)	Other Reserve Description	Grace Period- Default
7.3		4FOAY1	2363 Van Ness Avenue
7.31		4FOAY1	1840 Clay Street
7.32		4FOAY1	1020 Post Street
7.33		4FOAY1	2975 Van Ness Avenue
7.34		4FOAY1	755 O’Farrell Street
7.35		4FOAY1	106 Sanchez Street
7.36		4FOAY1	709 Geary Street
7.37		4FOAY1	1440 Sutter Street
7.38		4FOAY1	1690 North Point
7.39		4FOAY1	1753 Mason Street
7.4		4FOAY1	915 Pierce Street
7.41		4FOAY1	520 Buchanan Street
7.42		4FOAY1	3210 Gough Street
7.43		4FOAY1	124 Mason Street
7.44		4FOAY1	50 Joice Street
7.45		4FOAY1	2038 Divisadero Street
7.46		4FOAY1	340 Church Street
7.47		4FOAY1	411 15th Avenue
7.48		4FOAY1	1855 10th Avenue
7.49		4FOAY1	1260 Broadway Street
7.5		4FOAY1	449 O’Farrell Street
7.51		4FOAY1	235 Church Street
7.52		4FOAY1	4540 California Street
7.53		4FOAY1	2500 Van Ness Avenue
7.54		4FOAY1	346 Leavenworth Street
7.55		4FOAY1	3264-3274 Mission Street
7.56		4FOAY1	3715 California Street
7.57		4FOAY1	325 9th Avenue
7.58		4FOAY1	1656 Leavenworth Street
7.59		4FOAY1	252-258 Church Street
7.6		4FOAY1	500-506 Bartlett Street
7.61		4FOAY1	1500-1514 Geneva Avenue
8	16	05EDQ4	Hilton Irvine	$0	$0	$367,536	$0	$0	$0	$0	$0		0
9		4W1GF5	Laredo Industrial Portfolio	$0	$0	$0	$0	$0	$0	$0	$0		0
9.01		4W1GF5	11302 Eastpoint Drive Buildings A-C
9.02		4W1GF5	417 Union Pacific Boulevard
9.03		4W1GF5	11909 Hayter Road
9.04		4W1GF5	505 Union Pacific Boulevard
9.05		4W1GF5	418 Union Pacific Boulevard
9.06		4W1GF5	11921 Hayter Road
10		653AG0	Eagle View Apartments	$0	$0	$0	$0	$0	$0	$0	$0		0
11	17	7QV1W8	Embassy Suites Raleigh-Durham Research Triangle	$0	$0	$0	$0	$0	$0	$10,500,000	$0	PIP Reserve	0
12		4WSSK2	Cool Springs Commons	$0	$0	$329,600	$0	$0	$0	$2,500,693	$0	Critical Tenant Reserve	0
13	18	TBD	Middletown Commons	$0	$0	$0	$0	$0	$0	$0	$0		0
14	19, 20	TBD	Shoppes at Rio Grande	$0	$0	$0	$0	$0	$0	$1,100,000	$0	Earnout Initial Deposit Amount	0
15	17, 21, 22	6A1BKB-	Embassy Suites Portland Airport	$0	$0	$0	$0	$0	$0	$62,500	$275,000	Ground Lease Reserve ($62,500), Monthly PIP Work Reserve ($275,000)	0
16	23, 24, 25	4F0B20	Residence Inn and SpringHill Suites North Shore	$0	$0	$0	$0	$0	$0	$4,180,000	$0	PIP Reserve ($2,140,000 SpringHill Suites, $2,040,000 Residence Inn)	0
16.01		4F0B20	SpringHill Suites Pittsburgh North Shore
16.02		4F0B20	Residence Inn Pittsburgh North Shore
17	26	4FOB38	Veritas Multifamily Pool 2	$0	$0	$64,240	$0	$0	$0	$0	$0		0
17.01		4FOB38	701 Taylor Street
17.02		4FOB38	1301 Leavenworth Street
17.03		4FOB38	947 Bush Street
17.04		4FOB38	685 Geary Street
17.05		4FOB38	3809 20th Street
17.06		4FOB38	434 Leavenworth Street
17.07		4FOB38	1050 Post Street
17.08		4FOB38	814 California Street
17.09		4FOB38	267-273 Green Street
17.1		4FOB38	2898 Jackson Street
17.11		4FOB38	3820 Scott Street
17.12		4FOB38	600 Oak Street
17.13		4FOB38	861 Post Street
17.14		4FOB38	3783 20th Street
18		05EDL5	Luton Ranch	$0	$0	$0	$0	$0	$0	$0	$0		0
19		4W34T4	345 West 14th Street	$0	$0	$0	$0	$0	$0	$0	$0		0
20		905TJ8	Lincoln Corners	$0	$0	$29,480	$0	$0	$0	$545,000	$0	Ross Estoppel Holdback	0
21		05EE26	South Congress	$0	$0	$0	$0	$0	$0	$0	$0		0
22		4W1GN8	South Valley Plaza	$0	$0	$0	$0	$0	$0	$0	$0		0
23	18	TBD	Strong Station	$0	$0	$0	$0	$0	$0	$0	$0		0
24		TBD	Rancho La Costa	$0	$0	$0	$0	$0	$0	$0	$0		0
25		90AUP1	Grand Blanc Industrial	$0	$0	$109,610	$0	$0	$0	$0	$0		0
26		7QUX05	Pecos Legacy Center	$0	$0	$32,461	$0	$0	$0	$250,000	$0	24 Hour Fitness TI Allowance Reserve	0
27	18	TBD	Crossings of Hoover	$0	$0	$0	$0	$0	$0	$0	$0		0
28	17	7QV2V9	Capitol Plaza Hotel Topeka	$0	$0	$462,495	$0	$0	$0	$0	$0		0
29		4W5G25	Cumberland Taylorsville Portfolio	$0	$0	$115,682	$0	$0	$0	$0	$0		0
29.01		4W5G25	Cumberland Station
29.02		4W5G25	Taylorsville Shopping Center
30	18	TBD	Vestavia Commons	$0	$0	$0	$0	$0	$0	$0	$0		0
31		6A1BKB	James Building	$0	$0	$0	$0	$0	$0	$139,743	$0	Unfunded Obligations Reserve	0
32		4WK5X6	Ralston Plaza Shopping Center	$0	$0	$117,975	$0	$0	$0	$0	$0		0
33		653EC5	River Ridge Shopping Center	$0	$0	$0	$0	$0	$0	$0	$0		0
34		4W3ZV5	Central Parc at Heathrow	$0	$0	$0	$0	$0	$0	$0	$0		0

GS3
Exhibit A - Mortgage Loan Schedule

Control Number	Footnotes	Loan Number	Property Name	Grace Period- Late Fee	Cash Management	Lockbox	General Property Type	Prepayment Provision (2)	Interest Accrual Method	Units, Rooms, Sq Ft	Unit Description
1	3, 4	65OZ85	10 Hudson Yards	0	Springing	Hard	Office	Lockout/25_Defeasance/90_0%/5	Actual/360	1,813,465	SF
2	5, 6, 7, 8	9049V6	540 West Madison	0	In Place	Hard	Office	Lockout/24_Defeasance/92_0%/4	Actual/360	1,098,633	SF
3	8, 9, 10, 11	4F3745	U.S. Industrial Portfolio	3	Springing	Hard		Lockout/24_Defeasance/92_0%/4	Actual/360	6,298,728	SF
3.01		4F3745	Hannibal				Industrial			429,122	SF
3.02		4F3745	Kraco				Industrial			364,440	SF
3.03		4F3745	New WinCup - Phoenix				Industrial			322,070	SF
3.04		4F3745	Worlds Finest Chocolates				Industrial			434,252	SF
3.05		4F3745	SET - MI				Industrial			284,351	SF
3.06		4F3745	Plaid - Decatur				Industrial			282,514	SF
3.07		4F3745	Oracle Packaging				Industrial			437,911	SF
3.08		4F3745	TestAmerica - West SAC				Industrial			66,203	SF
3.09		4F3745	TestAmerica - Arvada				Industrial			57,966	SF
3.1		4F3745	Northwest Mailing Service				Industrial			228,032	SF
3.11		4F3745	Lyons				Industrial			172,758	SF
3.12		4F3745	Wilbert Plastics				Industrial			257,086	SF
3.13		4F3745	Angstrom Graphics				Industrial			231,505	SF
3.14		4F3745	New WinCup - Stone Mountain				Industrial			220,380	SF
3.15		4F3745	Universal Pool - Armory				Industrial			240,255	SF
3.16		4F3745	Jade-Sterling - IL				Industrial			215,389	SF
3.17		4F3745	Plaid - Norcross				Industrial			71,620	SF
3.18		4F3745	Phillips and Temro				Industrial			101,680	SF
3.19		4F3745	TestAmerica - Savannah				Industrial			54,284	SF
3.2		4F3745	Hover-Davis				Industrial			66,100	SF
3.21		4F3745	Jade-Sterling - OH				Industrial			174,511	SF
3.22		4F3745	Fitz Aerospace				Industrial			129,000	SF
3.23		4F3745	MVP Charleston				Industrial			108,000	SF
3.24		4F3745	Paragon Tech				Industrial			88,857	SF
3.25		4F3745	Aramsco and Bulls Eye				Industrial			99,783	SF
3.26		4F3745	Shale-Inland				Industrial			193,789	SF
3.27		4F3745	M.P. Pumps				Industrial			81,769	SF
3.28		4F3745	TestAmerica - Pensacola				Industrial			21,911	SF
3.29		4F3745	Microfinish				Industrial			144,786	SF
3.3		4F3745	MVP Mayfield				Industrial			101,244	SF
3.31		4F3745	Builders FirstSource				Industrial			116,897	SF
3.32		4F3745	Banner				Industrial			58,450	SF
3.33		4F3745	SET - IN				Industrial			117,376	SF
3.34		4F3745	Progressive Metal				Industrial			58,250	SF
3.35		4F3745	Universal Pool - 166th				Industrial			109,814	SF
3.36		4F3745	SITEL				Industrial			46,812	SF
3.37		4F3745	TestAmerica - Tallahassee				Industrial			16,500	SF
3.38		4F3745	Texas Die Casting				Industrial			78,177	SF
3.39		4F3745	TestAmerica - Corpus Christi				Industrial			14,884	SF
4	8, 12	05A5V0	The Falls	0	Springing	Hard	Retail	Lockout/24_Defeasance/89_0%/7	Actual/360	839,507	SF
5	13	4W04K9	Hamilton Place	0	Springing	Hard	Retail	Lockout/11_>YM or 1%/105_0%/4	30/360	391,041	SF
6	14	4F37K9	Panorama Corporate Center	0	Springing	Hard	Office	Lockout/31_Defeasance/85_0%/4	Actual/360	780,648	SF
7	15	4FOAY1	Veritas Multifamily Pool 1	0	In Place	Soft		Lockout/31_Defeasance/22_0%/7	Actual/360	1,726	Units
7.01		4FOAY1	645 Stockton Street				Multifamily			70	Units
7.02		4FOAY1	400 Duboce Avenue				Multifamily			79	Units
7.03		4FOAY1	950 Franklin Street				Multifamily			54	Units
7.04		4FOAY1	1340-1390 Taylor Street				Multifamily			35	Units
7.05		4FOAY1	601 O’Farrell Street				Multifamily			79	Units
7.06		4FOAY1	2677 Larkin Street				Multifamily			33	Units
7.07		4FOAY1	1801 Gough Street				Multifamily			41	Units
7.08		4FOAY1	845 California Street				Multifamily			58	Units
7.09		4FOAY1	1290 20th Avenue				Multifamily			38	Units
7.1		4FOAY1	78 Buchanan Street				Multifamily			36	Units
7.11		4FOAY1	1870 Pacific Avenue				Multifamily			30	Units
7.12		4FOAY1	500 Stanyan Street				Multifamily			36	Units
7.13		4FOAY1	540 Leavenworth Street				Multifamily			44	Units
7.14		4FOAY1	1401 Jones Street				Multifamily			36	Units
7.15		4FOAY1	676 Geary Street				Multifamily			56	Units
7.16		4FOAY1	100 Broderick Street				Multifamily			35	Units
7.17		4FOAY1	2075 Market Street				Multifamily			32	Units
7.18		4FOAY1	621 Stockton Street				Multifamily			23	Units
7.19		4FOAY1	1660 Bay Street				Multifamily			24	Units
7.2		4FOAY1	655 Stockton Street				Multifamily			35	Units
7.21		4FOAY1	2238 Hyde Street				Multifamily			17	Units
7.22		4FOAY1	2600 Van Ness Avenue				Multifamily			32	Units
7.23		4FOAY1	355 Fulton Street				Multifamily			41	Units
7.24		4FOAY1	1520 Gough Street				Multifamily			38	Units
7.25		4FOAY1	1126 Bush Street				Multifamily			33	Units
7.26		4FOAY1	1547 Clay Street				Multifamily			27	Units
7.27		4FOAY1	840 California Street				Multifamily			31	Units
7.28		4FOAY1	925 Geary Street				Multifamily			48	Units
7.29		4FOAY1	691 O’Farrell Street				Multifamily			36	Units

GS3
Exhibit A - Mortgage Loan Schedule

Control Number	Footnotes	Loan Number	Property Name	Grace Period- Late Fee	Cash Management	Lockbox	General Property Type	Prepayment Provision (2)	Interest Accrual Method	Units, Rooms, Sq Ft	Unit Description
7.3		4FOAY1	2363 Van Ness Avenue				Multifamily			19	Units
7.31		4FOAY1	1840 Clay Street				Multifamily			20	Units
7.32		4FOAY1	1020 Post Street				Multifamily			43	Units
7.33		4FOAY1	2975 Van Ness Avenue				Multifamily			21	Units
7.34		4FOAY1	755 O’Farrell Street				Multifamily			34	Units
7.35		4FOAY1	106 Sanchez Street				Multifamily			18	Units
7.36		4FOAY1	709 Geary Street				Multifamily			35	Units
7.37		4FOAY1	1440 Sutter Street				Multifamily			15	Units
7.38		4FOAY1	1690 North Point				Multifamily			18	Units
7.39		4FOAY1	1753 Mason Street				Multifamily			14	Units
7.4		4FOAY1	915 Pierce Street				Multifamily			18	Units
7.41		4FOAY1	520 Buchanan Street				Multifamily			19	Units
7.42		4FOAY1	3210 Gough Street				Multifamily			15	Units
7.43		4FOAY1	124 Mason Street				Multifamily			31	Units
7.44		4FOAY1	50 Joice Street				Multifamily			13	Units
7.45		4FOAY1	2038 Divisadero Street				Multifamily			12	Units
7.46		4FOAY1	340 Church Street				Multifamily			12	Units
7.47		4FOAY1	411 15th Avenue				Multifamily			14	Units
7.48		4FOAY1	1855 10th Avenue				Multifamily			18	Units
7.49		4FOAY1	1260 Broadway Street				Multifamily			18	Units
7.5		4FOAY1	449 O’Farrell Street				Multifamily			28	Units
7.51		4FOAY1	235 Church Street				Multifamily			8	Units
7.52		4FOAY1	4540 California Street				Multifamily			12	Units
7.53		4FOAY1	2500 Van Ness Avenue				Multifamily			12	Units
7.54		4FOAY1	346 Leavenworth Street				Multifamily			25	Units
7.55		4FOAY1	3264-3274 Mission Street				Multifamily			8	Units
7.56		4FOAY1	3715 California Street				Multifamily			12	Units
7.57		4FOAY1	325 9th Avenue				Multifamily			12	Units
7.58		4FOAY1	1656 Leavenworth Street				Multifamily			12	Units
7.59		4FOAY1	252-258 Church Street				Multifamily			4	Units
7.6		4FOAY1	500-506 Bartlett Street				Multifamily			4	Units
7.61		4FOAY1	1500-1514 Geneva Avenue				Multifamily			5	Units
8	16	05EDQ4	Hilton Irvine	0	In Place	Hard	Hospitality	Lockout/24_Defeasance/92_0%/4	Actual/360	306	Rooms
9		4W1GF5	Laredo Industrial Portfolio	0	Springing	Hard		Lockout/26_Defeasance/90_0%/4	Actual/360	1,352,048	SF
9.01		4W1GF5	11302 Eastpoint Drive Buildings A-C				Industrial			665,282	SF
9.02		4W1GF5	417 Union Pacific Boulevard				Industrial			199,540	SF
9.03		4W1GF5	11909 Hayter Road				Industrial			144,976	SF
9.04		4W1GF5	505 Union Pacific Boulevard				Industrial			105,205	SF
9.05		4W1GF5	418 Union Pacific Boulevard				Industrial			136,500	SF
9.06		4W1GF5	11921 Hayter Road				Industrial			100,545	SF
10		653AG0	Eagle View Apartments	0	Springing	Springing	Multifamily	Lockout/24_Defeasance/92_0%/4	Actual/360	335	Units
11	17	7QV1W8	Embassy Suites Raleigh-Durham Research Triangle	0	In Place	Hard	Hospitality	Lockout/25_>YM or 1%/88_0%/7	Actual/360	273	Rooms
12		4WSSK2	Cool Springs Commons	0	In Place	Hard	Office	Lockout/27_Defeasance/89_0%/4	Actual/360	301,697	SF
13	18	TBD	Middletown Commons	0	Springing	Hard	Retail	Lockout/24_Defeasance/93_0%/4	Actual/360	236,341	SF
14	19, 20	TBD	Shoppes at Rio Grande	0	Springing	Hard	Retail	Lockout/24_Defeasance/92_0%/4	Actual/360	460,195	SF
15	17, 21, 22	6A1BKB-	Embassy Suites Portland Airport	0	In Place	Hard	Hospitality	Lockout/25_>YM or 1%/88_0%/7	Actual/360	251	Rooms
16	23, 24, 25	4F0B20	Residence Inn and SpringHill Suites North Shore	0	Springing	Hard		Lockout/30_Defeasance/86_0%/4	Actual/360	378	Rooms
16.01		4F0B20	SpringHill Suites Pittsburgh North Shore				Hospitality			198	Rooms
16.02		4F0B20	Residence Inn Pittsburgh North Shore				Hospitality			180	Rooms
17	26	4FOB38	Veritas Multifamily Pool 2	0	In Place	Soft		Lockout/31_Defeasance/22_0%/7	Actual/360	430	Units
17.01		4FOB38	701 Taylor Street				Multifamily			55	Units
17.02		4FOB38	1301 Leavenworth Street				Multifamily			24	Units
17.03		4FOB38	947 Bush Street				Multifamily			53	Units
17.04		4FOB38	685 Geary Street				Multifamily			43	Units
17.05		4FOB38	3809 20th Street				Multifamily			25	Units
17.06		4FOB38	434 Leavenworth Street				Multifamily			69	Units
17.07		4FOB38	1050 Post Street				Multifamily			40	Units
17.08		4FOB38	814 California Street				Multifamily			21	Units
17.09		4FOB38	267-273 Green Street				Multifamily			20	Units
17.1		4FOB38	2898 Jackson Street				Multifamily			15	Units
17.11		4FOB38	3820 Scott Street				Multifamily			12	Units
17.12		4FOB38	600 Oak Street				Multifamily			18	Units
17.13		4FOB38	861 Post Street				Multifamily			17	Units
17.14		4FOB38	3783 20th Street				Multifamily			18	Units
18		05EDL5	Luton Ranch	0	Springing	Hard	Retail	Lockout/23_>YM or 1%/93_0%/4	Actual/360	121,405	SF
19		4W34T4	345 West 14th Street	0	Springing	Hard	Retail	Lockout/28_Defeasance/88_0%/4	Actual/360	8,405	SF
20		905TJ8	Lincoln Corners	0	Springing	Springing	Retail	Lockout/24_Defeasance/92_0%/4	Actual/360	180,691	SF
21		05EE26	South Congress	0	Springing	Springing	Mixed Use	Lockout/24_Defeasance/92_0%/4	Actual/360	34,071	SF
22		4W1GN8	South Valley Plaza	0	Springing	Hard	Retail	Lockout/26_Defeasance/87_0%/7	Actual/360	144,190	SF
23	18	TBD	Strong Station	0	Springing	Hard	Retail	Lockout/24_Defeasance/93_0%/4	Actual/360	95,940	SF
24		TBD	Rancho La Costa	0	Springing	Springing	Retail	Lockout/24_Defeasance/92_0%/4	Actual/360	27,388	SF
25		90AUP1	Grand Blanc Industrial	0	Springing	Hard	Industrial	Lockout/24_Defeasance/92_0%/4	Actual/360	667,593	SF
26		7QUX05	Pecos Legacy Center	0	Springing	Springing	Retail	Lockout/25_>YM or 1%/88_0%/7	Actual/360	68,413	SF
27	18	TBD	Crossings of Hoover	0	Springing	Hard	Retail	Lockout/24_Defeasance/93_0%/4	Actual/360	37,765	SF
28	17	7QV2V9	Capitol Plaza Hotel Topeka	0	In Place	Hard	Hospitality	Lockout/25_>YM or 1%/88_0%/7	Actual/360	224	Rooms
29		4W5G25	Cumberland Taylorsville Portfolio	0	None	None		Lockout/27_Defeasance/89_0%/4	Actual/360	86,722	SF
29.01		4W5G25	Cumberland Station				Retail			43,327	SF
29.02		4W5G25	Taylorsville Shopping Center				Retail			43,395	SF
30	18	TBD	Vestavia Commons	0	Springing	Hard	Retail	Lockout/24_Defeasance/93_0%/4	Actual/360	34,080	SF
31		6A1BKB	James Building	0	Springing	Springing	Office	Lockout/25_Defeasance/90_0%/5	Actual/360	111,446	SF
32		4WK5X6	Ralston Plaza Shopping Center	0	Springing	Springing	Retail	Lockout/26_>YM or 3%/90_0%/4	Actual/360	49,709	SF
33		653EC5	River Ridge Shopping Center	0	Springing	Springing	Retail	Lockout/25_Defeasance/91_0%/4	Actual/360	55,086	SF
34		4W3ZV5	Central Parc at Heathrow	0	Springing	Springing	Retail	Lockout/27_Defeasance/89_0%/4	Actual/360	14,082	SF

1	The monthly debt service shown for Mortgage Loans with a partial interest-only period reflects the amount payable after the expiration of the interest-only period.
2	The open period is inclusive of the Maturity Date.
3	The Cut-off Date Principal Balance of $87,500,000 represents the non-controlling notes A-2-C1, A-2-C2, and A-2-C3 of a $900,000,000 whole loan evidenced by 11 senior notes with an aggregate principal balance of $708,100,000 and two junior notes with an aggregate principal balance of $191,900,000. The senior non-controlling note A-1-C1, with an aggregate principal balance of $65,000,000, was contributed to the CD 2016-CD1 securitization transaction. The controlling junior notes B-1 and B-2, with an aggregate principal balance of $191,900,000, along with the senior notes A-1-S and A-2-S, with an aggregate principal balance of $408,100,000, were contributed to the Hudson Yards 2016-10HY securitization transaction. The remaining non-controlling senior notes A-1-C2, A-1-C3, A-1-C4, A-1-C5, A-1-C6, with an aggregate principal balance of $147,500,000, will be held by DBNY and are expected to be contributed to one or more future securitization transactions. Cut-off Date LTV Ratio, LTV Ratio at Maturity, Underwritten NCF DSCR, Debt Yield on Underwritten Net Operating Income, Debt Yield on Underwritten Net Cash Flow and Loan Per Unit calculations are based on the aggregate principal balance of the 10 Hudson Yards Senior Loans of $708,100,000.
4	The lockout period will be at least 25 payment dates beginning with and including the first payment date of September 6, 2016. For the purposes of this prospectus, the assumed lockout period of 25 payment dates is based on the expected GSMS 2016-GS3 securitization closing date in September 2016. The actual lockout period may be longer.
5	The Cut-off Date Principal Balance of $87,000,000 represents the non-controlling note A-1 of a $325,000,000 whole loan evidenced by two non-controlling senior pari passu notes, a subordinate note B with an outstanding principal balance as of the Cut-off Date of $54,208,000, and a subordinate note C with an outstanding principal balance as of the Cut-off Date of $108,500,000. Note A-2, with an outstanding principal balance of $75,292,000, is expected to be contributed to one or more future securitization transactions. Cut-off Date LTV Ratio, LTV Ratio at Maturity, Underwritten NCF DSCR, Debt Yield on Underwritten Net Operating Income, Debt Yield on Underwritten Net Cash Flow and Loan Per Unit calculations are based on the aggregate principal balance of the 540 West Madison Senior Loans of $162,292,000.
6	The Ongoing TI/LC Reserve, commencing with the due date in September 2019, will equal $137,329.
7	Under the terms of the related Mortgage Loan documents, the first due date is November 6, 2016, the maturity date is September 6, 2026 and the Original Interest-Only Period, Remaining Interest-Only Period, Original Term to Maturity and Remaining Term to Maturity is actually 119 months. However, due to the fact that the related mortgage loan seller will contribute an Initial Interest Deposit Amount to the Issuing Entity on the Closing Date to cover an amount that represents one-month’s interest that would have accrued with respect to the Mortgage Loan at the related Net Mortgage Rate with respect to a October 2016 payment date, such Mortgage Loan is being treated as having a First Due Date on October 6, 2016, and as having an Original Interest-Only Period, Remaining Interest-Only Period, Original Term to Maturity and Remaining Term to Maturity of 120 months.
8	The lockout period will be at least 24 payment dates beginning with and including the first payment date in October 2016. For the purposes of this prospectus, the assumed lockout period of 24 payment dates is based on the expected GSMS 2016-GS3 securitization closing date in September 2016. The actual lockout period may be longer.
9	The Cut-off Date Principal Balance of $85,000,000 represents the controlling note A-1 of a $307,640,000 whole loan combination evidenced by four pari passu notes. The companion loans, evidenced by non-controlling note A-2, note A-3 and note A-4 with an aggregate outstanding principal balance as of the Cut-off Date of $222,640,000 are expected to be contributed to one or more future securitization transactions. Cut-off Date LTV Ratio, LTV Ratio at Maturity, Underwritten NCF DSCR, Debt Yield on Underwritten Net Operating Income, Debt Yield on Underwritten Net Cash Flow and Loan Per Unit calculations are based on the aggregate Cut-off Date Balance of $307,640,000.
10	The U.S. Industrial Portfolio Whole Loan requires monthly debt service payments of (i) $125,000 of principal plus (ii) the amount of interest accrued on the outstanding principal balance of the mortgage loan during the related interest accrual period.
11	The Ongoing TI/LC Reserve, commencing on September 1, 2021 (or earlier if funds on deposit therein are less than $1,500,000) will equal $150,000 up to an amount equal to $4,500,000 until such time as funds on deposit therein are less than $1,500,000, and on each due date thereafter, the borrower will be required to resume monthly deposits in an amount equal to the lesser of (x) $150,000 and (y) the amount necessary to cause the tenant improvements and leasing commissions reserve account to contain funds equal to $1,500,000.
12	The Cut-off Date Principal Balance of $70,000,000 represents the non-controlling note A-4 of a $150,000,000 whole loan evidenced by four pari passu notes, each of which is secured by the same mortgage instrument on the same underlying Mortgaged Property. The Falls Pari Passu Companion Loans have an aggregate outstanding principal balance of $80,000,000 as of the Cut-off Date Balance. The promissory notes evidenced by notes A-1, A-2 and A-3, each of which is currently held by UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York 10019 (“UBS AG”) are expected to be transferred to one or more future securitizations or otherwise transferred. Cut-off Date LTV Ratio, LTV Ratio at Maturity, Underwritten NCF DSCR, Debt Yield on Underwritten Net Operating Income, Debt Yield on Underwritten Net Cash Flow and Loan Per Unit calculations are based on the aggregate Cut-off Date Balance of $150,000,000.
13	The Cut-off Date Principal Balance of $64,735,708 represents the controlling note A-1 of a $107,000,000 whole loan evidenced by two pari passu notes. The companion loan, evidenced by non-controlling note A-2, with an outstanding principal balance as of the Cut-off Date of $41,829,226 is expected to be contributed to one or more future securitization transactions.
14	The Cut-off Date Principal Balance of $58,500,000 represents the non-controlling note A-2 of a $133,000,000 whole loan evidenced by two pari passu notes. The related companion loan is evidenced by the controlling note A-1 with a principal balance as of the Cut-off Date of $74,500,000, which was contributed to the GSMS 2016-GS2 transaction. Cut-off Date LTV Ratio, LTV Ratio at Maturity, Underwritten NCF DSCR, Debt Yield on Underwritten Net Operating Income, Debt Yield on Underwritten Net Cash Flow and Loan Per Unit calculations are based on the aggregate Cut-off Date Balance of $133,000,000.
15	The Cut-off Date Principal Balance of $55,250,000 represents the non-controlling note A-3 of a $480,000,000 whole loan evidenced by three senior pari passu notes and one subordinate note B. The related companion loans are evidenced by the non-controlling note A-1, the non-controlling note A-2 and the controlling subordinate note B. Note A-1 ($100,000,000) and subordinate note B ($249,750,000), with an aggregate outstanding principal balance of $349,750,000 as of the Cut-off Date, were contributed to the GS Mortgage Securities Corporation Trust 2016-RENT (“GSMS 2016-RENT”) transaction and note A-2, with an outstanding principal balance of $75,000,000 was contributed to the GSMS 2016-GS2 transaction.
16	The Ongoing Replacement Reserve is an FF&E reserve in an amount equal to (i) for the Due Dates occurring in October 2016 through December 2017, $31,372.69 and (ii) for each Due Date thereafter, an amount equal to the greater of (a) the monthly amount required to be reserved pursuant to the management agreement for the replacement of FF&E or (b) one-twelfth (1/12th) of 4% of the operating income of the property for the previous twelve (12) month period as determined on the anniversary of the last day of the calendar month in September.
17	The Ongoing Replacement Reserve is an FF&E reserve in an amount equal to the greater of (i) the aggregate amount of all deposits for replacements, if any, required to be deposited by borrower with franchisor or manager pursuant to the applicable franchise agreement or management agreement (without duplication) and (ii) 4% of gross income from operations for the property, for the calendar month that is two calendar months prior to the calendar month of the payment date on which such deposit is required.
18	Under the terms of the related Mortgage Loan documents, the first due date is November 6, 2016, the Original Interest-Only Period and the Remaining Interest-Only Period is 36 months, and the Original Term to Maturity and Remaining Term to Maturity is actually 120 months. However, due to the fact that the related mortgage loan seller will contribute an Initial Interest Deposit Amount to the Issuing Entity on the Closing Date to cover an amount that represents one-month’s interest that would have accrued with respect to the Mortgage Loan at the related Net Mortgage Rate with respect to a October 2016 payment date, such Mortgage Loan is being treated as having a First Due Date on October 6, 2016, an Original Interest-Only Period and Remaining Interest-Only Period of 37 months, and an Original Term to Maturity and Remaining Term to Maturity of 121 months.
19	Other reserve represents an earnout and a potential yield maintenance reserve. Funds will be held in escrow until the borrower has achieved a debt yield of 8.3% on the fully funded amount and a lease renewal of no less than five years from both Burlington Coat Factory and TJMaxx for equal or greater rent. If such conditions are not satisfied by September 7, 2018, the reserve is required to be applied to prepay the Mortgage Loan and the related yield maintenance for such prepayment.
20	The Shoppes at Rio Grande mortgage loan was originated on September 7, 2016. Under the terms of the related Mortgage Loan documents, the first due date is October 6, 2016, and the borrower is only required to pay interest on the related mortgage loan for the number of days in the initial interest accrual period for which the mortgage loan was outstanding (29 days from September 7 to October 5). As a result, the related mortgage loan seller will contribute an Initial Interest Deposit Amount to the Issuing Entity on the Closing Date to cover an amount that represents one-day’s interest that would have accrued with respect to the Mortgage Loan at the related Net Mortgage Rate with respect to a October 2016 payment date, such Mortgage Loan is being treated as having a First Due Date on October 6, 2016.
21	Upon written request from Borrower, within ten business days of such request, Lender shall transfer from the replacement reserve account amounts not to exceed 75% of the total amount of replacement reserve funds then deposited in the replacement reserve account to the PIP reserve account.
22	The Cut-off Date Principal Balance of $30,000,000 represents the controlling note A-1 of a $57,620,000 loan combination evidenced by two pari passu notes. The companion loan, evidenced by non-controlling note A-2, with an outstanding principal balance as of the Cut-off Date of $27,620,000 is expected to be contributed to one or more future securitization transactions. Cut-off Date LTV Ratio, LTV Ratio at Maturity, Underwritten NOI DSCR, Underwritten NCF DSCR, Debt Yield on Underwritten Net Operating Income, Debt Yield on Underwritten Net Cash Flow and Loan Per Unit calculations are based on the aggregate Cut-off Date Balance of $57,620,000.
23	The Cut-off Date Principal Balance of $21,861,531 represents the non-controlling note A-2-1 of a $69,000,000 whole loan evidenced by three pari passu notes. The companion loan is evidenced by the controlling note A-1 with a principal balance as of the Cut-off Date of $24,842,649, which was contributed to the GSMS 2016-GS2 transaction. The non-controlling companion loan, evidenced by note A-2-2 with an aggregate principal balance as of the Cut-off Date of $21,861,531 is expected to be contributed to one or more future securitization transactions. Cut-off Date LTV Ratio, LTV Ratio at Maturity, Underwritten NOI DSCR, Underwritten NCF DSCR, Debt Yield on Underwritten Net Operating Income, Debt Yield on Underwritten Net Cash Flow and Loan Per Unit calculations are based on the aggregate Cut-off Date Balance of $68,565,712.
24	The lockout period will be at least 30 payment dates beginning with and including the first payment date of April 6, 2016. For the purposes of this prospectus, the assumed lockout period of 30 payment dates is based on the expected GSMS 2016-GS3 securitization closing date in September 2016. The actual lockout period may be longer.
25	The Ongoing Replacement Reserve is an FF&E reserve in an amount equal to (i) for the Due Dates occurring in April 2016 through March 2017, $63,395.52 and (ii) for each Due Date thereafter, an amount equal to the greater of (a) the monthly amount required to be reserved pursuant to the franchise agreement for the replacement of FF&E or (b) one-twelfth (1/12th) of 4% of the operating income of the property for the previous twelve (12) month period as determined on the anniversary of the last day of the calendar month in February.
26	The Cut-off Date Principal Balance of $21,000,000 represents the non-controlling note A-2 of a $96,000,000 whole loan evidenced by two pari passu notes and one subordinate note B. The related companion loans are evidenced by the non-controlling note A-1 with a principal balance as of the Cut-off Date of $55,000,000, which was contributed to the GSMS 2016-GS2 transaction. The controlling note B with a principal balance as of the Cut-off Date of $20,000,000 was sold to Forethought Life Insurance Company.

EXHIBIT B

MORTGAGE LOAN REPRESENTATIONS AND WARRANTIES

(1)	Whole Loan; Ownership of Mortgage Loans. Except with respect to a Mortgage Loan that is part of a Whole Loan, each Mortgage Loan is a whole loan and not a participation interest in a Mortgage Loan. Each Mortgage Loan that is part of a Whole Loan is a senior or pari passu portion of a whole loan evidenced by a senior or pari passu note. At the time of the sale, transfer and assignment to Depositor, no Mortgage Note or Mortgage was subject to any assignment (other than assignments to the Seller), participation or pledge, and the Seller had good title to, and was the sole owner of, each Mortgage Loan free and clear of any and all liens, charges, pledges, encumbrances, participations, any other ownership interests on, in or to such Mortgage Loan other than any servicing rights appointment, or similar agreement, any Other Pooling and Servicing Agreement with respect to a Non-Serviced Mortgage Loan and rights of the holder of a related Companion Loan pursuant to a Co-Lender Agreement. The Seller has full right and authority to sell, assign and transfer each Mortgage Loan, and the assignment to Depositor constitutes a legal, valid and binding assignment of such Mortgage Loan free and clear of any and all liens, pledges, charges or security interests of any nature encumbering such Mortgage Loan other than the rights of the holder of a related Companion Loan pursuant to a Co-Lender Agreement.

(2)	Loan Document Status. Each related Mortgage Note, Mortgage, Assignment of Leases (if a separate instrument), guaranty and other agreement executed by or on behalf of the related Mortgagor, guarantor or other obligor in connection with such Mortgage Loan is the legal, valid and binding obligation of the related Mortgagor, guarantor or other obligor (subject to any non-recourse provisions contained in any of the foregoing agreements and any applicable state anti-deficiency or market value limit deficiency legislation), as applicable, and is enforceable in accordance with its terms, except (i) as such enforcement may be limited by (a) bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and (b) general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law) and (ii) that certain provisions in such Loan Documents (including, without limitation, provisions requiring the payment of default interest, late fees or prepayment/yield maintenance fees, charges and/or premiums) are, or may be, further limited or rendered unenforceable by or under applicable law, but (subject to the limitations set forth in clause (i) above) such limitations or unenforceability will not render such Loan Documents invalid as a whole or materially interfere with the Mortgagee’s realization of the principal benefits and/or security provided thereby (clauses (i) and (ii) collectively, the “Standard Qualifications”).

Except as set forth in the immediately preceding sentence, there is no valid offset, defense, counterclaim or right of rescission available to the related Mortgagor with respect to any of the related Mortgage Notes, Mortgages or other Loan Documents, including, without limitation, any such valid offset, defense, counterclaim or right based on intentional fraud by the Seller in connection with the origination of the Mortgage

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Loan, that would deny the Mortgagee the principal benefits intended to be provided by the Mortgage Note, Mortgage or other Loan Documents.

(3)	Mortgage Provisions. The Loan Documents for each Mortgage Loan contain provisions that render the rights and remedies of the holder thereof adequate for the practical realization against the Mortgaged Property of the principal benefits of the security intended to be provided thereby, including realization by judicial or, if applicable, nonjudicial foreclosure subject to the limitations set forth in the Standard Qualifications.

(4)	Mortgage Status; Waivers and Modifications. Since origination and except by written instruments set forth in the related Mortgage File (a) the material terms of such Mortgage, Mortgage Note, Mortgage Loan guaranty, and related Loan Documents have not been waived, impaired, modified, altered, satisfied, canceled, subordinated or rescinded in any respect which materially interferes with the security intended to be provided by such Mortgage; (b) no related Mortgaged Property or any portion thereof has been released from the lien of the related Mortgage in any manner which materially interferes with the security intended to be provided by such Mortgage or the use or operation of the remaining portion of such Mortgaged Property; and (c) neither the related Mortgagor nor the related guarantor has been released from its material obligations under the Mortgage Loan.

(5)	Lien; Valid Assignment. Subject to the Standard Qualifications, each assignment of Mortgage and assignment of Assignment of Leases to the Issuing Entity constitutes a legal, valid and binding assignment to the Issuing Entity. Each related Mortgage and Assignment of Leases is freely assignable without the consent of the related Mortgagor. Each related Mortgage is a legal, valid and enforceable first lien on the related Mortgagor’s fee (or if identified on the Mortgage Loan Schedule, leasehold) interest in the Mortgaged Property in the principal amount of such Mortgage Loan or allocated loan amount (subject only to Permitted Encumbrances (as defined below) and the exceptions to paragraph (6) set forth on Exhibit C (each such exception, a “Title Exception”)), except as the enforcement thereof may be limited by the Standard Qualifications. Such Mortgaged Property (subject to and excepting Permitted Encumbrances and the Title Exceptions) as of origination was, and as of the Cut-off Date, to the Seller’s knowledge, is free and clear of any recorded mechanics’ liens, recorded materialmen’s liens and other recorded encumbrances which are prior to or equal with the lien of the related Mortgage, except those which are bonded over, escrowed for or insured against by a lender’s title insurance policy (as described below), and, to the Seller’s knowledge and subject to the rights of tenants (as tenants only) (subject to and excepting Permitted Encumbrances and the Title Exceptions), no rights exist which under law could give rise to any such lien or encumbrance that would be prior to or equal with the lien of the related Mortgage, except those which are bonded over, escrowed for or insured against by a lender’s title insurance policy (as described below). Notwithstanding anything in this representation to the contrary, no representation is made as to the perfection of any security interest in rents or other personal property to the extent that possession or control of such items or actions other than the filing of Uniform Commercial Code financing statements is required in order to effect such perfection.

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(6)	Permitted Liens; Title Insurance. Each Mortgaged Property securing a Mortgage Loan is covered by an American Land Title Association loan title insurance policy or a comparable form of loan title insurance policy approved for use in the applicable jurisdiction (or, if such policy is yet to be issued, by a pro forma policy, a preliminary title policy with escrow instructions or a “marked up” commitment, in each case binding on the title insurer) (the “Title Policy”) in the original principal amount of such Mortgage Loan (or with respect to a Mortgage Loan secured by multiple properties, an amount equal to at least the allocated loan amount with respect to the Title Policy for each such property) after all advances of principal (including any advances held in escrow or reserves), that insures for the benefit of the owner of the indebtedness secured by the Mortgage, the first priority lien of the Mortgage, which lien is subject only to (a) the lien of current real property taxes, water charges, sewer rents and assessments due and payable but not yet delinquent; (b) covenants, conditions and restrictions, rights of way, easements and other matters of public record; (c) the exceptions (general and specific) and exclusions set forth in such Title Policy; (d) other matters to which like properties are commonly subject; (e) the rights of tenants (as tenants only) under leases (including subleases) pertaining to the related Mortgaged Property and condominium declarations; (f) if the related Mortgage Loan constitutes a Cross-Collateralized Mortgage Loan, the lien of the Mortgage for another Mortgage Loan contained in the same Crossed Mortgage Loan Group; and (g) if the related Mortgage Loan is part of a Whole Loan, the rights of the holder(s) of the related Companion Loan(s) pursuant to the related Co-Lender Agreement; provided that none of items (a) through (g), individually or in the aggregate, materially and adversely interferes with the value or current use of the Mortgaged Property or the security intended to be provided by such Mortgage or the Mortgagor’s ability to pay its obligations when they become due (collectively, the “Permitted Encumbrances”). Except as contemplated by clauses (f) and (g) of the preceding sentence, none of the Permitted Encumbrances are mortgage liens that are senior to or coordinate and co-equal with the lien of the related Mortgage. Such Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) is in full force and effect, all premiums thereon have been paid and no claims have been made by the Seller thereunder and no claims have been paid thereunder. Neither the Seller, nor to the Seller’s knowledge, any other holder of the Mortgage Loan, has done, by act or omission, anything that would materially impair the coverage under such Title Policy.

(7)	Junior Liens. It being understood that B notes secured by the same Mortgage as a Mortgage Loan are not subordinate mortgages or junior liens, except for any Mortgage Loan that is cross-collateralized and cross-defaulted with another Mortgage Loan, there are no subordinate mortgages or junior liens securing the payment of money encumbering the related Mortgaged Property (other than Permitted Encumbrances and the Title Exceptions, taxes and assessments, mechanics and materialmens liens (which are the subject of the representation in paragraph (5) above), and equipment and other personal property financing). Except as set forth on an exhibit to the applicable Mortgage Loan Purchase Agreement, the Seller has no knowledge of any mezzanine debt secured directly by interests in the related Mortgagor.

(8)	Assignment of Leases and Rents. There exists as part of the related Mortgage File an Assignment of Leases (either as a separate instrument or incorporated into the related

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Mortgage). Subject to the Permitted Encumbrances and the Title Exceptions, each related Assignment of Leases creates a valid first-priority collateral assignment of, or a valid first-priority lien or security interest in, rents and certain rights under the related lease or leases, subject only to a license granted to the related Mortgagor to exercise certain rights and to perform certain obligations of the lessor under such lease or leases, including the right to operate the related leased property, except as the enforcement thereof may be limited by the Standard Qualifications. The related Mortgage or related Assignment of Leases, subject to applicable law, provides that, upon an event of default under the Mortgage Loan, a receiver is permitted to be appointed for the collection of rents or for the related Mortgagee to enter into possession to collect the rents or for rents to be paid directly to the Mortgagee.

(9)	UCC Filings. If the related Mortgaged Property is operated as a hospitality property, the Seller has filed and/or recorded or caused to be filed and/or recorded (or, if not filed and/or recorded, submitted in proper form for filing and/or recording), UCC financing statements in the appropriate public filing and/or recording offices necessary at the time of the origination of the Mortgage Loan to perfect a valid security interest in all items of physical personal property reasonably necessary to operate such Mortgaged Property owned by such Mortgagor and located on the related Mortgaged Property (other than any non-material personal property, any personal property subject to a purchase money security interest, a sale and leaseback financing arrangement as permitted under the terms of the related Mortgage Loan documents or any other personal property leases applicable to such personal property), to the extent perfection may be effected pursuant to applicable law by recording or filing, as the case may be. Subject to the Standard Qualifications, each related Mortgage (or equivalent document) creates a valid and enforceable lien and security interest on the items of personalty described above. No representation is made as to the perfection of any security interest in rents or other personal property to the extent that possession or control of such items or actions other than the filing of UCC financing statements are required in order to effect such perfection.

(10)	Condition of Property. The Seller or the originator of the Mortgage Loan inspected or caused to be inspected each related Mortgaged Property within six months of origination of the Mortgage Loan and within thirteen months of the Cut-off Date.

An engineering report or property condition assessment was prepared in connection with the origination of each Mortgage Loan no more than thirteen months prior to the Cut-off Date. To the Seller’s knowledge, based solely upon due diligence customarily performed in connection with the origination of comparable mortgage loans, as of the Closing Date, each related Mortgaged Property was free and clear of any material damage (other than deferred maintenance for which escrows were established at origination) that would affect materially and adversely the use or value of such Mortgaged Property as security for the Mortgage Loan.

(11)	Taxes and Assessments. All taxes, governmental assessments and other outstanding governmental charges (including, without limitation, water and sewage charges), or installments thereof, which could be a lien on the related Mortgaged Property that would be of equal or superior priority to the lien of the Mortgage and that prior to the Cut-off

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Date have become delinquent in respect of each related Mortgaged Property have been paid, or an escrow of funds has been established in an amount sufficient to cover such payments and reasonably estimated interest and penalties, if any, thereon. For purposes of this representation and warranty, real estate taxes and governmental assessments and other outstanding governmental charges and installments thereof shall not be considered delinquent until the earlier of (a) the date on which interest and/or penalties would first be payable thereon and (b) the date on which enforcement action is entitled to be taken by the related taxing authority.

(12)	Condemnation. As of the date of origination and to the Seller’s knowledge as of the Cut-off Date, there is no proceeding pending, and, to the Seller’s knowledge as of the date of origination and as of the Cut-off Date, there is no proceeding threatened, for the total or partial condemnation of such Mortgaged Property that would have a material adverse effect on the value, use or operation of the Mortgaged Property.

(13)	Actions Concerning Mortgage Loan. As of the date of origination and to the Seller’s knowledge as of the Cut-off Date, there was no pending or filed action, suit or proceeding, arbitration or governmental investigation involving any Mortgagor, guarantor, or Mortgagor’s interest in the Mortgaged Property, an adverse outcome of which would reasonably be expected to materially and adversely affect (a) such Mortgagor’s title to the Mortgaged Property, (b) the validity or enforceability of the Mortgage, (c) such Mortgagor’s ability to perform under the related Mortgage Loan, (d) such guarantor’s ability to perform under the related guaranty, (e) the principal benefit of the security intended to be provided by the Mortgage Loan documents or (f) the current principal use of the Mortgaged Property.

(14)	Escrow Deposits. All escrow deposits and payments required to be escrowed with Mortgagee pursuant to each Mortgage Loan are in the possession, or under the control, of the Seller or its servicer, and there are no deficiencies (subject to any applicable grace or cure periods) in connection therewith, and all such escrows and deposits (or the right thereto) that are required to be escrowed with Mortgagee under the related Loan Documents are being conveyed by the Seller to Depositor or its servicer.

(15)	No Holdbacks. The principal amount of the Mortgage Loan stated on the Mortgage Loan Schedule has been fully disbursed as of the Closing Date and there is no requirement for future advances thereunder (except in those cases where the full amount of the Mortgage Loan has been disbursed but a portion thereof is being held in escrow or reserve accounts pending the satisfaction of certain conditions relating to leasing, repairs or other matters with respect to the related Mortgaged Property, the Mortgagor or other considerations determined by the Seller to merit such holdback).

(16)	Insurance. Each related Mortgaged Property is, and is required pursuant to the related Mortgage to be, insured by a property insurance policy providing coverage for loss in accordance with coverage found under a “special cause of loss form” or “all risk form” that includes replacement cost valuation issued by an insurer meeting the requirements of the related Loan Documents and having a claims-paying or financial strength rating of at least “A-:VIII” from A.M. Best Company or “A3” (or the equivalent) from Moody’s

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Investors Service, Inc. or “A-” from Standard & Poor’s Ratings Services (collectively the “Insurance Rating Requirements”), in an amount (subject to a customary deductible) not less than the lesser of (1) the original principal balance of the Mortgage Loan and (2) the full insurable value on a replacement cost basis of the improvements, furniture, furnishings, fixtures and equipment owned by the Mortgagor and included in the Mortgaged Property (with no deduction for physical depreciation), but, in any event, not less than the amount necessary or containing such endorsements as are necessary to avoid the operation of any coinsurance provisions with respect to the related Mortgaged Property.

Each related Mortgaged Property is also covered, and required to be covered pursuant to the related Loan Documents, by business interruption or rental loss insurance which (subject to a customary deductible) covers a period of not less than 12 months (or with respect to each Mortgage Loan on a single asset with a principal balance of $50 million or more, 18 months).

If any material part of the improvements, exclusive of a parking lot, located on a Mortgaged Property is in an area identified in the Federal Register by the Federal Emergency Management Agency as a “Special Flood Hazard Area,” the related Mortgagor is required to maintain insurance in the maximum amount available under the National Flood Insurance Program.

If the Mortgaged Property is located within 25 miles of the coast of the Gulf of Mexico or the Atlantic coast of Florida, Georgia, South Carolina or North Carolina, the related Mortgagor is required to maintain coverage for windstorm and/or windstorm related perils and/or “named storms” issued by an insurer meeting the Insurance Rating Requirements or endorsement covering damage from windstorm and/or windstorm related perils and/or named storms.

The Mortgaged Property is covered, and required to be covered pursuant to the related Loan Documents, by a commercial general liability insurance policy issued by an insurer meeting the Insurance Rating Requirements including coverage for property damage, contractual damage and personal injury (including bodily injury and death) in amounts as are generally required by prudent institutional commercial mortgage lenders, and in any event not less than $1 million per occurrence and $2 million in the aggregate.

An architectural or engineering consultant has performed an analysis of each of the Mortgaged Properties located in seismic zones 3 or 4 in order to evaluate the structural and seismic condition of such property, for the sole purpose of assessing the scenario expected limit (“SEL”) for the Mortgaged Property in the event of an earthquake. In such instance, the SEL was based on a 475-year return period, an exposure period of 50 years and a 10% probability of exceedance. If the resulting report concluded that the SEL would exceed 20% of the amount of the replacement costs of the improvements, earthquake insurance on such Mortgaged Property was obtained from an insurer rated at least “A:VIII” by A.M. Best Company or “A3” (or the equivalent) from Moody’s Investors Service, Inc. or “A-” by Standard & Poor’s Ratings Services in an amount not less than 100% of the SEL.

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The Loan Documents require insurance proceeds in respect of a property loss to be applied either (a) to the repair or restoration of all or part of the related Mortgaged Property, with respect to all property losses in excess of 5% of the then outstanding principal amount of the related Mortgage Loan (or related Whole Loan), the Mortgagee (or a trustee appointed by it) having the right to hold and disburse such proceeds as the repair or restoration progresses, or (b) to the payment of the outstanding principal balance of such Mortgage Loan together with any accrued interest thereon.

All premiums on all insurance policies referred to in this section required to be paid as of the Cut-off Date have been paid, and such insurance policies name the Mortgagee under the Mortgage Loan and its successors and assigns as a loss payee under a mortgagee endorsement clause or, in the case of the general liability insurance policy, as named or additional insured. Such insurance policies will inure to the benefit of the Trustee. Each related Mortgage Loan obligates the related Mortgagor to maintain all such insurance and, at such Mortgagor’s failure to do so, authorizes the Mortgagee to maintain such insurance at the Mortgagor’s reasonable cost and expense and to charge such Mortgagor for related premiums. All such insurance policies (other than commercial liability policies) require at least 10 days’ prior notice to the Mortgagee of termination or cancellation arising because of nonpayment of a premium and at least 30 days’ prior notice to the Mortgagee of termination or cancellation (or such lesser period, not less than 10 days, as may be required by applicable law) arising for any reason other than non-payment of a premium and no such notice has been received by the Seller.

(17)	Access; Utilities; Separate Tax Lots. Each Mortgaged Property (a) is located on or adjacent to a public road and has direct legal access to such road, or has access via an irrevocable easement or irrevocable right of way permitting ingress and egress to/from a public road, (b) is served by or has uninhibited access rights to public or private water and sewer (or well and septic) and all required utilities, all of which are appropriate for the current use of the Mortgaged Property, and (c) constitutes one or more separate tax parcels which do not include any property which is not part of the Mortgaged Property or is subject to an endorsement under the related Title Policy insuring the Mortgaged Property, or in certain cases, an application has been, or will be, made to the applicable governing authority for creation of separate tax lots, in which case the Mortgage Loan requires the Mortgagor to escrow an amount sufficient to pay taxes for the existing tax parcel of which the Mortgaged Property is a part until the separate tax lots are created.

(18)	No Encroachments. To the Seller’s knowledge based solely on surveys obtained in connection with origination and the Mortgagee’s Title Policy (or, if such policy is not yet issued, a pro forma title policy, a preliminary title policy with escrow instructions or a “marked up” commitment) obtained in connection with the origination of each Mortgage Loan, all material improvements that were included for the purpose of determining the appraised value of the related Mortgaged Property at the time of the origination of such Mortgage Loan are within the boundaries of the related Mortgaged Property, except encroachments that do not materially and adversely affect the value or current use of such Mortgaged Property or for which insurance or endorsements were obtained under the Title Policy. No improvements on adjoining parcels encroach onto the related Mortgaged Property except for encroachments that do not materially and adversely affect the value

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or current use of such Mortgaged Property or for which insurance or endorsements were obtained under the Title Policy. No improvements encroach upon any easements except for encroachments the removal of which would not materially and adversely affect the value or current use of such Mortgaged Property or for which insurance or endorsements were obtained under the Title Policy.

(19)	No Contingent Interest or Equity Participation. No Mortgage Loan has a shared appreciation feature, any other contingent interest feature or a negative amortization feature or an equity participation by the Seller.

(20)	REMIC. The Mortgage Loan is a “qualified mortgage” within the meaning of Section 860G(a)(3) of the Code (but determined without regard to the rule in Treasury Regulations Section 1.860G-2(f)(2) that treats certain defective mortgage loans as qualified mortgages), and, accordingly, (A) the issue price of the Mortgage Loan to the related Mortgagor at origination did not exceed the non-contingent principal amount of the Mortgage Loan and (B) either: (a) such Mortgage Loan is secured by an interest in real property (including buildings and structural components thereof, but excluding personal property) having a fair market value (i) at the date the Mortgage Loan (or related Whole Loan) was originated at least equal to 80% of the adjusted issue price of the Mortgage Loan (or related Whole Loan) on such date or (ii) at the Closing Date at least equal to 80% of the adjusted issue price of the Mortgage Loan (or related Whole Loan) on such date, provided that for purposes hereof, the fair market value of the real property interest must first be reduced by (A) the amount of any lien on the real property interest that is senior to the Mortgage Loan and (B) a proportionate amount of any lien that is in parity with the Mortgage Loan; or (b) substantially all of the proceeds of such Mortgage Loan were used to acquire, improve or protect the real property which served as the only security for such Mortgage Loan (other than a recourse feature or other third party credit enhancement within the meaning of Treasury Regulations Section 1.860G-2(a)(1)(ii)). If the Mortgage Loan was “significantly modified” prior to the Closing Date so as to result in a taxable exchange under Section 1001 of the Code, it either (x) was modified as a result of the default or reasonably foreseeable default of such Mortgage Loan or (y) satisfies the provisions of either sub-clause (B)(a)(i) above (substituting the date of the last such modification for the date the Mortgage Loan was originated) or sub-clause (B)(a)(ii), including the proviso thereto. Any prepayment premium and yield maintenance charges applicable to the Mortgage Loan constitute “customary prepayment penalties” within the meaning of Treasury Regulations Section 1.860G-1(b)(2). All terms used in this paragraph shall have the same meanings as set forth in the related Treasury Regulations.

(21)	Compliance with Usury Laws. The Mortgage Rate (exclusive of any default interest, late charges, yield maintenance charge, or prepayment premiums) of such Mortgage Loan complied as of the date of origination with, or was exempt from, applicable state or federal laws, regulations and other requirements pertaining to usury.

(22)	Authorized to do Business. To the extent required under applicable law, as of the Cut-off Date or as of the date that such entity held the Mortgage Note, each holder of the Mortgage Note was authorized to originate, acquire and/or hold (as applicable) the

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Mortgage Note in the jurisdiction in which each related Mortgaged Property is located, or the failure to be so authorized does not materially and adversely affect the enforceability of such Mortgage Loan by the Trust.

(23)	Trustee under Deed of Trust. With respect to each Mortgage which is a deed of trust, as of the date of origination and, to the Seller’s knowledge, as of the Closing Date, a trustee, duly qualified under applicable law to serve as such, currently so serves and is named in the deed of trust or has been substituted in accordance with the Mortgage and applicable law or may be substituted in accordance with the Mortgage and applicable law by the related Mortgagee.

(24)	Local Law Compliance. To the Seller’s knowledge, based upon any of a letter from any governmental authorities, a legal opinion, an architect’s letter, a zoning consultant’s report, an endorsement to the related Title Policy, or other affirmative investigation of local law compliance consistent with the investigation conducted by the Seller for similar commercial and multifamily mortgage loans intended for securitization, there are no material violations of applicable zoning ordinances, building codes and land laws (collectively “Zoning Regulations”) with respect to the improvements located on or forming part of each Mortgaged Property securing a Mortgage Loan as of the date of origination of such Mortgage Loan (or related Whole Loan, as applicable) and as of the Cut-off Date, other than those which (i) are insured by the Title Policy or a law and ordinance insurance policy or (ii) would not have a material adverse effect on the value, operation or net operating income of the Mortgaged Property. The terms of the Loan Documents require the Mortgagor to comply in all material respects with all applicable governmental regulations, zoning and building laws.

(25)	Licenses and Permits. Each Mortgagor covenants in the Loan Documents that it shall keep all material licenses, permits and applicable governmental authorizations necessary for its operation of the Mortgaged Property in full force and effect, and to the Seller’s knowledge based upon any of a letter from any government authorities or other affirmative investigation of local law compliance consistent with the investigation conducted by the Seller for similar commercial and multifamily mortgage loans intended for securitization, all such material licenses, permits and applicable governmental authorizations are in effect. The Mortgage Loan requires the related Mortgagor to be qualified to do business in the jurisdiction in which the related Mortgaged Property is located.

(26)	Recourse Obligations. The Loan Documents for each Mortgage Loan provide that such Mortgage Loan (a) becomes full recourse to the Mortgagor and guarantor (which is a natural person or persons, or an entity distinct from the Mortgagor (but may be affiliated with the Mortgagor) that has assets other than equity in the related Mortgaged Property that are not de minimis) in any of the following events: (i) if any voluntary petition for bankruptcy, insolvency, dissolution or liquidation pursuant to federal bankruptcy law, or any similar federal or state law, shall be filed by the Mortgagor; (ii) the Mortgagor or guarantor shall have colluded with (or, alternatively, solicited or caused to be solicited) other creditors to cause an involuntary bankruptcy filing with respect to the Mortgagor or (iii) voluntary transfers of either the Mortgaged Property or equity interests in Mortgagor

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made in violation of the Loan Documents; and (b) contains provisions providing for recourse against the Mortgagor and guarantor (which is a natural person or persons, or an entity distinct from the Mortgagor (but may be affiliated with the Mortgagor) that has assets other than equity in the related Mortgaged Property that are not de minimis), for losses and damages sustained by reason of Mortgagor’s (i) misappropriation of rents after the occurrence of an event of default under the Mortgage Loan; (ii) misappropriation of (A) insurance proceeds or condemnation awards or (B) security deposits or, alternatively, the failure of any security deposits to be delivered to Mortgagee upon foreclosure or action in lieu thereof (except to the extent applied in accordance with leases prior to a Mortgage Loan event of default); (iii) fraud or intentional material misrepresentation; (iv) breaches of the environmental covenants in the Loan Documents; or (v) commission of intentional material physical waste at the Mortgaged Property (but, in some cases, only to the extent there is sufficient cash flow generated by the related Mortgaged Property to prevent such waste).

(27)	Mortgage Releases. The terms of the related Mortgage or related Loan Documents do not provide for release of any material portion of the Mortgaged Property from the lien of the Mortgage except (a) a partial release, accompanied by principal repayment, of not less than a specified percentage at least equal to the lesser of (i) 110% of the related allocated loan amount of such portion of the Mortgaged Property and (ii) the outstanding principal balance of the Mortgage Loan, (b) upon payment in full of such Mortgage Loan, (c) upon a Defeasance defined in (32) below, (d) releases of out-parcels that are unimproved or other portions of the Mortgaged Property which will not have a material adverse effect on the underwritten value of the Mortgaged Property and which were not afforded any material value in the appraisal obtained at the origination of the Mortgage Loan and are not necessary for physical access to the Mortgaged Property or compliance with zoning requirements, or (e) as required pursuant to an order of condemnation or taking by a State or any political subdivision or authority thereof. With respect to any partial release under the preceding clauses (a) or (d), either: (x) such release of collateral (i) would not constitute a “significant modification” of the subject Mortgage Loan within the meaning of Treasury Regulations Section 1.860G-2(b)(2) and (ii) would not cause the subject Mortgage Loan to fail to be a “qualified mortgage” within the meaning of Section 860G(a)(3)(A) of the Code; or (y) the Mortgagee or servicer can, in accordance with the related Loan Documents, condition such release of collateral on the related Mortgagor’s delivery of an opinion of tax counsel to the effect specified in the immediately preceding clause (x). For purposes of the preceding clause (x), for all Mortgage Loans originated after December 6, 2010, if the fair market value of the real property constituting such Mortgaged Property after the release is not equal to at least 80% of the principal balance of the Mortgage Loan (or related Whole Loan) outstanding after the release, the Mortgagor is required to make a payment of principal in an amount not less than the amount required by the REMIC Provisions.

With respect to any partial release under the preceding clause (e), for all Mortgage Loans originated after December 6, 2010, the Mortgagor can be required to pay down the principal balance of the Mortgage Loan in an amount not less than the amount required by the REMIC Provisions and, to such extent, such amount may not be required to be applied to the restoration of the Mortgaged Property or released to the Mortgagor, if,

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immediately after the release of such portion of the Mortgaged Property from the lien of the Mortgage (but taking into account the planned restoration) the fair market value of the real property constituting the remaining Mortgaged Property is not equal to at least 80% of the remaining principal balance of the Mortgage Loan (or related Whole Loan).

No Mortgage Loan that is secured by more than one Mortgaged Property or that is cross-collateralized with another Mortgage Loan permits the release of cross-collateralization of the related Mortgaged Properties or a portion thereof, including due to partial condemnation, other than in compliance with the REMIC Provisions.

(28)	Financial Reporting and Rent Rolls. The Mortgage Loan documents for each Mortgage Loan require the Mortgagor to provide the owner or holder of the Mortgage with quarterly (other than for single-tenant properties) and annual operating statements, and quarterly (other than for single-tenant properties) rent rolls for properties that have leases contributing more than 5% of the in-place base rent and annual financial statements, which annual financial statements with respect to each Mortgage Loan with more than one Mortgagor are in the form of an annual combined balance sheet of the Mortgagor entities (and no other entities), together with the related combined statements of operations, members’ capital and cash flows, including a combining balance sheet and statement of income for the Mortgaged Properties on a combined basis.

(29)	Acts of Terrorism Exclusion. With respect to each Mortgage Loan over $20 million, the related special-form all-risk insurance policy and business interruption policy (issued by an insurer meeting the Insurance Rating Requirements) do not specifically exclude Acts of Terrorism, as defined in the Terrorism Risk Insurance Act of 2002, as amended by the Terrorism Risk Insurance Program Reauthorization Act of 2007, as amended by the Terrorism Risk Insurance Program Reauthorization Act of 2015 (collectively referred to as “TRIA”), from coverage, or if such coverage is excluded, it is covered by a separate terrorism insurance policy. With respect to each other Mortgage Loan, the related special all-risk insurance policy and business interruption policy (issued by an insurer meeting the Insurance Rating Requirements) did not, as of the date of origination of the Mortgage Loan, and, to the Seller’s knowledge, do not, as of the Cut-off Date, specifically exclude Acts of Terrorism, as defined in TRIA, from coverage, or if such coverage is excluded, it is covered by a separate terrorism insurance policy. With respect to each Mortgage Loan, the related Loan Documents do not expressly waive or prohibit the Mortgagee from requiring coverage for Acts of Terrorism, as defined in TRIA, or damages related thereto; provided, however, that if TRIA or a similar or subsequent statute is not in effect, then provided that terrorism insurance is commercially available, the Mortgagor under each Mortgage Loan is required to carry terrorism insurance, but in such event the Mortgagor shall not be required to spend more than the Terrorism Cap Amount on terrorism insurance coverage, and if the cost of terrorism insurance exceeds the Terrorism Cap Amount, the Mortgagor is required to purchase the maximum amount of terrorism insurance available with funds equal to the Terrorism Cap Amount. The “Terrorism Cap Amount” is the specified percentage (which is at least equal to 200%) of the amount of the insurance premium that is payable at such time in respect of the property and business interruption/rental loss insurance required under the related Loan Documents (without

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giving effect to the cost of terrorism and earthquake components of such casualty and business interruption/rental loss insurance).

(30)	Due on Sale or Encumbrance. Subject to specific exceptions set forth below, each Mortgage Loan contains a “due on sale” or other such provision for the acceleration of the payment of the unpaid principal balance of such Mortgage Loan if, without the consent of the holder of the Mortgage (which consent, in some cases, may not be unreasonably withheld) and/or complying with the requirements of the related Loan Documents (which provide for transfers without the consent of the Mortgagee which are customarily acceptable to prudent commercial and multifamily mortgage lending institutions lending on the security of property comparable to the related Mortgaged Property, including, without limitation, transfers of worn-out or obsolete furnishings, fixtures, or equipment promptly replaced with property of equivalent value and functionality and transfers by leases entered into in accordance with the Loan Documents), (a) the related Mortgaged Property, or any equity interest of greater than 50% in the related Mortgagor, is directly or indirectly pledged, transferred or sold, other than as related to (i) family and estate planning transfers or transfers upon death or legal incapacity, (ii) transfers to certain affiliates as defined in the related Loan Documents, (iii) transfers of less than, or other than, a controlling interest in the related Mortgagor, (iv) transfers to another holder of direct or indirect equity in the Mortgagor, a specific Person designated in the related Loan Documents or a Person satisfying specific criteria identified in the related Loan Documents, such as a qualified equityholder, (v) transfers of stock or similar equity units in publicly traded companies or (vi) a substitution or release of collateral within the parameters of paragraphs (27) and (32) in this Exhibit B or the exceptions thereto set forth on Exhibit C, or (vii) as set forth on an exhibit to the applicable Mortgage Loan Purchase Agreement by reason of any mezzanine debt that existed at the origination of the related Mortgage Loan, or future permitted mezzanine debt as set forth on an exhibit to the applicable Mortgage Loan Purchase Agreement or (b) the related Mortgaged Property is encumbered with a subordinate lien or security interest against the related Mortgaged Property, other than (i) any Companion Loan of any Mortgage Loan or any subordinate debt that existed at origination and is permitted under the related Loan Documents, (ii) purchase money security interests (iii) any Mortgage Loan that is cross-collateralized and cross-defaulted with another Mortgage Loan, as set forth on an exhibit to the applicable Mortgage Loan Purchase Agreement or (iv) Permitted Encumbrances. The Mortgage or other Loan Documents provide that to the extent any Rating Agency fees are incurred in connection with the review of and consent to any transfer or encumbrance, the Mortgagor is responsible for such payment along with all other reasonable out-of-pocket fees and expenses incurred by the Mortgagee relative to such transfer or encumbrance.

(31)	Single-Purpose Entity. Each Mortgage Loan requires the Mortgagor to be a Single-Purpose Entity for at least as long as the Mortgage Loan is outstanding. Both the Loan Documents and the organizational documents of the Mortgagor with respect to each Mortgage Loan with a Cut-off Date Principal Balance in excess of $5 million provide that the Mortgagor is a Single-Purpose Entity, and each Mortgage Loan with a Cut-off Date Principal Balance of $20 million or more has a counsel’s opinion regarding non-consolidation of the Mortgagor. For this purpose, a “Single-Purpose Entity” shall mean

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an entity, other than an individual, whose organizational documents (or if the Mortgage Loan has a Cut-off Date Principal Balance equal to $5 million or less, its organizational documents or the related Loan Documents) provide substantially to the effect that it was formed or organized solely for the purpose of owning and operating one or more of the Mortgaged Properties securing the Mortgage Loans and prohibit it from engaging in any business unrelated to such Mortgaged Property or Properties, and whose organizational documents further provide, or which entity represented in the related Loan Documents, substantially to the effect that it does not have any assets other than those related to its interest in and operation of such Mortgaged Property or Properties, or any indebtedness other than as permitted by the related Mortgage(s) or the other related Loan Documents, that it has its own books and records and accounts separate and apart from those of any other person (other than a Mortgagor for a Mortgage Loan that is cross-collateralized and cross-defaulted with the related Mortgage Loan), and that it holds itself out as a legal entity, separate and apart from any other person or entity.

(32)	Defeasance. With respect to any Mortgage Loan that, pursuant to the Loan Documents, can be defeased (a “Defeasance”), (i) the Loan Documents provide for defeasance as a unilateral right of the Mortgagor, subject to satisfaction of conditions specified in the Loan Documents; (ii) the Mortgage Loan cannot be defeased within two years after the Closing Date; (iii) the Mortgagor is permitted to pledge only United States “government securities” within the meaning of Treasury Regulations Section 1.860G-2(a)(8)(ii), the revenues from which will, in the case of a full Defeasance, be sufficient to make all scheduled payments under the Mortgage Loan when due, including the entire remaining principal balance on the maturity date (or on or after the first date on which payment may be made without payment of a yield maintenance charge or prepayment penalty), and if the Mortgage Loan permits partial releases of real property in connection with partial defeasance, the revenues from the collateral will be sufficient to pay all such scheduled payments calculated on a principal amount equal to a specified percentage at least equal to the lesser of (A) 110% of the allocated loan amount for the real property to be released and (B) the outstanding principal balance of the Mortgage Loan; (iv) the Mortgagor is required to provide a certification from an independent certified public accountant that the collateral is sufficient to make all scheduled payments under the Mortgage Note as set forth in (iii) above, (v) if the Mortgagor would continue to own assets in addition to the defeasance collateral, the portion of the Mortgage Loan secured by defeasance collateral is required to be assumed (or the Mortgagee may require such assumption) by a Single-Purpose Entity; (vi) the Mortgagor is required to provide an opinion of counsel that the Mortgagee has a perfected security interest in such collateral prior to any other claim or interest; and (vii) the Mortgagor is required to pay all rating agency fees associated with defeasance (if rating confirmation is a specific condition precedent thereto) and all other reasonable out-of-pocket expenses associated with defeasance, including, but not limited to, accountant’s fees and opinions of counsel.

(33)	Fixed Interest Rates. Each Mortgage Loan bears interest at a rate that remains fixed throughout the remaining term of such Mortgage Loan, except in situations where default interest is imposed.

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(34)	Ground Leases. For purposes of this Exhibit B, a “Ground Lease” shall mean a lease creating a leasehold estate in real property where the fee owner as the ground lessor conveys for a term or terms of years its entire interest in the land and buildings and other improvements, if any, comprising the premises demised under such lease to the ground lessee (who may, in certain circumstances, own the building and improvements on the land), subject to the reversionary interest of the ground lessor as fee owner and does not include industrial development agency (IDA) or similar leases for purposes of conferring a tax abatement or other benefit.

With respect to any Mortgage Loan where the Mortgage Loan is secured by a leasehold estate under a Ground Lease in whole or in part, and the related Mortgage does not also encumber the related lessor’s fee interest in such Mortgaged Property, based upon the terms of the Ground Lease and any estoppel or other agreement received from the ground lessor in favor of the Seller, its successors and assigns, the Seller represents and warrants that:

(a)          The Ground Lease or a memorandum regarding such Ground Lease has been duly recorded or submitted for recordation in a form that is acceptable for recording in the applicable jurisdiction. The Ground Lease or an estoppel or other agreement received from the ground lessor permits the interest of the lessee to be encumbered by the related Mortgage and does not restrict the use of the related Mortgaged Property by such lessee, its successors or assigns in a manner that would materially adversely affect the security provided by the related Mortgage. No material change in the terms of the Ground Lease had occurred since the origination of the Mortgage Loan, except as reflected in any written instruments which are included in the related Mortgage File;

(b)          The lessor under such Ground Lease has agreed in a writing included in the related Mortgage File (or in such Ground Lease) that the Ground Lease may not be amended or modified, or canceled or terminated by agreement of lessor and lessee, without the prior written consent of the Mortgagee;

(c)          The Ground Lease has an original term (or an original term plus one or more optional renewal terms, which, under all circumstances, may be exercised, and will be enforceable, by either Mortgagor or the Mortgagee) that extends not less than 20 years beyond the stated maturity of the related Mortgage Loan, or 10 years past the stated maturity if such Mortgage Loan fully amortizes by the stated maturity (or with respect to a Mortgage Loan that accrues on an actual 360 basis, substantially amortizes);

(d)          The Ground Lease either (i) is not subject to any liens or encumbrances superior to, or of equal priority with, the Mortgage, except for the related fee interest of the ground lessor and the Permitted Encumbrances or (ii) is subject to a subordination, non-disturbance and attornment agreement to which the Mortgagee on the lessor’s fee interest in the Mortgaged Property is subject;

(e)          The Ground Lease does not place commercially unreasonably restrictions on the identity of the Mortgagee and the Ground Lease is assignable to the holder of the Mortgage Loan and its successors and assigns without the consent of the lessor

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thereunder (provided that proper notice is delivered to the extent required in accordance with the Ground Lease), and in the event it is so assigned, it is further assignable by the holder of the Mortgage Loan and its successors and assigns without the consent of (but with prior notice to) the lessor;

(f)          The Seller has not received any written notice of material default under or notice of termination of such Ground Lease. To the Seller’s knowledge, there is no material default under such Ground Lease and no condition that, but for the passage of time or giving of notice, would result in a material default under the terms of such Ground Lease and to the Seller’s knowledge, such Ground Lease is in full force and effect as of the Closing Date;

(g)          The Ground Lease or ancillary agreement between the lessor and the lessee requires the lessor to give to the Mortgagee written notice of any default, and provides that no notice of default or termination is effective against the Mortgagee unless such notice is given to the Mortgagee;

(h)          The Mortgagee is permitted a reasonable opportunity (including, where necessary, sufficient time to gain possession of the interest of the lessee under the Ground Lease through legal proceedings) to cure any default under the Ground Lease which is curable after the Mortgagee’s receipt of notice of any default before the lessor may terminate the Ground Lease;

(i)          The Ground Lease does not impose any restrictions on subletting that would be viewed as commercially unreasonable by a prudent commercial mortgage lender;

(j)          Under the terms of the Ground Lease, an estoppel or other agreement received from the ground lessor and the related Mortgage (taken together), any related insurance proceeds or the portion of the condemnation award allocable to the ground lessee’s interest (other than (i) de minimis amounts for minor casualties or (ii) in respect of a total or substantially total loss or taking as addressed in subpart (k)) will be applied either to the repair or to restoration of all or part of the related Mortgaged Property with (so long as such proceeds are in excess of the threshold amount specified in the related Loan Documents) the Mortgagee or a trustee appointed by it having the right to hold and disburse such proceeds as repair or restoration progresses, or to the payment of the outstanding principal balance of the Mortgage Loan, together with any accrued interest;

(k)          In the case of a total or substantially total taking or loss, under the terms of the Ground Lease, an estoppel or other agreement and the related Mortgage (taken together), any related insurance proceeds, or portion of the condemnation award allocable to the ground lessee’s interest in respect of a total or substantially total loss or taking of the related Mortgaged Property to the extent not applied to restoration, will be applied first to the payment of the outstanding principal balance of the Mortgage Loan, together with any accrued interest; and

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(l)          Provided that the Mortgagee cures any defaults which are susceptible to being cured, the ground lessor has agreed to enter into a new lease with the Mortgagee upon termination of the Ground Lease for any reason, including rejection of the Ground Lease in a bankruptcy proceeding.

(35)	Servicing. The servicing and collection practices used by the Seller with respect to the Mortgage Loan have been, in all respects, legal and have met customary industry standards for servicing of commercial loans for conduit loan programs.

(36)	Origination and Underwriting. The origination practices of the Seller (or the related originator if the Seller was not the originator) with respect to each Mortgage Loan have been, in all material respects, legal and as of the date of its origination, such Mortgage Loan (or the related Whole Loan, as applicable) and the origination thereof complied in all material respects with, or was exempt from, all requirements of federal, state or local law relating to the origination of such Mortgage Loan; provided that such representation and warranty does not address or otherwise cover any matters with respect to federal, state or local law otherwise covered in this Exhibit B.

(37)	No Material Default; Payment Record. No Mortgage Loan has been more than 30 days delinquent, without giving effect to any grace or cure period, in making required debt service payments since origination, and as of the date hereof, no Mortgage Loan is more than 30 days delinquent (beyond any applicable grace or cure period) in making required payments as of the Closing Date. To the Seller’s knowledge, there is (a) no material default, breach, violation or event of acceleration existing under the related Mortgage Loan, or (b) no event (other than payments due but not yet delinquent) which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a material default, breach, violation or event of acceleration, which default, breach, violation or event of acceleration, in the case of either (a) or (b), materially and adversely affects the value of the Mortgage Loan or the value, use or operation of the related Mortgaged Property, provided, however, that this representation and warranty does not cover any default, breach, violation or event of acceleration that specifically pertains to or arises out of an exception scheduled to any other representation and warranty made by the Seller in this Exhibit B (including, but not limited to, the prior sentence). No person other than the holder of such Mortgage Loan may declare any event of default under the Mortgage Loan or accelerate any indebtedness under the Mortgage Loan documents.

(38)	Bankruptcy. As of the date of origination of the related Mortgage Loan and to the Seller’s knowledge as of the Cut-off Date, neither the Mortgaged Property (other than any tenants of such Mortgaged Property), nor any portion thereof, is the subject of, and no Mortgagor, guarantor or tenant occupying a single-tenant property is a debtor in state or federal bankruptcy, insolvency or similar proceeding.

(39)	Organization of Mortgagor. With respect to each Mortgage Loan, in reliance on certified copies of the organizational documents of the Mortgagor delivered by the Mortgagor in connection with the origination of such Mortgage Loan (or the related Whole Loan, as applicable), the Mortgagor is an entity organized under the laws of a state of the United

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States of America, the District of Columbia or the Commonwealth of Puerto Rico. Except with respect to any Mortgage Loan that is cross-collateralized and cross-defaulted with another Mortgage Loan, no Mortgage Loan has a Mortgagor that is an affiliate of another Mortgagor under another Mortgage Loan.

(40)	Environmental Conditions. A Phase I environmental site assessment (or update of a previous Phase I and or Phase II site assessment) and, with respect to certain Mortgage Loans, a Phase II environmental site assessment (collectively, an “ESA”) meeting ASTM requirements were conducted by a reputable environmental consultant in connection with such Mortgage Loan within 12 months prior to its origination date (or an update of a previous ESA was prepared), and such ESA (i) did not identify the existence of recognized environmental conditions (as such term is defined in ASTM E1527-05 or its successor, an “Environmental Condition”) at the related Mortgaged Property or the need for further investigation, or (ii) if the existence of an Environmental Condition or need for further investigation was indicated in any such ESA, then at least one of the following statements is true: (A) an amount reasonably estimated by a reputable environmental consultant to be sufficient to cover the estimated cost to cure any material noncompliance with applicable Environmental Laws or the Environmental Condition has been escrowed by the related Mortgagor and is held or controlled by the related Mortgagee; (B) if the only Environmental Condition relates to the presence of asbestos-containing materials, radon in indoor air, lead based paint or lead in drinking water, the only recommended action in the ESA is the institution of such a plan, an operations or maintenance plan has been required to be instituted by the related Mortgagor that, based on the ESA, can reasonably be expected to mitigate the identified risk; (C) the Environmental Condition identified in the related environmental report was remediated or abated in all material respects prior to the date hereof, and, if and as appropriate, a no further action or closure letter was obtained from the applicable governmental regulatory authority (or the environmental issue affecting the related Mortgaged Property was otherwise listed by such governmental authority as “closed” or a reputable environmental consultant has concluded that no further action is required); (D) an environmental policy or a lender’s pollution legal liability insurance policy meeting the requirements set forth below that covers liability for the identified circumstance or condition was obtained from an insurer rated no less than “A-” (or the equivalent) by Moody’s Investors Service, Inc., Standard & Poor’s Ratings Services and/or Fitch Ratings, Inc.; (E) a party not related to the Mortgagor was identified as the responsible party for such condition or circumstance and such responsible party has financial resources reasonably estimated to be adequate to address the situation; or (F) a party related to the Mortgagor having financial resources reasonably estimated to be adequate to address the situation is required to take action. To the Seller’s knowledge, except as set forth in the ESA, there is no Environmental Condition (as such term is defined in ASTM E1527-05 or its successor) at the related Mortgaged Property.

(41)	Appraisal. The Mortgage File contains an appraisal of the related Mortgaged Property with an appraisal date within 6 months of the Mortgage Loan origination date, and within 12 months of the Closing Date. The appraisal is signed by an appraiser who is a Member of the Appraisal Institute (“MAI”) and, to the Seller’s knowledge, had no interest, direct or indirect, in the Mortgaged Property or the Mortgagor or in any loan made on the

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security thereof, and whose compensation is not affected by the approval or disapproval of the Mortgage Loan. Each appraiser has represented in such appraisal or in a supplemental letter that the appraisal satisfies the requirements of the “Uniform Standards of Professional Appraisal Practice” as adopted by the Appraisal Standards Board of the Appraisal Foundation. Each appraisal contains a statement, or is accompanied by a letter from the appraiser, to the effect that the appraisal was performed in accordance with the requirements of the Financial Institutions Reform, Recovery and Enforcement Act of 1989, as in effect on the date such Mortgage Loan was originated.

(42)	Mortgage Loan Schedule. The information pertaining to each Mortgage Loan which is set forth in the Mortgage Loan Schedule attached as an exhibit to the related Mortgage Loan Purchase Agreement is true and correct in all material respects as of the Cut-off Date and contains all information required by the Pooling and Servicing Agreement to be contained in the Mortgage Loan Schedule.

(43)	Cross-Collateralization. Except with respect to a Mortgage Loan that is part of a Whole Loan no Mortgage Loan is cross-collateralized or cross-defaulted with any other mortgage loan that is outside the Mortgage Pool, except as set forth on Exhibit C.

(44)	Advance of Funds by the Seller. After origination, no advance of funds has been made by the Seller to the related Mortgagor other than in accordance with the Loan Documents, and, to the Seller’s knowledge, no funds have been received from any person other than the related Mortgagor or an affiliate for, or on account of, payments due on the Mortgage Loan (other than as contemplated by the Loan Documents, such as, by way of example and not in limitation of the foregoing, amounts paid by the tenant(s) into a Mortgagee-controlled lockbox if required or contemplated under the related lease or Loan Documents). Neither the Seller nor any affiliate thereof has any obligation to make any capital contribution to any Mortgagor under a Mortgage Loan, other than contributions made on or prior to the date hereof.

(45)	Compliance with Anti-Money Laundering Laws. The Seller has complied in all material respects with all applicable anti-money laundering laws and regulations, including without limitation the USA Patriot Act of 2001 with respect to the origination of the Mortgage Loan.

For purposes of these representations and warranties, “Mortgagee” means the mortgagee, grantee or beneficiary under any Mortgage, any holder of legal title to any portion of any Mortgage Loan or, if applicable, any agent or servicer on behalf of such party.

For purposes of these representations and warranties, the phrases “the Seller’s knowledge” or “the Seller’s belief” and other words and phrases of like import mean, except where otherwise expressly set forth in these representations and warranties, the actual state of knowledge or belief of the Seller, its officers and employees directly responsible for the underwriting, origination, servicing or sale of the Mortgage Loans regarding the matters expressly set forth in these representations and warranties.

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Exhibit B-30-1

List of Mortgage Loans with Current Mezzanine Debt

Loan #	Mortgage Loan
1	10 Hudson Yards
2	540 West Madison
7	Veritas Multifamily Pool 1
17	Veritas Multifamily Pool 2

B-30-1-1

Exhibit B-30-2

List of Mortgage Loans with Permitted Mezzanine Debt

Loan #	Mortgage Loan
13	Middletown Commons
23	Strong Station
27	Crossings of Hoover
30	Vestavia Commons

B-30-2-1

Exhibit B-30-3

List of Cross-Collateralized and Cross-Defaulted Mortgage Loans

None.

B-30-3-1

EXHIBIT C

EXCEPTIONS TO MORTGAGE LOAN REPRESENTATIONS AND WARRANTIES

Representation	Mortgage Loan	Description of Exception
(5) Lien; Valid Assignment	10 Hudson Yards (Loan No. 1)	The Mortgaged Property is encumbered by three payments in lieu of taxes (“PILOT”) mortgages, in the maximum aggregate amount of $475,000,000, which secure the related Mortgagor’s obligation to pay the payments in lieu of New York City real property taxes under the sublease with the New York City Industrial Development Agency. The PILOT mortgages are senior in priority to the related Mortgage. The PILOT mortgages also contain an assignment of leases and rents senior to the Assignment of Leases and rents with respect to the related Mortgage Loan.
(5) Lien; Valid Assignment	Shoppes at Rio Grande (Loan No. 14)	Protective Life Insurance Company has a right of first refusal in conjunction with the sale of the Mortgaged Property pursuant to the terms of an unrecorded document titled the Additional Interests Agreement. The related rights are not applicable in the context of a foreclosure or other transfer of the Mortgaged Property pursuant to the exercise of remedies under the related loan documents and shall not longer have any force and effect after a transfer as described above.
(6) Permitted Liens; Title Insurance	10 Hudson Yards (Loan No. 1)	See exception to Representation #5 above.
(6) Permitted Liens; Title Insurance	Shoppes at Rio Grande (Loan No. 14)	See exception to Representation #5 above.
(8) Assignment of Leases and Rents	10 Hudson Yards (Loan No. 1)	See exception to Representation #5 above.
(11) Taxes and Assessments	Shoppes at Rio Grande (Loan No. 14)	The tenant doing business as Academy Sports is entitled to pay taxes attributable to its leased premises directly to the taxing authority.
(13) Actions Concerning Mortgage Loan	Embassy Suites Raleigh-Durham Research Triangle (Loan No. 11) Embassy Suites Portland Airport (Loan No. 15) Capitol Plaza Hotel Topeka (Loan No. 28)	There is ongoing litigation between affiliates of the Mortgagor and the JQH Trust (which has filed for bankruptcy) relating to a portfolio of assets once jointly owned by such trust and such affiliates, which portfolio included each related Mortgaged Property. Neither the related Mortgagors nor the non-recourse guarantors are parties to such litigation.
(16) Insurance

All Mortgage Loans Originated by GSMC and GSCRE except for:

10 Hudson Yards (Loan No. 1)

540 West Madison (Loan No. 2)

U.S. Industrial Portfolio (Loan No. 3)

Hamilton Place (Loan No. 5)

Panorama Corporate Center (Loan No. 6)

South Valley Plaza (No. 22)

The threshold used in the Mortgage Loan documents, as it pertains to use of insurance proceeds for repair and restoration in respect of a property loss, is 5% of the original principal balance of the Mortgage Loan, instead of the then outstanding principal amount of the Mortgage Loan.

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Representation	Mortgage Loan	Description of Exception
(16) Insurance

540 West Madison (Loan No. 2)

The Falls (Loan No. 4)

Embassy Suites Raleigh-Durham Research Triangle (Loan No. 11)

Embassy Suites Portland Airport (Loan No. 15)

Capitol Plaza Hotel Topeka (Loan No. 28)

The threshold used in the Mortgage Loan documents, as it pertains to use of insurance proceeds for repair and restoration in respect of a property loss, is a fixed amount, instead of the then outstanding principal amount of the Mortgage Loan.
(16) Insurance	540 West Madison (Loan No. 2)

All policies are required to be issued by one or more insurers having a rating of at least “A” by S&P and “A2” by Moody’s (or, if Moody’s does not rate such insurer, at least “A:VIII” by AM Best), or by a syndicate of insurers through which at least 75% of the coverage (if there are 4 or fewer members of the syndicate) or at least 60% of the coverage (if there are 5 or more members of the syndicate) is with insurers having ratings of at least “A” by S&P and “A2” by Moody’s (or, if Moody’s does not rate such issuer, at least, “A:VIII” by AM Best) (provided that all such insurers are required to have ratings of not less than “BBB+” by S&P and, if such insurer is rated by Moody’s, “Baa1” by Moody’s). Notwithstanding the foregoing, the Mortgagor is permitted to continue to utilize Ironshore Indemnity Inc. (“Ironshore”) , rated “Baa1” by Moody’s and “A: XIV” by A.M. Best, under the Mortgagor’s current policies as of the origination date provided that (1) neither of the ratings of Ironshore is withdrawn or downgraded below the origination date and (2) at renewal of the current policy term on December 31, 2016, the Mortgagor is required to replace Ironshore with an insurance company meeting the rating requirements set forth above. The threshold used in the Mortgage Loan documents, as it pertains to use of insurance proceeds for repair and restoration in respect of a property loss, is $10,000,000 instead of 5% of the then outstanding principal amount of the Mortgage Loan.

(16) Insurance	U.S. Industrial Portfolio (Loan No. 3)	All policies are required to be issued by one or more insurers having a rating of at least “A-” by S&P, or by a syndicate of insurers through which at least 75% of the coverage (if there are 4 or fewer members of the syndicate) or at least 60% of the coverage (if there are 5 or more members of the syndicate) is with insurers having such ratings, and all such carriers have claims-paying ability ratings of not less than “BBB+” by S&P and “A: X” by A.M. Best.

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Representation	Mortgage Loan	Description of Exception
(16) Insurance	The Falls (Loan No. 4)	All policies are required to be issued (i) if there is only one insurance company issuing the policies, “A” or better with S&P, (ii) if there is more than one, but less than five, insurance companies collectively issuing the policies, 75% or more of the insured amount is required to have a claims paying ability rating of “A” or better with S&P and the remaining 25% (or lesser remaining amount) of which is required to have a claims paying ability rating of “BBB” or better with S&P or (iii) if there are five or more insurance companies collectively issuing the policies, 60% or more of the insured amount is required to have a claims paying ability rating of “A” or better and the remaining 40% (or lesser remaining amount) a rating of “BBB” or better with S&P. Notwithstanding the foregoing, the Mortgagor may continue to use Starr Surplus Lines Insurance Company in its respective position and participation amount within the syndicate, provided that, Starr Surplus Lines Insurance Company maintains a rating of “A: XV” or better with A.M. Best. In the event the rating of such insurer is withdrawn or downgraded below a rating of “A: XV” with A.M. Best, the Mortgagor is required to promptly notify the lender and replace such insurer with an insurance company meeting the rating requirements set forth under the Mortgage Loan documents. Notwithstanding anything to the contrary, the Mortgagor may maintain the insurance coverage described in and required by the Mortgage Loan documents with the insurer(s) under the policies substantially similar to those evidenced in the certificates of insurance delivered to and approved by the lender on the origination date, provided that such insurer(s) maintain no less than the claims paying ability rating applicable thereto by S&P as outlined above (or by A.M. Best to the extent permitted under the Mortgage Loan documents and in effect on the origination date).
(16) Insurance	Hamilton Place (Loan No. 5)

All policies are required to be issued by one or more insurers having a rating of at least “A: VIII” by A.M. Best and “A-” by S&P, or by a syndicate of insurers through which at least 75% of the coverage (if there are 4 or fewer members of the syndicate) or at least 60% of the coverage (if there are 5 or more members of the syndicate) is with insurers having such ratings, and all such carriers have claims-paying ability ratings of not less than “BBB+” by S&P.

The threshold used in the Mortgage Loan documents, as it pertains to use of insurance proceeds for repair and restoration in respect of a property loss, is 7.5% of the outstanding principal balance of the Mortgage Loan, instead of 5% of the then outstanding principal amount of the Mortgage Loan.

(16) Insurance	Veritas Multifamily Pool 1 (Loan No. 7) Veritas Multifamily Pool 2 (Loan No. 17)	All policies are required to be issued by one or more insurers having a rating of at least “A” by S&P, “A” by Fitch to the extent Fitch rates the Certificates and rates the insurance company, and “A2” by Moody’s (or, if Moody’s does not rate such insurer, at least “A: VIII” by A.M. Best), or by a syndicate of insurers through which at least 75% of the coverage (if there are 4 or fewer members of the syndicate) or at least 60% of the coverage (if there are 5 or more members of the syndicate) is with insurers having such ratings, and all such insurers are required to have ratings of not less than “BBB+” by S&P, “BBB+” by Fitch to the extent Fitch rates the Certificates and rates the insurance company, and “Baa1” by Moody’s (or, if Moody’s does not rate such insurer, at least “A: VIII” by A.M. Best)).
(16) Insurance	Hilton Irvine (Loan No. 8) Eagle View Apartments (Loan No. 10) Shoppes at Rio Grande (Loan No. 14) Residence Inn and SpringHill Suites North Shore (Loan No. 16)	All policies are required to be issued by one or more insurers having a rating of at least “A” by S&P and “A2” by Moody’s (or, if Moody’s does not rate such insurer, at least “A: VIII” by A.M. Best), or by a syndicate of insurers through which at least 75% of the coverage (if there are 4 or fewer members of the syndicate) or at least 60% of the coverage (if there are 5 or more members of the syndicate) is with insurers having such ratings, and all such insurers are required to have ratings of not less than “BBB+” by S&P and “Baa1” by Moody’s (or, if Moody’s does not rate such insurer, at least “A: VIII” by A.M. Best).

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Representation	Mortgage Loan	Description of Exception
(16) Insurance	345 West 14th Street (Loan No. 19)	The Mortgagor may rely on the insurance provided by the condominium association.
(16) Insurance	South Valley Plaza (Loan No. 22)	The threshold used in the Mortgage Loan documents, as it pertains to use of insurance proceeds for repair and restoration in respect of a property loss, is 6% of the outstanding principal balance of the Mortgage Loan, instead of 5% of the then outstanding principal amount of the Mortgage Loan.
(17) Access; Utilities; Separate Tax Lots	U.S. Industrial Portfolio (Loan No. 3)	One Mortgagor previously owned a vacant, non-income producing outparcel adjacent to the Mortgaged Property. The outparcel is not a separate tax lot however, (i) the Mortgagor is required to cause a separate tax lot to be established prior to any applicable deadline for accomplishing the same prior to the 2017 tax year, and (ii) the Mortgagor has reserved with the lender the amount of taxes payable with respect to such parcel over the ensuing 12 months. The lender may require that the Mortgagor replenish such escrow (in an amount reasonably estimated by the lender) on each subsequent anniversary of the origination date, until such evidence of separate tax parcel is delivered to the lender.
(24) Local Law Compliance	Veritas Multifamily Pool 1 (Loan No. 7)	Two Mortgaged Properties have units that are nonconforming as to use: • 2600 Van Ness Avenue • 124 Mason Street
(24) Local Law Compliance	Veritas Multifamily Pool 2 (Loan No. 17)	One Mortgaged Property has units that are nonconforming as to use: • 947 Bush Street
(25) Licenses and Permits	10 Hudson Yards (Loan No. 1)	As of the origination date of the Mortgage Loan, the Mortgagor had received temporary certificates of occupancy covering the core and shell of the building, and the premises currently leased and occupied by Coach, Inc., L’Oreal USA, Inc. and VaynerMedia. There are currently no certificates of occupancy (temporary or permanent) for the remaining leased premises, which are under construction.
(26) Recourse Obligations	10 Hudson Yards (Loan No. 1)	There is no guarantor related to the Mortgage Loan.
(26) Recourse Obligations	U.S. Industrial Portfolio (Loan No. 3)	Recourse carveouts do not include misappropriation of condemnation proceeds.
(26) Recourse Obligations	The Falls (Loan No. 4)	For so long as Simon Property Group, L.P. is the guarantor under the guaranty and indemnitor under the environmental indemnity, the recourse liability of guarantor under such documents is required to be limited to 20% of the Whole Loan as of the origination date and all of the reasonable, out-of-pocket costs and expenses (including, but not limited to, court costs and fees and reasonable attorney’s fees) incurred by the lender in connection with the enforcement of, or preservation of the lender’s rights under, the guaranty and the environmental indemnity.
(26) Recourse Obligations	Hamilton Place (Loan No. 5)	Recourse for prohibited transfers of the Mortgaged Property or equity interests in the Mortgagor is limited to actual damages (not full recourse).
(27) Mortgage Releases	Veritas Multifamily Pool 1 (Loan No. 7) Veritas Multifamily Pool 2 (Loan No. 17)	Defeasance and partial release prices are as follows: (i) 105% of the allocated loan amount until 5% of the original balance of the Mortgage Loan is defeased; then (ii) 110% of the allocated loan amount until 20% of the original balance of the Mortgage Loan is defeased and (iii) thereafter, 115% of the allocated loan amount. Any release must comply with REMIC requirements.
(29) Acts of Terrorism Exclusion	The Falls (Loan No. 4)	The terrorism cap amount under the Mortgage Loan Agreement is an amount equal to 200% of the amount of the insurance premium that is payable at such time in respect of the property and business interruption/rental loss insurance required under the Mortgage Loan Agreement (without giving effect to the cost of wind and flood components of such casualty and business interruption/rental loss insurance).

C-4

Representation	Mortgage Loan	Description of Exception
(30) Due on Sale or Encumbrance	540 West Madison (Loan No. 2)	The Loan Agreement permits future preferred equity incurred by an entity above the related Mortgagor and the mezzanine borrowers.
(30) Due on Sale or Encumbrance	The Falls (Loan No. 4)	There is no explicit requirement in the Loan Agreement for the Mortgagor to pay Rating Agency fees incurred with respect to a permitted transfer of interests in the Mortgagor, and the Mortgagor is only required to pay reasonable Rating Agency fees incurred with respect to an assumption of the Mortgaged Property.
(30) Due on Sale or Encumbrance	Veritas Multifamily Pool 1 (Loan No. 7) Veritas Multifamily Pool 2 (Loan No. 17)	The Loan Agreement permits future preferred equity incurred by an entity above the related Mortgagor and the mezzanine borrowers.
(31) Single-Purpose Entity	U.S. Industrial Portfolio (Loan No. 3)	One Mortgagor previously owned a vacant, non-income producing outparcel adjacent to the Mortgaged Property. The outparcel is not a separate tax lot however, (i) the Mortgagor is required to cause a separate tax lot to be established prior to any applicable deadline for accomplishing the same prior to the 2017 tax year, and (ii) the Mortgagor has reserved with the lender the amount of taxes payable with respect to such parcel over the ensuing 12 months. The lender may require that the Mortgagor replenish such escrow (in an amount reasonably estimated by the lender) on each subsequent anniversary of the origination date, until such evidence of separate tax parcel is delivered to the lender.
(31) Single-Purpose Entity	Veritas Multifamily Pool 1 (Loan No. 7) South Congress (Loan No. 21) Central Parc at Heathrow (Loan No. 34)	The related Mortgagor previously owned one or more properties that are not part of the related Mortgaged Property.
(31) Single-Purpose Entity	Lincoln Corners (Loan No. 20)	The Mortgagor was previously an owner of the Mortgaged Property as a tenant in common and was subject to the terms of a related tenant-in-common agreement.
(31) Single-Purpose Entity	South Congress (Loan No. 21)	The Mortgagor previously owned certain real property prior to the origination date which is not collateral for the Mortgage Loan and does not comprise the Mortgaged Property.
(31) Single-Purpose Entity	Crossings of Hoover (Loan No. 27)	The Mortgagor previously owned two (2) lots located immediately adjacent to the Mortgaged Property.
(32) Defeasance	The Falls (Loan No. 4)	The Mortgagor is permitted to provide a certification from a defeasance consultant that defeasance collateral is sufficient to make all scheduled payments under the Note, rather than from an independent certified public accountant.
(32) Defeasance	Veritas Multifamily Pool 1 (Loan No. 7) Veritas Multifamily Pool 2 (Loan No. 17)	Defeasance and partial release prices are as follows: (i) 105% of the allocated loan amount until 5% of the original balance of the Mortgage Loan is defeased; then (ii) 110% of the allocated loan amount until 20% of the original balance of the Mortgage Loan is defeased and (iii) thereafter, 115% of the allocated loan amount.
(34) Ground Leases	Embassy Suites Portland Airport (Loan No. 15)	(d) The ground lease under the Mortgage Loan may become subject to municipal bonds or ordinances or to agreements between the Port of Portland and the United States federal government.
(39) Organization of Mortgagor	Veritas Multifamily Pool 1 (Loan No. 7) Veritas Multifamily Pool 2 (Loan No. 17)	The Mortgagors under each of the related Mortgage Loans are affiliates of each other.
(39) Organization of Mortgagor	Embassy Suites Raleigh-Durham Research Triangle (Loan No. 11) Embassy Suites Portland Airport (Loan No. 15) Capitol Plaza Hotel Topeka (Loan No. 28)	The Mortgagors under each of the related Mortgage Loans are affiliates of each other.

C-5

Representation	Mortgage Loan	Description of Exception
(39) Organization of Mortgagor	Middletown Commons (Loan No. 13) Strong Station (Loan No. 23) Crossings of Hoover (Loan No. 27) Vestavia Commons (Loan No. 30)	The Mortgagors under each of the related Mortgage Loans are affiliates of each other.
(40) Environmental Conditions	10 Hudson Yards (Loan No. 1)	The Phase I environmental site assessment identified an above-ground storage tank at the Mortgaged Property that the Mortgagor is required to register with the New York State Department of Environmental Conservation, and recommended that the Mortgagor obtain a Notice of Satisfaction from the New York City Office of Environmental Remediation satisfying the “E-Designation” received by the Mortgaged Property in connection with the rezoning process.
(41) Appraisal	U.S. Industrial Portfolio (Loan No. 3)	The related appraisals are each dated December 15, 2015, which is more than 6 months prior to the Mortgage Loan origination date.

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EXHIBIT D

FORM OF OFFICER’S CERTIFICATE

Goldman Sachs Mortgage Company (“Seller”) hereby certifies as follows:

1.	All of the representations and warranties (except as set forth on Exhibit C) of the Seller under the Mortgage Loan Purchase Agreement, dated as of September 1, 2016 (the “Agreement”), between GS Mortgage Securities Corporation II and Seller, are true and correct in all material respects on and as of the date hereof (or as of such other date as of which such representation is made under the terms of Exhibit B and Exhibit F to the Agreement) with the same force and effect as if made on and as of the date hereof (or as of such other date as of which such representation is made under the terms of Exhibit B and Exhibit F to the Agreement).

2.	The Seller has complied in all material respects with all the covenants and satisfied all the conditions on its part to be performed or satisfied under the Agreement on or prior to the date hereof, and no event has occurred which would constitute a default on the part of the Seller under the Agreement.

3.	None of the Prospectus, dated September 23, 2016 (the “Prospectus”) relating to the offering of the Public Certificates, the Offering Circular, dated September 23, 2016 (the “Offering Circular”), relating to the offering of the Private Certificates, or the Loan-Specific Offering Circular, dated September 23, 2016 (the “Loan-Specific Offering Circular”), relating to the offering of the Loan-Specific Certificates, in the case of the Prospectus, as of the date of the Prospectus or as of the date hereof, the Offering Circular, as of the date thereof or as of the date hereof, or the Loan-Specific Offering Circular, as of the date thereof or as of the date hereof, included or includes any untrue statement of a material fact relating to the Seller, the Mortgage Loans, any related Whole Loan (including, without limitation, the identity of the servicers for, and the terms of the Other Pooling and Servicing Agreement governing the servicing of, any related Non-Serviced Whole Loan), the related Mortgaged Properties and the related Mortgagors and their respective affiliates, or omitted or omits to state therein a material fact relating to the Seller, the Mortgage Loans, any related Whole Loan (including, without limitation, the identity of the servicers for, and the terms of the Other Pooling and Servicing Agreement governing the servicing of, any related Non-Serviced Whole Loan), the related Mortgaged Properties and the related Mortgagors and their respective affiliates required to be stated therein or necessary in order to make the statements therein relating to the Seller, the Mortgage Loans, any related Whole Loan (including, without

D-1

limitation, the identity of the servicers for, and the terms of the Other Pooling and Servicing Agreement governing the servicing of, any related Non-Serviced Whole Loan), the related Mortgaged Properties and the related Mortgagors and their respective affiliates, in the light of the circumstances under which they were made, not misleading.

For the purposes of the foregoing certifications, with respect to any description contained in the Prospectus, the Offering Circular and the Loan-Specific Offering Circular of the terms or provisions of or servicing arrangements under any Other Pooling and Servicing Agreement governing the servicing of a Non-Serviced Whole Loan, to the extent that such description refers to any terms or provisions of or servicing arrangements under the Pooling and Servicing Agreement, the Seller has assumed that the description of such terms or provisions of or servicing arrangements under the Pooling and Servicing Agreement contained in the Prospectus, the Offering Circular and the Loan-Specific Offering Circular (i) does not include an untrue statement of a material fact and (ii) does not omit to state therein a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

Capitalized terms used herein without definition have the meanings given them in the Agreement or, if not defined therein, in the Pooling and Servicing Agreement.

[SIGNATURE APPEARS ON THE FOLLOWING PAGE]

D-2

Certified this [____] day of [_______].

GOLDMAN SACHS MORTGAGE COMPANY

By:
Authorized Representative

D-3

Exhibit E

form of DILIGENCE FILE CERTIFICATION

(GSMS 2016-GS3)

Reference is hereby made to that certain Pooling and Servicing Agreement, dated as of September 1, 2016 (the “Pooling and Servicing Agreement”), relating to the issuance of the GS Mortgage Securities Trust 2016-GS3, Commercial Mortgage Pass-Through Certificates, Series 2016-GS3 (the “Series 2016-GS3 Certificates”) and that certain Mortgage Loan Purchase Agreement, dated as of September 1, 2016 (the “Mortgage Loan Purchase Agreement”), between the undersigned (the “Seller”) and GS Mortgage Securities Corporation II (the “Depositor”), pursuant to which the Seller sold certain Mortgage Loans to the Depositor in connection with the issuance of the Series 2016-GS3 Certificates. In accordance with Section 5(h) of the Mortgage Loan Purchase Agreement, the Seller hereby certifies to the Depositor (with a copy to the Master Servicer, the Special Servicers, the Certificate Administrator, the Trustee, the Custodian, the Controlling Class Representative, the Asset Representations Reviewer, and the Operating Advisor), as follows:

1.	The Seller has delivered an electronic copy of the Diligence File (as defined in the Pooling and Servicing Agreement) with respect to each Mortgage Loan to the Depositor by uploading such Diligence File to the Secure Data Room (as defined in the Pooling and Servicing Agreement); and

2.	Each Diligence File uploaded to the Secure Data Room contains all documents required under the definition of “Diligence File” and each such Diligence File is organized and categorized in accordance with the electronic file structure reasonably requested by the Depositor.

Capitalized terms used herein without definition have the meanings given them in the Mortgage Loan Purchase Agreement.

IN WITNESS WHEREOF, the undersigned has caused this diligence file certification to be executed by its duly authorized officer or representative, the ___ day of [______], 2016.

[INSERT SELLER NAME]

By:
Name:
Title:

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EXHIBIT F

REPRESENTATIONS AND WARRANTIES REGARDING THE TRUST SUBORDINATE COMPANION LOAN AND THE 540 WEST MADISON MORTGAGED PROPERTY

The Seller represents and warrants to the Purchaser, as of the Closing Date, as to itself with respect to the Trust Subordinate Companion Loan and the 540 West Madison Mortgaged Property, that:

1.          The Seller is the sole owner of the Trust Subordinate Companion Loan and will transfer the Trust Subordinate Companion Loan and related assets to the Depositor free and clear of any liens, pledges, charges, security interests or encumbrances of any nature.

2.          Except as set forth in the Mortgage File, the Mortgage Loan documents have not been modified since the origination of the 540 West Madison Whole Loan and the 540 West Madison Mortgaged Property has not been released from the lien of the related Mortgage.

3.          The Trust Subordinate Companion Loan constitutes a whole note and not a participation interest or certificate.

4.          To the best of the Seller’s Knowledge (as defined below) after due inquiry, (a) there is no monetary or material non-monetary event of default existing under any of the related Mortgage Loan documents, (b) there is no event which, with the passage of time or with notice and the expiration of any applicable grace or cure period, would constitute a material event of default under any of the related Mortgage Loan documents, and (c) the Seller has not waived any event of default. “Seller’s Knowledge” means the actual knowledge of any of the individuals employed by the Seller, acting as lender, who were actively involved in the origination of the 540 West Madison Whole Loan.

5.          The Trust Subordinate Companion Loan is a “qualified mortgage” within the meaning of Section 860G(a)(3) of the Code (but without regard to the rule in Treasury Regulations Section 1.860G-2(f)(2) that treats certain defective mortgage loans as qualified mortgages), which means that the gross proceeds of the Trust Subordinate Companion Loan at origination did not exceed the non-contingent principal amount of the Trust Subordinate Companion Loan and the Trust Subordinate Companion Loan is secured by an interest in real property (including land and buildings, but excluding personal property and going concern value, if any) having a fair market value (a) at the date the Trust Subordinate Companion Loan was originated at least equal to 80% of the original principal balance of the Trust Subordinate Companion Loan or (b) at the Closing Date at least equal to 80% of the original principal balance of the Trust Subordinate Companion Loan on such date; provided that for purposes hereof, the fair market value of the real property interest must first be reduced by (i) the amount of any lien on the real property interest that is senior to the Trust Subordinate Companion Loan and (ii) a proportionate amount of any lien that is in parity with the Trust Subordinate Companion Loan. If the Trust Subordinate Companion Loan was “significantly modified” prior to the Closing Date so as to result in a taxable exchange under Section 1001 of the Code, it either (x) was modified as a result of the default or reasonably foreseeable default of the Trust

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Subordinate Companion Loan or (y) satisfies the provisions of either sub-clause (a) above (substituting the date of the last such modification for the date the Trust Subordinate Companion Loan was originated) or sub-clause (b). Any prepayment premium and yield maintenance charges applicable to the Trust Subordinate Companion Loan constitute “customary prepayment penalties” within the meaning of Treasury Regulations Section 1.860G-1(b)(2).

6.          In the event of a taking of any portion of the Property by any governmental authority (including any court, board, agency, commission, office or other authority of any nature whatsoever for any governmental unit (foreign, federal, state, county, district, municipal, city or otherwise)), whether by legal proceeding or by agreement, and immediately after giving effect to the release of any portion of the lien of the related Mortgage in connection with such taking (but taking into account any proposed restoration on the remaining portion of the Property), the loan-to-value ratio is greater than 125% (taking into account only land and buildings, and excluding personal property and going concern value, if any) (provided that for purposes hereof, the fair market value of the real property interest must first be reduced by (i) the amount of any lien on the real property interest that is senior to the Trust Subordinate Companion Loan and (ii) a proportionate amount of any lien that is in parity with the Trust Subordinate Companion Loan), the Borrowers must pay down the principal balance of the Trust Subordinate Companion Loan by an amount not less than the least of one of the following amounts: (i) the condemnation award (less reasonable costs and expenses in collecting such award), (ii) the fair market value of the released portion of the Property (taking into account only land and buildings, and excluding personal property and going concern value, if any) at the time of the release or (iii) an amount such that the loan-to-value ratio (as so determined) after the release is not greater than the loan-to-value ratio (as so determined) of all of the Property immediately prior to the release, unless the lender receives an opinion of counsel that if such amount is not paid, the Trust will not fail to maintain its status as a REMIC as a result of the release of the applicable portion of the Property.

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